UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust
(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814
(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ADVISORSHARES TRUST

4800 Montgomery Lane
Suite 150
Bethesda, Maryland 20814
www.advisorshares.com
1.877.843.3831

Annual Report

June 30, 2016

ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2016

The year ending June 30, 2016 was an exciting year for growth in the actively managed ETF market place. The number of funds grew by 14% to 147 and while that was fewer new funds than 2015, assets under management for all actively managed ETFs increased by 30%, versus 23% in 2015, to $26.378 billion. In 2016, familiar names like State Street continued to increase market share while some new players have come to the market with a significant impact like Principal Funds.

Exhibit 1
As of June 30, 2016 | Source: AdvisorShares

As you can see in Exhibit 2, AdvisorShares, along with First Trust, offers investors the largest number of actively managed ETFs in the market, with 21 ETFs trading today on both the NYSE Arca and NASDAQ exchanges. In addition, in Q3 2016 we will be launching two new actively managed ETFs, SCAP, a US equity small cap ETF that will bring an impressive track record, and KOR, a Korean equity strategy managed by Korea Investment Management, the largest independent asset manager in Korea with a great track record. An increasingly complex investing environment has created the need for investors to utilize the potential benefits that active ETFs provide as a part of their overall asset allocation. We actively seek out investment managers who offer interesting active strategies so that we can provide you with a wide variety of ETFs to choose from, to help you meet and exceed your investment goals.

ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2016

Exhibit 2
As of June 30, 2016 | Source: AdvisorShares

On July 1, 2016, TTFS changed its name to AdvisorShares Wilshire Buyback ETF, with Wilshire Associates taking over portfolio manger responsibilities. In addition the advisory fee and expense limitation for the Fund also decreased from 0.99% to 0.90%.

The last year has been challenging for AdvisorShares with our AUM level decreasing by 10%. Much of the decline is attributable to volatility for some of our largest funds both in terms of fund-flow trends industry-wide as well a price volatility in capital markets.

We look forward to continuing to offer you new, innovative managers and strategies in the market place in the coming year, and will maintain our transparency to you through our regular communications, so you will know what our managers are doing and why with the assets you have entrusted to them. We appreciate the continued trust and confidence that you, our shareholders, have given to us.

Best Regards,

Noah Hamman
CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or result in a loss. There is no guarantee that the individual Funds’ will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2016 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST
AdvisorShares Athena High Dividend ETF (DIVI)

The AdvisorShares Athena High Dividend ETF (NYSE Arca: DIVI) is built on three drivers that have been shown to deliver attractive long term equity performance:

1.	Higher yielding stocks on average generate higher total returns both in the US and internationally. Dividends represent a strong commitment by company management to its shareholders and the higher the yield the stronger this commitment.
2.	But even with this powerful market discipline, some high dividend yield (DY) companies over promise and see their stock prices drop when they are unable to sustain dividends. In order to reduce this collateral damage, a quality screen based on Athena’s extensive mutual fund holdings database is used to help identify the best stock ideas of the best managers.
3.	In each sector, international stocks often offer higher dividend yields than do similar US stocks. For this reason, we launched DIVI as a global portfolio rather than as US only.

Over shorter time periods results can be quite different, as was the case during DIVI’s second year:

•	The biggest negative was a dramatic drop in oil prices during the second half of 2015 as DIVI entered its second year. A strange triangulation among oil prices, stock prices and high yield stocks continued through the last six months of 2015, resulting in significant underperformance during this time period.
•	In early 2016, this emotionally driven relationship began to dissolve and high yield stocks surged. Over the first half of 2016 DIVI generated a 14.14% return.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 29, 2014* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/29/2014
AdvisorShares Athena High Dividend ETF NAV	3.68%	2.74%	14.07%	-9.84%	-16.03%
AdvisorShares Athena High Dividend ETF Market Price**	3.66%	2.76%	14.14%	-9.83%	-16.00%
MSCI All Country World Index (Net)	-0.61%	0.99%	1.23%	-3.73%	-1.83%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.02% and the net expense ratio is 1.30%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares EquityPro ETF (EPRO)

The AdvisorShares Equity Pro ETF (NYSE Arca: EPRO) returned -7.67% on a Market Price basis, and -7.61% on an NAV basis, for the twelve months ended June 30, 2016. The MSCI World Index returned -3.73% for that twelve-month period and the S&P 500 index return was 3.99%.

The 12 months ended June 30, 2016, represented a period of modest returns for most equity portfolios. Foreign markets declined while the U.S. stock market posted a small gain. However, this apparently quiet period included significant volatility, as the S&P 500 experienced two corrections between 9% and 13%. In reaction to the two market corrections, the Fund adopted a defensive position, consistent with the Fund’s investment approach, which looks to the 200 day moving average of the S&P 500 as a principal consideration. This resulted in 80% of the value of the Fund’s portfolio being invested in cash and short-term fixed income securities, rather than in equities. The defensive position was maintained from late August thru late October of 2015, and again from early January thru mid-March of 2016. Both market corrections developed quickly and were followed by swift recovery periods. Given the relatively long term nature of the 200 day moving average of the S&P 500, the Fund’s portfolio successfully avoided a portion of the negative market results, yet also missed a portion of the swift recovery periods. In light of these two market corrections, followed by relatively quick recovery periods, the Fund’s defensive positioning had a negative impact on the total return of the Fund over the twelve-month period ending June 30, 2016. At the same time, the defensive positioning resulted in the Fund’s NAV experiencing only 63% of the daily volatility, when compared to the daily volatility of the S&P 500.

Over the one-year period, EPRO’s equity investments performed well, relative to benchmark indices. For example, the Fund’s allocation to foreign equity markets was typically less than 20% during the last six months of 2015, and less than 10% during the first 6 months of 2016. Throughout that twelve-month period, the U.S. markets offered better risk-adjusted return prospects. As of June 30, 2016, the Fund continued to be under-weighted in the Financial sector and over-weighted in the Consumer Staples and Technology sectors, contributing to a positive impact on the relative performance of the Fund’s equity portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2012* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 7/10/2012
AdvisorShares EquityPro ETF NAV	0.68%	2.35%	-0.71%	-7.61%	2.72%	4.32%
AdvisorShares EquityPro ETF Market Price**	0.52%	2.15%	3.27%	-7.67%	2.76%	4.34%
MSCI World Index (Net)	-1.12%	1.01%	0.66%	-2.78%	6.95%	10.19%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.19% and the net expense ratio is 1.31%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Gartman Gold/Euro ETF (GEUR)

For the twelve-month period ending June 30, 2016, the AdvisorShares Gartman Gold/Euro ETF (NYSE Arca: GEUR) returned 13.29% on a NAV basis and 15.11% on a Market Price Return basis, outperforming the spot price of Gold which returned 12.79%. Since the inception of GEUR (February 11, 2014), it has outperformed the spot gold by over 800 basis points, with a NAV return of +9.34% versus 1.11%.

The main driver for gold funded in Euros over the past twelve months was the threat of less accommodative monetary policy by the Federal Reserve Bank in the U.S. versus a potential easing situation in Euroland. In December 2015, the Federal Open Market Committee finally increased the Federal Funds rate by 25 basis points to 0.50% after months of speculation about a rate hike. With respect to EUR/USD, the trend of a stronger dollar continued into late 2015 mainly due to widening interest rate differentials. Mario Draghi promised more quantitative easing which weakened the Euro, and in February 2016, implemented the “kitchen sink” QE policy. As the name implies, the new directive lowered rates further, increased the scope and tenor of the QE program. This caused the Euro to depreciate which helped GEUR outperform the spot price of gold.

Gold gained traction in the first half of 2016 as the possibility of a global recession in the developed market countries loomed, causing gold to spike due to its renewed interest as an uncorrelated haven asset. In Europe, the Euro was in a holding pattern mostly due to the pending “Brexit” vote (The UK voting to leave the European Union) that was to take place in late June 2016. Various studies concluded that a Brexit would be very damaging to a softer UK economy. The Brexit shock would cause exports to fall, consumption, wages and GDP to drop, causing most pundits to assume the vote would be for the UK to “Bremain” in the EU. When the UK referendum to Brexit the EU actually passed, it caused chaos in the capital markets as June 2016 ended. GEUR greatly benefited from the strength in the gold market as the Euro sold off following the vote.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	Since Inception 2/11/2014
AdvisorShares Gartman Gold/Euro ETF NAV	8.88%	10.17%	22.06%	13.29%	9.34%
AdvisorShares Gartman Gold/Euro ETF Market Price**	10.25%	11.66%	24.38%	15.11%	9.92%
Spot Gold – London Bullion Market Association	8.96%	6.77%	24.34%	12.79%	1.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.21% and the net expense ratio is 0.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.65%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day’s 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Gartman Gold/Yen ETF (GYEN)

For the twelve-month period ending June 30, 2016, the AdvisorShares Gartman Gold/Yen ETF (NYSE Arca: GYEN) returned -5.73% on a NAV basis and -5.36% on a Market Price Return basis, underperforming the spot price of Gold which returned 12.79%.

The main driver for gold funded in Yen over the past twelve months was the threat of less accommodative monetary policy by the Federal Reserve Bank in the U.S. versus the continued economic malaise in Japan. In December 2015, the U.S. Federal Reserve finally increased the Federal Funds rate by 25 basis points to 0.50% after months of speculation about a rate hike. In October of 2015, the Bank of Japan (BOJ) once again cut its CPI forecast and stated its economic targets will take longer to reach. The BOJ Tankan Survey continued to worsen in manufacturing and non-manufacturing sectors reflecting continued weakness of Asian demand.

Gold gained traction in the first half of 2016 as the possibility of a global recession in the developed market countries loomed, causing gold to spike due to its renewed interest as an uncorrelated haven asset. The BOJ reiterated its commitment to an easing monetary policy by moving deposit rates on excess reserves negative for the first time in history. The Yen strengthened significantly due to the currency’s risk off stature. With the BOJ on the sidelines with respect to further stimulus, this added even more strength to the Yen. And then in April 2016, the BOJ surprised the markets with a “no action” decision when participants were looking for further monetary or fiscal stimulus. This caused the Japanese yen to appreciate considerably and Japanese equities to trade off.

As June 2016 came to a close, the UK people voted to exit the European Union (aka “Brexit”) in a surprise move to many, causing chaos in the capital markets. The Yen strengthened as investors rushed to Japan as “safety” trade during the referendum and reduced further potential gain in GYEN in the days after the Referendum passed.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	Since Inception 2/11/2014
AdvisorShares Gartman Gold/Yen ETF NAV	1.14%	-2.33%	6.73%	-5.73%	0.45%
AdvisorShares Gartman Gold/Yen ETF Market Price**	1.60%	-2.03%	8.18%	-5.36%	0.70%
Spot Gold – London Bullion Market Association	8.96%	6.77%	24.34%	12.79%	1.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.99% and the net expense ratio is 0.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.65%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day’s 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Global Echo ETF (GIVE)

The AdvisorShares Global Echo ETF (NYSE Arca: GIVE) is a unique socially and environmentally conscious ETF. A portion of the fees support the Global Echo non-profit.

GIVE returned -3.51% during the past year. While US stocks were volatile, they ended up rising over the period. Foreign markets continued to struggle, both based on China’s structural overhangs and Europe’s governance challenges. International equities are generally inexpensive both from a currency and stock valuation perspective, yet global conditions continue to pressure non-US markets. This was evidenced in index returns, with the MSCI AC World Index ex USA Net (USD) returning -10.2% for the year, while the S&P 500 rose 4.0%. The Brexit vote for the UK to exit the European Union on the 23rd of June added to market uncertainty and reduced GIVE values at the end of the period.

GIVE is a balanced portfolio with two equity managers and one for fixed income. Returns for both the Reynders McVeigh and Baldwin Brothers equity sleeves were around -5%, while the Community Capital fixed income sleeve rose approximately 4%. Asset allocation at the end of the period was a balanced 63% equity, 31% bonds, and 6% cash, with foreign equity exposure at 12%.

GIVE is a fossil-fuel-free strategy emphasizing investments with explicit social and environmental benefits. Each month during the year GIVE commentary emphasized the socially and environmentally positive nature of the strategy, highlighting themes across the portfolio. Highlights in commentary this year included reflections on the global markets, the social and environmental profile of holdings such as Kingfisher (the largest home improvement retailer in Europe), the Swiss health care company Novartis, and American retailer Target as well as lending to small business, municipal, and affordable housing credits. There was also a discussion of climate change and the oil industry.

A derivative is a security whose price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties. Its value is determined by fluctuations in the underlying asset.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 23, 2012* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 5/23/2012
AdvisorShares Global Echo ETF NAV	-0.49%	0.24%	0.01%	-3.51%	3.97%	5.13%
AdvisorShares Global Echo ETF Market Price**	-0.04%	1.50%	0.08%	-2.61%	3.87%	5.12%
Barclays Capital U.S. Aggregate Bond Index	1.80%	2.21%	5.31%	6.00%	4.06%	2.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.50%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.50%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Domestic ETF (FWDD)

U.S. Equities valuations have remained above long-term historical averages due to a combination of higher prices and lower growth projections. As we move forward we believe that qualitative investing will be necessary to take advantage of opportunities in the market. We feel the AdvisorShares Madrona Domestic ETF (NYSE Arca: FWDD) by nature is positioned to take advantage of opportunities in undervalued securities, while maintaining a material allocation to each sector and a broadly balanced diversified portfolio overall. Because price to earnings ratios do not paint the whole picture to evaluate a stock, the strategy incorporates the forward-looking long-term growth of earnings to rank each security within the basket. Additionally, companies with no or negative growth of earnings are eliminated from the portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/21/2011
AdvisorShares Madrona Domestic ETF NAV	-2.69%	-1.55%	-0.83%	-6.29%	8.28%	10.53%
AdvisorShares Madrona Domestic ETF Market Price**	-2.52%	-1.53%	-0.81%	-6.26%	8.29%	10.54%
S&P 500 Index	0.26%	2.46%	3.84%	3.99%	11.66%	12.77%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.37% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Global Bond ETF (FWDB)

It is our belief that inflation is not directly correlated to the interest rate investors are willing to pay for Government bonds. Inflation generally occurs when there is a shortage of cash type investments available, demand is outpacing supply, and companies are at or near capacity. None of these factors currently contribute to an inflationary environment. Many Advisors and broad based bond funds have shied away from any bonds other than short or ultra-short duration bonds. We believe there is opportunity for yield while not going too far out on the bond maturity timeline.

In addition, investors may decide to taper back the purchase of the type of bonds that are most prevalent in most bond indexes. When the artificial demand for these bonds is removed, there could be a selling environment. It is our belief that any such sell-off by bond holders will require that investors find other investment alternatives. Assuming bond investors won’t stay idle, or flock to equities, we believe an opportunity exists. That opportunity is the transfer of investments from Government bonds to other bond categories such as corporates, high-yields, bank notes, emerging markets, preferred bonds, etc. The AdvisorShares Madrona Global Bond ETF (NYSE Arca: FWDB) is well represented with these alternative categories of bonds.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	5 Year	Since Inception 6/21/2011
AdvisorShares Madrona Global Bond ETF NAV	1.75%	3.10%	6.32%	5.76%	3.96%	3.52%	3.51%
AdvisorShares Madrona Global Bond ETF Market Price**	1.83%	3.18%	6.36%	5.84%	4.09%	3.51%	3.51%
Barclays Capital U.S. Aggregate Bond Index	1.80%	2.21%	5.31%	6.00%	4.06%	3.76%	3.63%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.39% and the net expense ratio is 1.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona International ETF (FWDI)

As a result of the rebound in Emerging Markets, our research now points to similarly attractive valuations in Emerging Market positions and their Developed Market counterparts. Based on current average foreign valuations, we believe the AdvisorShares Madrona International ETF (NYSE Arca: FWDI) by nature is positioned to take advantage of opportunities across the International equity space, while maintaining a broad mix of holdings across both developed and emerging markets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	5 Year	Since Inception 6/21/2011
AdvisorShares Madrona International ETF NAV	-5.14%	-6.29%	-4.62%	-17.32%	-0.39%	-1.63%	-0.72%
AdvisorShares Madrona International ETF Market Price**	-5.53%	-6.00%	-4.73%	-17.25%	-0.35%	-1.63%	-0.72%
MSCI EAFE Index (Net)	-3.36%	-1.46%	-4.42%	-10.16%	2.06%	1.68%	2.52%
BNY Mellon Classic ADR Index TR	-1.54%	0.01%	-1.74%	-10.28%	1.71%	0.61%	1.45%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.69% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Market Adaptive Unconstrained Income ETF (MAUI)

American Wealth Management ("AWM") took over as sub-advisor to the AdvisorShares Sunrise Global Multi-Strategy ETF (NASDAQ: MULT) on the first of November 2015, renaming the ETF the AdvisorShares Market Adaptive Unconstrained Income (NASDAQ: MAUI). In keeping with the funds new name, AWM reduced the portfolio’s volatility by reallocating the fund primarily to the fixed income type ETFs.

Over the past 12 months MAUI’s NAV is down 1.04% while the market price is lower by 0.96% over the same period. Within the first week after taking over the fund we recognized our bond signals were causing greater volatility than we had anticipated, so adjustments were made to allow the portfolio to respond more quickly to changes in the bond market. Since that time, the fund’s performance has been in line with our expectations.

Typically, when high quality bonds are in an uptrend lower quality bonds tend to be in a downtrend and vice versa. One of the challenges we have experienced so far in 2016 is when both lower quality and higher quality bonds are in an uptrend at the same time. With interest rates as low as they are, our bias has been to side with lower quality bonds, with the idea that lower quality bonds have more upside participation. Though the markets behavior heading into the Brexit vote threw the portfolio a curve ball, the fund quickly recovered from the short term decline.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 8, 2014* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/8/2014
AdvisorShares Market Adaptive Unconstrained Income ETF NAV	0.41%	0.71%	3.46%	-1.04%	-1.83%
AdvisorShares Market Adaptive Unconstrained Income ETF Market Price**	0.40%	0.70%	5.15%	-0.96%	-1.81%
Barclay Hedge BTOP50 Index	2.01%	-1.86%	0.41%	2.83%	10.96%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 5.72% and the net expense ratio is 1.11%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Meidell Tactical Advantage ETF (MATH)

For the year ending June 30, 2016 the AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca: MATH) declined 13.63% on a Market Price basis and 13.40% on an NAV basis, while the S&P 500 Index rose 3.99% over the same period. Over the past twelve months, the stock market has experienced three sharp drawdowns that initially had the look and feel of the decline during January 2008. However, this time around within roughly 60 days the major market averages had either recovered or were well on their way to making back their losses.

When we launched the MATH ETF five years ago, it was to assist investors in navigating those periods like the year that followed the January 2008 decline, by helping preserve their wealth. The stock market has a way of conditioning investors to a particular behavior just before it changes. For example, some investors are now recognizing that the S&P 500 has been in a large trading range for roughly two years. Their conclusion is simple, merely sell the market when it reaches its recent highs and buy it back when it falls to its latest lows.

That fact that so many are recognizing the latest trading range, means it’s time for the market to change. In other words, the markets behavior later this year and next will be different than what we have become accustomed to over the past year. Though we are frustrated with the fund’s performance over the past 12 months, we believe that there are risks in our future that the MATH strategy is well suited to guide investors through.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 23, 2011* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	5 Year	Since Inception 6/23/2011
AdvisorShares Meidell Tactical Advantage ETF NAV	-1.59%	-2.96%	-4.18%	-13.40%	-1.74%	1.61%	1.65%
AdvisorShares Meidell Tactical Advantage ETF Market Price**	-1.88%	-3.31%	-4.10%	-13.63%	-1.85%	1.55%	1.60%
S&P 500 Index	0.26%	2.46%	3.84%	3.99%	11.66%	12.10%	12.63%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.12% and the net expense ratio is 1.48%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Morgan Creek Global Tactical ETF (GTAA)

The AdvisorShares Morgan Creek Global Tactical ETF (NYSE Arca: GTAA) returned -3.51% on a Market Price basis and -3.60% on a NAV basis from July 1, 2015 through June 30, 2016 as compared to 3.99% for the S&P 500. During the same period a composite index consisting of 25% MSCI ACWI Index, 25% Barclays Aggregate Bond Index, 25% Bloomberg Commodity Index, and 25% DXY Index returned -2.59%.

GTAA outperformed the S&P 500 Index in first half of 2016, driven by tactical changes to equity, fixed income, and gold allocations. It lagged in the second half of 2015, particularly in the month of October when the S&P rallied 8.44%.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 26, 2010* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	5 Year	Since Inception 10/26/2010
AdvisorShares Morgan Creek Global Tactical ETF NAV	1.71%	2.00%	4.14%	-3.60%	0.78%	-0.64%	0.16%
AdvisorShares Morgan Creek Global Tactical ETF Market Price**	1.78%	2.01%	5.50%	-3.51%	0.78%	-0.64%	0.16%
S&P 500 Index	0.26%	2.46%	3.84%	3.99%	11.66%	12.10%	12.97%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.47% and the net expense ratio is 1.49%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income Fund (NYSE Arca: MINC) returned 2.39% on a Market Price Basis during the fiscal year ending June 30, 2016 compared to a gain of 6.00% for the Barclays Capital US Aggregate Bond Index. During the fiscal year the Fund’s short duration relative to the benchmark in a declining rate environment detracted from performance. Over the last 12 months, yields decreased along the U.S. Treasury curve. Overall the curve flattened.

The Fund’s allocation to the structured finance sectors (CMBS, non-agency residential mortgage-backed (RMBS), and ABS) continues to play an important role in the Fund. Valuations remain attractive in the areas in which we invest, even as spreads have compressed recently. We continue to find value in sub-prime auto ABS due to valuations and deal structures, non-agency RMBS due to limited supply and strong fundamentals, and legacy CMBS due to offered yields combined with short average lives. Fundamentals are generally strong across structured finance based on overall demand for U.S. assets and stable consumer and commercial fundamental performance. Technicals overall are positive across the asset class, with prudent levels of supply being met by investor need for yield.

After underperforming in the second half of 2015, high yield posted five consecutive months of positive returns. During the period, we upgraded the overall credit quality of the portfolio, reducing below investment grade and generally rotating into higher quality credits. This included staying underweight and reducing our exposure to energy related credits.

We believe it is especially important to stay diversified, have granular positions, and emphasize liquid investments. We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities. We are constructive on spread sectors based on still solid fundamentals, good technicals, and attractive valuations. We continue to generally focus on higher quality credits within our below-investment-grade allocation and are willing to give up some yield in order to avoid potential credit issues as we navigate through the credit cycle. With strong demand by investors and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield.

Over the fiscal year, we continued to invest cash from inflows and sale proceeds, primarily focusing on the addition of asset backed securities, agency mortgage backed securities, and non-agency mortgage backed securities. We have continued to overweight spread sectors, seeking to take advantage of higher yields.

Option-adjusted Spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is adjusted to take into account an embedded option. Typically, an analyst would use the Treasury securities yield for the risk-free rate. The spread is added to the fixed-income security price to make the risk-free bond price the same as the bond.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 3/19/2013
AdvisorShares Newfleet Multi-Sector Income ETF NAV	0.62%	1.40%	2.40%	2.33%	2.66%	1.99%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	0.55%	1.56%	2.26%	2.39%	2.67%	1.98%
Barclays Capital U.S. Aggregate Bond Index	1.80%	2.21%	5.31%	6.00%	4.06%	3.00%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.82% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)

The AdvisorShares Pacific Asset Floating Rate ETF (NYSE Arca: FLRT) outperformed the S&P LSTA U.S. Leveraged Loan 100 Index for the twelve months ended 6/30/2016, 1.69% to 0.69%. The bank loan market experienced a volatile year as falling commodity prices drove risk asset prices lower in the second half of 2015, finally reaching their lows in early February 2016. FLRT’s focus on larger, more liquid issues contributed to performance, as did a lower than average allocation to Energy-related issues. The fund’s investments in fixed rate high yield bond positions provide liquidity and yield to the portfolio, but were overall a negative contributor to the portfolio over the last year.

FLRT remains focused on the larger, more liquid issues in the bank loan market. We believe larger, more liquid issues provide adequate exposure to the bank loan market as well as the benefit of reasonable liquidity. While higher interest rates tend to drive investor interest in the asset class overall, the relatively high yields offered by bank loans compared to lower credit risk investments could maintain reasonable demand for bank loans. Expectations are also for a relatively lower supply of new loan issues, which could also act to support prices into the second half of 2016.

FLRT utilizes derivative securities to gain levered exposure to the bank loan market and provide improved liquidity. Notional derivate exposure averaged about 3% of the total assets of the fund during the year.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 18, 2015* to June 30, 2016

$10,500
$10,000
$9,500
$9,000
2/18/15
6/30/2015
6/30/2016
$10,216
$10,118
$10,108
$10,216 AdvisorShares Pacific Asset Enhanced Floating Rate ETF NAV
$10,118 AdvisorShares Pacific Asset Enhanced Floating Rate ETF Market Price
$10,108 S&P/LSTA U.S. Leveraged Loan 100 TR USD Index

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	Since Inception 2/18/2015
AdvisorShares Pacific Asset Enhanced Floating Rate ETF NAV	-0.32%	2.01%	4.36%	1.69%	1.58%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF Market Price**	-1.05%	1.24%	3.64%	0.46%	0.87%
S&P/LSTA U.S. Leveraged Loan 100 Index	-0.15%	2.80%	5.36%	0.69%	0.79%
S&P 500 Index	0.26%	2.46%	3.84%	3.99%	2.15%
U.S. OE Bank Loan Index	-0.05%	2.69%	4.03%	0.21%	1.10%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.43% and the net expense ratio is 1.12%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. One cannot invest directly in an index.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Bank Loan: funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

ADVISORSHARES TRUST
AdvisorShares Peritus High Yield ETF (HYLD)

The latter half of calendar 2015 was an undeniably negative period for the broad high yield market, and the AdvisorShares Peritus High Yield ETF (NYSE Arca: HYLD) included. The market sentiment toward high yield started to shift in the latter part of 2014 as energy began its steady decline, as at the time many of the high yield indexes were 15 – 18% allocated to energy. Then as 2015 proceeded, investors became concerned about the Fed and increasing rates. We did not share this view as the economic data, demographics and other global factors did not support the expectation that a significant rise in rates was on the horizon. Beginning in June 2015 and lasting through the first part of calendar 2016, we saw large and steady outflows from the high yield market as investors were exiting the asset class on rate and energy concerns. At the same time, we saw the full implementation of the Dodd Frank legislation, and the Volcker Rule provision within it, which resulted in investment banks dramatically curtailing their market making efforts. This removed a significant market participant and liquidity within the market was reduced. Thus we were faced with a period of portfolio managers selling securities across the board to meet investor redemptions in the face of lessened market liquidity, causing prices to gap down 5, 10, 15 or more points in a single trade.

We also faced these large price declines in HYLD, in many cases for no reason other than someone was selling the security to meet liquidity/redemption needs. We saw this largely as a pricing problem, not a credit or fundamental problem in the high yield market, as outside of energy, we were seeing stable fundamentals in much of the market, including in the majority of our own portfolio. As oil stabilized and general market sentiment improved in early calendar 2016, we are now seeing a rebound in bond prices and strong returns, as the solid fundamentals remain intact.

We have not been complacent as we face this shifting market. As a manager, when rules, markets or the economy changes, you too must change; we just did that at the end of 2015, which we see now benefiting shareholders in 2016 and going forward. Beginning in December 2015, we started implementing a strategic new or newly issued allocation within our portfolio. With the banking regulation changes that went into effect in 2015, our research and experience has shown bonds tend to be the most liquid in the first several months after issuance as the institutions bringing the new debt to market are using their capital to support those deals in the secondary market and then in the months following you often see indexers and insurance companies adding exposure, providing another bid to these securities. In the first six months of the implementation of the new issue allocation, we are seeing the intended benefits in terms of improved portfolio liquidity and lessened volatility, and we believe this helps to better position our portfolio as we move forward. Additionally, as we have proceeded through the first six months of 2016, many of the bonds and loans that we call our “alpha” bucket have done very well as good company fundamentals are now being rewarded by the market. As we move forward, we see value in both bonds and loans, as many bonds with reasonable financials are offered at notable discounts providing both yield and capital gains potential and many first lien loans have been sold off as investors have realized the floating rate aspect to those are not needed as rates are not going up any time soon; yet these are often very low leverage companies that are more liquid and trading at nice discounts. See our pieces, “Zero Sum Game” and “Liquidity Management” as well as our monthly commentaries on the HYLD website (hyld.advisorshares.com) for more detail on our portfolio position and market dynamics.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 1, 2010* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	5 Year	Since Inception 12/1/2010
AdvisorShares Peritus High Yield ETF NAV	0.81%	7.06%	5.67%	-9.34%	-4.91%	0.00%	1.25%
AdvisorShares Peritus High Yield ETF Market Price**	1.45%	8.62%	7.38%	-9.20%	-4.56%	-0.11%	1.24%
Barclays U.S. Corporate High Yield Index	0.92%	5.52%	9.06%	1.62%	4.18%	5.84%	6.48%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.23%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays U.S. Corporate High Yield Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non investment grade debt. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares QAM Equity Hedge ETF (QEH)

The AdvisorShares QAM Equity Hedge ETF (NYSE: Arca: QEH) incepted on August 7, 2012. For the period ending June 30, 2016 QEH has returned +2.85% on a Net Asset Value basis and +2.87% on a Market Price basis since inception. For the one year period ending June 30, 2016 QEH returned -5.72% on an NAV basis and -5.72% on a Market Price basis. Performance in the fund was slightly behind our benchmark, the HFRI Equity Hedge (Total) Index, but was still within the range of expectations for the strategy.

QEH utilizes a fundamental and quantitative investment process to estimate the aggregate net market exposures of a large universe of long/short equity hedge funds defined by the HFRI Equity Hedge (Total) Index. The Fund’s portfolio manager has fundamentally identified over 25 groups of long/short equity hedge fund managers within the Index and utilizes a factor based system to attempt to identify the net exposures for each group. The portfolio manager believes that by replicating the net exposures of each group, over time QEH’s return will closely track that of the index. Options may be utilized in certain circumstances to hedge or reduce risks that exist in the portfolio.

In the year ended June 2016, the dominance of the U.S. equity markets, after retreating slightly in late 2015, returned as fears of slowing global growth and the eventual Brexit vote took its toll on foreign markets. Evidence of the dominance was seen in the performance of the S&P 500 (+3.99%) versus that of the MSCI AC World Index ex USA (-10.24%). The globally exposed portfolio for QEH was negatively affected by the weakness in international markets, however, the moderate net exposure helped to cushion the losses. As the equity markets became more volatile, our models indicated that the universe of long/short equity hedge fund managers, in aggregate, were reducing net exposures and by June 30th, were approximately 50% net long in aggregate. Within economic sectors, the Financial sector was the largest allocation followed by Healthcare, Technology, and Consumer Discretionary. Net exposure to North America, although lower year over year, remained the largest geographic exposure while exposures to developed Non-U.S., emerging, and frontier markets were stable to rising.

QEH is a diversified and moderately net exposed portfolio that seeks to provide a lower volatility approach to global equity markets that we believe can produce competitive risk adjusted returns over time.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period August 7, 2012* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 8/7/2012
AdvisorShares QAM Equity Hedge ETF NAV	-0.32%	0.61%	-0.26%	-5.76%	1.86%	2.85%
AdvisorShares QAM Equity Hedge ETF Market Price**	-0.30%	0.64%	1.43%	-5.72%	1.95%	2.87%
HFRI Equity Hedge (Total) Index	-0.48%	1.28%	-0.51%	-5.11%	3.01%	N/A ***

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.21% and the net expense ratio is 2.03%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.50%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.
***	Benchmark performance available on a month-end basis only. For the period 8/31/2012 through 6/30/2016, the HFRI Equity Hedge Index returned 4.67%.

The HFRI Equity Hedge Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge investing consists of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Ranger Equity Bear ETF (HDGE)

For the one year period ending June 30, 2016, the AdvisorShares Ranger Equity Bear ETF (NYSE Arca: HDGE) returned -2.53% on a NAV basis and -2.48% on a Market Price basis. For the same period, the S&P 500 Index returned 3.99%. Performance benefitted from the significant decline of several of the fund’s core positions. Fund performance was negatively impacted by increased acquisition activity. Low interest rates, slowing growth, and large cash positions held overseas have caused companies to increase debt loads to fund growth through acquisitions, the speculative activity of which, hurts short only strategies that focus on low quality stocks. Longer-term this increase risk to equities as inflated acquisitions are written down and earnings suffer as a result.

HDGE remains aggressively short equities and the beta of the portfolio is substantially higher than the market. The focus remains on low quality shares with increased financial engineering. U.S. equities trade at all-time highs on a price/sales basis. Increased volatility and declining earnings expectations along with the mature nature of the current bull market dramatically increase the risk of owning equities. Therefore, an aggressive short strategy is in place.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 27, 2011* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	5 Year	Since Inception 1/27/2011
AdvisorShares Ranger Equity Bear ETF NAV	1.62%	-0.24%	-1.35%	-2.53%	-13.12%	-14.08%	-14.62%
AdvisorShares Ranger Equity Bear ETF Market Price**	1.63%	-0.38%	-1.30%	-2.48%	-13.09%	-14.07%	-14.61%
S&P 500 Index	0.26%	2.46%	3.84%	3.99%	11.66%	12.10%	11.66%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 2.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Sage Core Reserves ETF (NYSE Arca: HOLD) returned 0.86% for the year ending June 30, 2016 on a NAV basis. The Barclays 1–3 Month U.S. Treasury Bill Index, a common short-term benchmark, returned 0.12% over the same period.

During the 12 months ending June 2016, the fixed income market saw substantial volatility as the market reacted to changes in the global economic landscape. Globally, the markets were volatile in response to economic uncertainties from Asia to Europe. Domestically, the markets expectation on future Fed rate hikes changed course from the expectations of rising rates, to the now prevalent idea of “lower-for-longer.”

Despite the easy monetary policy seen across the globe, the US economy saw tepid growth. While the US unemployment rate fell from 5.40% to 4.87%, GDP (YoY) fell to 2.10%, and the 5-year TIPS breakeven inflation rate decreased 27 basis-points to 1.40%. The 10-year Treasury rate began the period at 2.35% and fell to 1.47%, while the Barclays Aggregate credit average OAS began at 1.37%, and widened out to nearly 2.00% before rallying back to 1.47%.

During the past 12 months the portfolio maintained high-quality allocations to corporate, securitized, municipal, and government debt. Along with the diversified allocation, the portfolio held a defensive duration of just over half a year, including short futures positions.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	Since Inception 1/14/2014
AdvisorShares Sage Core Reserves ETF NAV	0.15%	0.33%	0.86%	0.83%	0.38%
AdvisorShares Sage Core Reserves ETF Market Price**	0.48%	0.76%	1.05%	1.00%	0.46%
Barclays 1–3 Month U.S. Treasury Bill Index	0.03%	0.05%	0.12%	0.14%	0.07%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.73% and the net expense ratio is 0.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays 1–3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Barclays Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (NYSE Arca: VEGA) gained 0.56% for the year ending June 30, 2016 on a Market Price basis and 0.64% on an NAV basis. By comparison, VEGA’s Policy Benchmark* gained 1.99% over the same period.

In addition, for the year VEGA achieved a beta of 0.60 versus the S&P 500. The model is adjusted monthly via adjustments to the underlying holdings, as well as adjustments to the options holdings, including both Covered Calls and Protective Puts.

VEGA still defines itself as a global “go anywhere” portfolio. During this period, VEGA focused on two critical components of our “go anywhere” philosophy: Fixed Income and Equity.

Adjustments to Fixed Income: During the month of November 2015, VEGA moved away from synthetic bond holdings or hedged bond holdings via the use of Cash-Secured Puts and Covered Calls (respectively) against iShares 20+ Year Treasury Bond (TLT), iShares JPMorgan USD Emerg Markets Bond (EMB) or iShares iBoxx $High Yield Corporate Bd (HYG). In place of the TLT, EMB and HYG VEGA moved into Vanguard Intermediate-Term Bond ETF (BIV), SPDR DoubleLine Total Return Tact ETF (TOTL) and PowerShares Fundamental HiYld CorpBd ETF (PHB). The move was made in order to eliminate excess duration and credit risk brought on by TLT, HYG and EMB; especially ahead of the Fed’s announcement in December. This change came in conjunction with adding two Fixed Income specialists to the Management Team, with their additional insight into Fixed Income markets we feel confident in our changes to Fixed Income. We continue to focus on long only holdings to represent Fixed Income at this time.

Adjustments to Equity: Beginning late in 2015, VEGA has been moving toward a more streamlined portfolio via the changes to the Fixed Income component stated above. VEGA’s still continues with its primary objective is having global exposure with an options overlay or buy-write against. Consistent with this objective, we stripped the model of excess positions and have concentrated on broad exposure positions with robust options markets. During the month of March 2016, we eliminated all of VEGA’s Sector SPDR positions. We felt that any additional Alpha gained from the Sector SPDRs was minute and that moving to a more concentrated model would allow us to focus on the options aspect. We continue to sell Covered Calls again the SPDR S&P 500 ETF Trust (SPY), iShares MSCI Emerging Markets ETF (EEM) and iShares MSCI EAFE ETF (EFA), as well as purchase Protective Puts against the SPDR S&P 500 ETF Trust (SPY).

As mentioned previously options are no longer utilized as part of the Fixed Income component of VEGA. However, we continue to actively use options on our Equity holdings via Covered Calls and Protective Puts. The Protective Puts proved their value during the Brexit turmoil and we continue to have partial coverage on the portfolio. The Covered Calls use the CBOE Volatility Index (VIX) to adjust coverage depending on the current Volatility Regime.

The VIX is also used for tactical reinvestment of cash built up in portfolio from premium collected selling Covered Calls, we refer to this tactical deployment of cash as Volatility-Based Reinvest. We had at least one Volatility-Based Reinvestment during this period, August 2015, and continue to look for opportunity to put our cash from option premiums to work in the portfolio.

Looking forward, we feel more now than ever, given the global uncertainty brought on by Brexit and other geopolitical factors, it is crucial to look for opportunities to have volatility of the markets work in our favor.

A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason hold the asset long and simultaneously have a short position via the option to generate income from the option premium.

A protective put strategy is usually employed when the options trader is still bullish on a stock he already owns but wary of uncertainties in the near term. It is used as a means to protect unrealized gains on shares from a previous purchase.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

*	The VEGA Policy Benchmark comprises the following allocation: VEGA Policy Benchmark is a blended benchmark of 37.5% MSCI World Index, 37.5% CBOE S&P 500 Buy/Write Index and 25% to the Barclays Intermediate Government Corporate Index.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 9/17/2012
AdvisorShares STAR Global Buy-Write ETF NAV	1.39%	2.33%	3.16%	0.64%	4.27%	2.04%
AdvisorShares STAR Global Buy-Write ETF Market Price**	1.44%	2.29%	3.56%	0.56%	4.25%	2.03%
MSCI World Index (Net)	-1.12%	1.01%	0.66%	-2.78%	6.95%	7.83%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.17% and the net expense ratio is 2.15%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares TrimTabs Float Shrink ETF (TTFS)

In the past fiscal year ending June 30, 2016, the AdvisorShares TrimTabs Float Shrink ETF (NYSE Arca: TTFS) returned -1.87% net of all fees, outperforming the Morningstar US OE Mid Cap Blend category by 240 basis points, which returned -4.29% over the same period. If we look back further, TTFS has also established an 11.04% lead in cumulative performance versus the S&P 500 Index and an 12.34% advantage over the Russell 3000 Index since its inception on October 4, 2011.

TTFS maintained its five-star Morningstar RatingTM throughout the fiscal year.*

For the last three months of 2015 and into early 2016 when the market was extremely volatile, and mostly down, US stock market performance was marked by a fairly large swing toward favoring the biggest companies over middle sized and smaller ones. This strong performance of the very large capitalization stocks was an important factor in the fund’s small relative under performance in the latter months of 2015.

The first half of 2016 has seen the state of the US economy as a central factor in investor sentiment. The stock market had a very rough summer on through the first month of 2016, anticipating a serious setback in both the economy and in corporate profits. While growth has indeed been slowing, it has not shifted into reverse, so there is the likelihood that the market might have overreacted. As a result, stock prices have firmed nicely since the end of January. The companies in our portfolio that have more exposure to the economy have outperformed the more defensive companies. An interesting aspect was that the price of oil has sharply snapped back, rising from its lowest price of about $30 per barrel to almost $45.

If the current slow growth, low interest rate environment persists, we believe it would continue to favor our kind of companies which have the fundamental strength to continue buying back their shares. If the environment deteriorates from its current state however, the financial soundness of those same companies could provide a degree of defense.

*	Overall Morningstar rating is derived from a weighted average of the fund’s 3-, 5-, and 10-year (if applicable) risk-adjusted returns as of 06/30/2016. The Mid-Cap Blend category consists of 400 funds in 3 year, 342 in 5 year, and 238 in 10 year.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 4, 2011* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 10/4/2011
AdvisorShares TrimTabs Float Shrink ETF NAV	-1.05%	-1.05%	2.72%	-1.87%	11.24%	17.86%
AdvisorShares TrimTabs Float Shrink ETF Market Price**	-1.07%	-1.08%	2.68%	-1.91%	11.15%	17.85%
Russell 3000 Index	0.21%	2.63%	3.62%	2.14%	11.13%	16.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.11% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (AADR)

Global markets finished the trailing twelve months in mixed fashion, a surprise given the high drama at quarter-end. We are, of course, referencing Britain’s referendum vote. While the full ramifications of Brexit are unknowable, what we do know is the AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (NYSE Arca: AADR) portfolio weathered this latest episode of volatility in hallmark fashion. AADR outperformed over the last fiscal year, once again posting a positive return of 1.05% while the benchmark was down — in this case the MSCI EAFE Index was down -10.16% over the same period. The portfolio’s performance in the last year is consistent with what it’s done since inception in 2004 — hold up better in down markets. Our downside capture improved to 64%, a remarkable feat for a more focused strategy.

From a sector standpoint, we remain overweight in Tech, Health Care, and Consumer, while we are underweight in Financials and Energy. We believe this allocation best positions the portfolio to take advantage of many of the long-lasting tailwinds we’re seeing around the world, such as the emergence of the global middle class. We continue to look for attractive opportunities — companies benefiting from a secular tailwind, growing their competitive advantage, possessing a strong culture, and trading at a reasonable valuation.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 21, 2010* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	3 Year	5 Year	Since Inception 7/21/2010
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF NAV	1.04%	1.81%	1.93%	1.05%	6.72%	5.04%	8.39%
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF Market Price**	1.37%	1.85%	1.41%	1.27%	6.74%	4.96%	8.38%
MSCI EAFE Index (Net)	-3.36%	-1.46%	-4.42%	-10.16%	2.06%	1.68%	5.16%
BNY Mellon Classic ADR Index TR	-1.54%	0.01%	-1.74%	-10.28%	1.71%	0.61%	4.09%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.63% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares YieldPro ETF (YPRO)

The AdvisorShares YieldPro ETF (NASDAQ: YPRO) returned 3.59% on a Market Price basis, and 3.37% on an NAV basis, for the twelve months ended June 30, 2016. The Barclays Aggregate Bond Index return was 6.00%. The volatility of the Fund, however, as measured by the standard deviation of daily price NAV changes over the twelve-month period, was 23% less than the Barclay’s Aggregate Bond Index.

The twelve-months ended June 30, 2016, represented a period of positive returns across all segments of the yield curve. Long term Treasury bonds contributed the most to the performance of broad market indices. YPRO’s Portfolio Managers elected to maintain an average duration and average maturity that was less than the Barclays Aggregate Bond index, throughout the year. Their rationale was that, historically, bond prices tend to be more volatile during low interest rate environments and, as a result, risk-adjusted returns on long term bonds tend to be not very attractive.

In July of 2015, YPRO eliminated its exposure to low quality bonds. This proved to be a positive for Fund performance, over the twelve months ending June 30, 2016, as the high-yield sector underperformed the broad market and also experienced higher volatility than investment grade issues. Throughout the twelve-month period, the Fund maintained a minimum of 50% allocation to short term investment grade bonds, approximately 30% to intermediate municipal bonds and the balance to either short term or intermediate term investment grade corporate bonds.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 4, 2014* to June 30, 2016

HISTORICAL PERFORMANCE
Total Return as of June 30, 2016

	1 Month	3 Month	Year to Date	1 Year	Since Inception 3/4/2014
AdvisorShares YieldPro ETF NAV	1.41%	1.74%	3.11%	3.37%	0.09%
AdvisorShares YieldPro ETF Market Price**	1.45%	1.82%	3.15%	3.59%	0.11%
Barclays Capital U.S. Aggregate Bond Index	1.80%	2.21%	5.31%	6.00%	4.25%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.08%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index considered representative of the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at July 1, 2015 and held for the period ended December 31, 2015.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Athena High Dividend ETF
Actual	$1,000.00	$1,140.70	0.99%	$5.27
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97
AdvisorShares EquityPro ETF
Actual	$1,000.00	$992.90	1.25%	$6.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
AdvisorShares Gartman Gold/Euro ETF
Actual	$1,000.00	$1,220.60	0.65%	$3.59
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.63	0.65%	$3.27
AdvisorShares Gartman Gold/Yen ETF
Actual	$1,000.00	$1,067.30	0.65%	$3.34
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.63	0.65%	$3.27

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Global Echo ETF
Actual	$1,000.00	$1,000.10	1.50%	$7.46
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.40	1.50%	$7.52
AdvisorShares Madrona Domestic ETF
Actual	$1,000.00	$991.70	1.25%	$6.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
AdvisorShares Madrona Global Bond ETF
Actual	$1,000.00	$1,063.20	0.95%	$4.87
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.14	0.95%	$4.77
AdvisorShares Madrona International ETF
Actual	$1,000.00	$953.80	1.25%	$6.07
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
AdvisorShares Meidell Tactical Advantage ETF
Actual	$1,000.00	$958.20	1.35%	$6.57
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
AdvisorShares Morgan Creek Global Tactical ETF
Actual	$1,000.00	$1,041.40	1.25%	$6.34
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,024.00	0.75%	$3.77
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
AdvisorShares Pacific Asset Enhanced Floating Rate ETF
Actual	$1,000.00	$1,043.60	1.10%	$5.59
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.39	1.10%	$5.52
AdvisorShares Peritus High Yield ETF
Actual	$1,000.00	$1,056.70	1.22%	$6.24
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.80	1.22%	$6.12
AdvisorShares QAM Equity Hedge ETF
Actual	$1,000.00	$997.40	1.50%	$7.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.40	1.50%	$7.52

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$986.50	1.63%	$8.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.76	1.63%	$8.17
AdvisorShares Sage Core Reserves ETF
Actual	$1,000.00	$1,008.60	0.35%	$1.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.12	0.35%	$1.76
AdvisorShares STAR Global Buy-Write ETF
Actual	$1,000.00	$1,031.60	1.85%	$9.34
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.66	1.85%	$9.27
AdvisorShares Market Adaptive Unconstrained Income ETF
Actual	$1,000.00	$1,034.60	1.35%	$6.83
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
AdvisorShares TrimTabs Float Shrink ETF
Actual	$1,000.00	$1,027.20	0.99%	$4.99
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
Actual	$1,000.00	$1,019.30	1.25%	$6.28
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
AdvisorShares YieldPro ETF
Actual	$1,000.00	$1,031.10	1.22%	$6.16
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.80	1.22%	$6.12

(1)	Expense ratios reflect expense caps through the period ended June 30, 2016.

ADVISORSHARES ATHENA HIGH DIVIDEND ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
COMMON STOCKS — 99.4%
Auto Manufacturers — 1.9%
General Motors Co.	4,998	$141,443
Banks — 12.1%
Banco de Chile (Chile)(a)	3,161	202,747
Grupo Aval Acciones y Valores SA (Colombia)(a)	26,469	213,075
PacWest Bancorp	7,500	298,350
Woori Bank (South Korea)(a)(b)	7,860	195,242
Total Banks		909,414
Commercial Services — 2.8%
Macquarie Infrastructure Corp.	2,849	210,968
Diversified Financial Services — 3.6%
Navient Corp.	11,852	141,631
Waddell & Reed Financial, Inc., Class A	7,540	129,839
Total Diversified Financial Services		271,470
Electric — 9.1%
Endesa Americas SA (Chile)(a)	17,300	238,048
Entergy Corp.	1,797	146,186
Exelon Corp.	3,269	118,861
Huaneng Power International, Inc. (China)(a)(b)	7,164	178,885
Total Electric		681,980
Electronics — 2.0%
Garmin Ltd.	3,494	148,216
Engineering & Construction — 2.9%
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)(a)	4,623	219,315
Gas — 2.6%
CenterPoint Energy, Inc.	8,133	195,192
Mining — 4.1%
Vedanta Ltd. (India)(a)	39,108	307,780
Oil & Gas — 12.6%
CNOOC Ltd. (China)(a)	1,929	240,469
CVR Energy, Inc.(b)	12,744	197,532
Ecopetrol SA (Colombia)*(a)	23,075	220,597
Helmerich & Payne, Inc.(b)	1,958	131,441
PBF Energy, Inc., Class A	6,569	156,211
Total Oil & Gas		946,250
Oil & Gas Services — 2.0%
National Oilwell Varco, Inc.(b)	4,517	151,997
Pipelines — 2.9%
ONEOK, Inc.	4,614	218,934

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Private Equity — 2.7%
Apollo Global Management LLC, Class A	13,364	$202,465
Real Estate Investment Trusts — 16.3%
Annaly Capital Management, Inc.	16,815	186,142
Corrections Corp. of America	3,759	131,640
HCP, Inc.(b)	6,045	213,872
Hospitality Properties Trust	9,065	261,072
OMEGA Healthcare Investors, Inc.(b)	4,310	146,325
Senior Housing Properties Trust	6,428	133,895
Starwood Property Trust, Inc.	7,456	154,488
Total Real Estate Investment Trusts		1,227,434
Retail — 3.6%
Gamestop Corp., Class A(b)	5,320	141,406
Staples, Inc.	15,350	132,317
Total Retail		273,723
Telecommunications — 16.2%
AT&T, Inc.	3,773	163,031
CenturyLink, Inc.(b)	5,386	156,248
Chunghwa Telecom Co. Ltd. (Taiwan)(a)	6,458	234,425
Frontier Communications Corp.(b)	45,549	225,012
Philippine Long Distance Telephone Co. (Philippines)(a)	6,652	296,480
Verizon Communications, Inc.	2,572	143,621
Total Telecommunications		1,218,817
Toys/Games/Hobbies — 2.0%
Mattel, Inc.	4,684	146,562
Total Common Stocks (Cost $7,115,273)		7,471,960
MONEY MARKET FUND — 0.5%
Goldman Sachs Financial Square Fund, 0.43%(c) (Cost $34,919)	34,919	34,919
REPURCHASE AGREEMENTS — 11.7%(d)
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $131,780, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $134,090)	$131,778	131,778

See accompanying Notes to Financial Statements.

ADVISORSHARES ATHENA HIGH DIVIDEND ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $250,003, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $254,205)	$250,000	$250,000
HSBC Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.40%, total to be received $246,739, (collateralized by various U.S. Government Agency Obligations, 3.00% – 8.00%, 08/01/22 – 06/01/46, totaling $250,972)	246,736	246,736
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $250,003, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $254,261)	250,000	250,000
Total Repurchase Agreements (Cost $878,514)		878,514
Total Investments — 111.6% (Cost $8,028,706)		8,385,393
Liabilities in Excess of Other Assets – (11.6)%		(872,541)
Net Assets — 100.0%		$7,512,852

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,196,668; the aggregate market value of the collateral held by the fund is $1,225,491. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $346,977.
(c)	Rate shown reflects the 7-day yield as of June 30, 2016.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Auto Manufacturers	1.9%
Banks	12.1
Commercial Services	2.8
Diversified Financial Services	3.6
Electric	9.1
Electronics	2.0
Engineering & Construction	2.9
Gas	2.6
Mining	4.1
Oil & Gas	12.6
Oil & Gas Services	2.0
Pipelines	2.9
Private Equity	2.7
Real Estate Investment Trusts	16.3
Retail	3.6
Telecommunications	16.2
Toys/Games/Hobbies	2.0
Money Market Fund	0.5
Repurchase Agreements	11.7
Total Investments	111.6
Liabilities in Excess of Other Assets	(11.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES EQUITYPRO ETF
Schedule of Investments

June 30, 2016

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 85.2%
Equity Fund — 85.2%
Energy Select Sector SPDR Fund	17,320	$1,181,917
First Trust Dow Jones Internet Index Fund*(a)	18,604	1,341,720
Guggenheim S&P 500 Equal Weight Consumer Staples ETF(a)	28,692	3,701,268
iShares MSCI EAFE ETF	37,076	2,069,211
PowerShares Dynamic Pharmaceuticals Portfolio(a)	12,024	761,841
SPDR Dow Jones Industrial Average ETF Trust	18,630	3,336,260
SPDR S&P 500 ETF Trust(a)	22,898	4,797,818
Technology Select Sector SPDR Fund	64,994	2,818,140
VanEck Vectors Oil Services ETF	8,443	246,958
Total Exchange Traded Funds (Cost $19,825,734)		20,255,133
MONEY MARKET FUND — 14.9%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.25%(b) (Cost $3,543,436)	3,543,436	3,543,436
REPURCHASE AGREEMENTS — 27.1%(c)
Citibank NA, dated 06/30/16, due 07/01/16, 0.44%, total to be received $644,624, (collateralized by various U.S. Government Agency Obligations, 1.38% – 9.00%, 10/20/18 – 01/20/46, totaling $654,407)	$644,616	644,616
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $966,936, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 — 03/15/57, totaling $983,889)	966,924	966,924
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $1,500,365, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $1,525,578)	1,500,344	1,500,344
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $1,500,362, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $1,525,769)	1,500,344	1,500,344

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Mizuho Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.45%, total to be received $333,519, (collateralized by various U.S. Government Agency Obligations, 1.00% – 8.00%, 06/01/22 – 11/20/45, totaling $339,287)	$333,515	$333,515
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $1,500,362, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $1,525,916)	1,500,344	1,500,344
Total Repurchase Agreements (Cost $6,446,087)		6,446,087
Total Investments — 127.2% (Cost $29,815,257)		30,244,656
Liabilities in Excess of Other Assets — (27.2)%		(6,466,590)
Net Assets – 100.0%		$23,778,066

ETF — Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $6,311,838; the aggregate market value of the collateral held by the fund is $6,446,087.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	85.2%
Money Market Fund	14.9
Repurchase Agreements	27.1
Total Investments	127.2
Liabilities in Excess of Other Assets	(27.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES GARTMAN GOLD/EURO ETF
Schedule of Investments (Consolidated)†

June 30, 2016

Investments	Shares	Value
MONEY MARKET FUND — 58.2%
BNY Mellon Cash Reserve, 0.01%(a) (Cost $13,052,990)	13,052,990	$13,052,990
Total Investments — 58.2% (Cost $13,052,990)		13,052,990
Other Assets in Excess of Liabilities — 41.8%		9,379,839
Net Assets — 100.0%		$22,432,829

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.
(a)	Rate shown reflects the 7-day yield as of June 30, 2016.

Futures contracts outstanding as of June 30, 2016:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2016	Unrealized Appreciation (Depreciation)
EURO Currency	Interactive Brokers LLC	September 2016	(162)	$(23,010,213)	$(22,492,688)	$517,525
Gold 100 Oz.	Interactive Brokers LLC	August 2016	169	20,989,980	22,318,140	1,328,160
						$1,845,685

Cash posted as collateral to broker for futures contracts was $7,690,442 at June 30, 2016.

See accompanying Notes to Financial Statements.

ADVISORSHARES GARTMAN GOLD/YEN ETF
Schedule of Investments (Consolidated)†

June 30, 2016

Investments	Shares	Value
MONEY MARKET FUND — 68.0%
BNY Mellon Cash Reserve, 0.01%(a) (Cost $16,490,603)	16,490,603	$16,490,603
Total Investments — 68.0% (Cost $16,490,603)		16,490,603
Other Assets in Excess of Liabilities — 32.0%		7,758,278
Net Assets — 100.0%		$24,248,881

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.
(a)	Rate shown reflects the 7-day yield as of June 30, 2016.

Futures contracts outstanding as of June 30, 2016:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2016	Unrealized Appreciation (Depreciation)
Gold 100 Oz.	Interactive Brokers LLC	August 2016	194	$23,730,528	$25,619,640	$1,889,112
Japanese Yen Currency	Interactive Brokers LLC	September 2016	(207)	(24,403,047)	(25,116,863)	(713,816)
						$1,175,296

Cash posted as collateral to broker for futures contracts was $7,801,541 at June 30, 2016.

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
COMMON STOCKS — 63.4%
Apparel — 1.3%
NIKE, Inc., Class B	1,060	$58,512
VF Corp.	320	19,677
Total Apparel		78,189
Auto Parts & Equipment — 1.0%
Johnson Controls, Inc.	1,159	51,297
Tenneco, Inc.*	182	8,483
Total Auto Parts & Equipment		59,780
Banks — 3.4%
Boston Private Financial Holdings, Inc.	1,570	18,495
Northern Trust Corp.	979	64,868
Royal Bank of Canada (Canada)	320	18,909
TCF Financial Corp.	2,595	32,827
Tompkins Financial Corp.(a)	1,056	68,640
Total Banks		203,739
Beverages — 0.2%
Reed's, Inc.*(a)	3,966	9,796
Biotechnology — 1.7%
Amgen, Inc.	265	40,320
Gilead Sciences, Inc.	240	20,021
Illumina, Inc.*	184	25,830
Ionis Pharmaceuticals, Inc.*(a)	664	15,464
Total Biotechnology		101,635
Building Materials — 1.1%
Geberit AG (Switzerland)(b)	437	16,658
Masco Corp.	1,590	49,195
Total Building Materials		65,853
Chemicals — 1.7%
Novozymes A/S (Denmark)(b)	2,101	100,963
Commercial Services — 2.8%
Automatic Data Processing, Inc.	696	63,941
Bright Horizons Family Solutions, Inc.*	709	47,014
ManpowerGroup, Inc.	319	20,524
MarketAxess Holdings, Inc.	249	36,205
Total Commercial Services		167,684
Computers — 2.0%
Apple, Inc.	600	57,360
EMC Corp.	2,233	60,671
Total Computers		118,031
Cosmetics/Personal Care — 3.4%
Estee Lauder Cos., Inc. (The), Class A	384	34,952
Procter & Gamble Co. (The)	696	58,930
Unilever NV (United Kingdom)(c)	1,567	73,555
Unilever PLC (United Kingdom)(b)	760	36,412
Total Cosmetics/Personal Care		203,849

Investments	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services — 1.0%
MasterCard, Inc., Class A	712	$62,699
Electronics — 1.0%
Agilent Technologies, Inc.	528	23,422
Waters Corp.*	261	36,710
Total Electronics		60,132
Energy – Alternate Sources — 1.0%
First Solar, Inc.*(a)	772	37,427
Vestas Wind Systems A/S (Denmark)(b)	886	20,134
Total Energy — Alternate Sources		57,561
Environmental Control — 2.2%
TETRA Tech, Inc.	1,061	32,620
Tomra Systems ASA (Norway)(b)	9,305	98,688
Total Environmental Control		131,308
Food — 3.1%
JM Smucker Co. (The)	230	35,054
Kroger Co. (The)	1,660	61,072
Nestle SA (Switzerland)(b)	461	35,640
Sprouts Farmers Market, Inc.*(a)	1,600	36,640
SunOpta, Inc. (Canada)*	4,732	19,827
Total Food		188,233
Healthcare – Products — 3.7%
Becton, Dickinson and Co.	143	24,251
Boston Scientific Corp.*	3,249	75,929
Danaher Corp.	240	24,240
Henry Schein, Inc.*	100	17,680
Hologic, Inc.*	1,777	61,484
Thermo Fisher Scientific, Inc.	130	19,209
Total Healthcare — Products		222,793
Healthcare – Services — 0.3%
Amedisys, Inc.*	403	20,343
Home Furnishings — 1.1%
Dorel Industries, Inc., Class B (Canada)	2,369	62,776
Household Products/Wares — 0.7%
Church & Dwight Co., Inc.	416	42,802
Insurance — 2.6%
Aflac, Inc.	1,131	81,613
Storebrand ASA (Norway)*(b)	5,405	40,727
Voya Financial, Inc.	1,454	36,001
Total Insurance		158,341
Internet — 3.0%
Alphabet, Inc., Class A*	113	79,498
eBay, Inc.*	1,143	26,758
F5 Networks, Inc.*	357	40,641
Facebook, Inc., Class A*	188	21,485
FireEye, Inc.*(a)	720	11,858
Total Internet		180,240

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Iron/Steel — 0.7%
Nucor Corp.	810	$40,022
Machinery – Diversified — 2.4%
Rockwell Automation, Inc.	459	52,702
Xylem, Inc.	2,064	92,158
Total Machinery — Diversified		144,860
Media — 0.2%
Discovery Communications, Inc., Class A*	365	9,209
Miscellaneous Manufacturing — 2.5%
3M Co.	60	10,507
AptarGroup, Inc.	798	63,146
CLARCOR, Inc.	320	19,466
Illinois Tool Works, Inc.	235	24,477
Raven Industries, Inc.	1,654	31,327
Total Miscellaneous Manufacturing		148,923
Office/Business Equipment — 0.2%
Xerox Corp.	1,020	9,680
Packaging & Containers — 0.5%
Sealed Air Corp.	691	31,765
Pharmaceuticals — 3.9%
Cardinal Health, Inc.	388	30,268
Johnson & Johnson	452	54,828
Novartis AG (Switzerland)(b)	744	61,387
Perrigo Co. PLC	383	34,727
Teva Pharmaceutical Industries Ltd. (Israel)(b)	1,062	53,344
Total Pharmaceuticals		234,554
Real Estate Investment Trusts — 0.9%
Prologis, Inc.	663	32,514
Urban Edge Properties	735	21,947
Total Real Estate Investment Trusts		54,461
Retail — 4.5%
Costco Wholesale Corp.	239	37,532
CVS Health Corp.	831	79,560
Kingfisher PLC (United Kingdom)(a)(b)	2,998	25,873
Panera Bread Co., Class A*	46	9,749
Starbucks Corp.	1,049	59,919
Target Corp.	852	59,487
Total Retail		272,120

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Semiconductors — 3.9%
Analog Devices, Inc.	360	$20,390
Intel Corp.	850	27,880
IPG Photonics Corp.*	441	35,280
NXP Semiconductors NV (Netherlands)*	580	45,437
QUALCOMM, Inc.	888	47,570
Xilinx, Inc.	1,235	56,971
Total Semiconductors		233,528
Software — 3.9%
Adobe Systems, Inc.*	794	76,057
Allscripts Healthcare Solutions, Inc.*(a)	1,019	12,941
Citrix Systems, Inc.*	136	10,892
Fiserv, Inc.*	958	104,164
Microsoft Corp.	427	21,850
Oracle Corp.	245	10,028
Total Software		235,932
Telecommunications — 0.7%
AT&T, Inc.	760	32,839
Cisco Systems, Inc.	340	9,755
Total Telecommunications		42,594
Transportation — 0.5%
Canadian National Railway Co. (Canada)	547	32,306
Water — 0.3%
Severn Trent PLC (United Kingdom)(a)(b)	631	20,540
Total Common Stocks (Cost $3,575,678)		3,807,241
ASSET BACKED SECURITIES — 15.9%
SBA, 4.34%, 07/25/38@	$111,824	126,743
SBA, 4.39%, 02/25/39@	142,083	162,564
SBAP, Class 1, Series 2009-20H, 4.45%, 08/01/29	150,378	165,169
SBAP, Class 1, Series 2010-20A, 4.38%, 01/01/30	116,076	127,847
SBAP, Class 1, Series 2010-20B, 4.14%, 02/01/30	231,914	254,703
Toyota Auto Receivables 2016 – B Owner Trust, Class A2A, Series 2016-B, 1.02%, 10/15/18	25,000	25,040
U.S. SBA, Class 1, Series 2010-10A, 4.11%, 03/10/20	87,413	92,338
Total Asset Backed Securities (Cost $947,758)		954,404

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares/ Principal	Value
U.S. GOVERNMENT AGENCY SECURITIES — 14.5%
Federal National Mortgage Association, 3.76%, 05/01/43	$334,296	$380,857
Government National Mortgage Association, Class AC, Series 2011-109, 3.25%, 04/16/43	140,108	143,020
Government National Mortgage Association, Class AC, Series 2015-160, 2.60%, 01/16/56@	148,785	151,267
Government National Mortgage Association, Class AE, Series 2015-41, 2.90%, 09/16/56@	187,608	195,802
Total U.S. Government Agency Securities (Cost $841,787)		870,946
MUNICIPAL BOND — 0.5%
Health & Educational Facilities Authority of The State of Missouri, 3.69%, 02/15/47 (Cost $25,474)	25,000	27,378
MONEY MARKET FUND — 2.0%
Fidelity Institutional Money Market Government Portfolio – Class I, 0.26%(d) (Cost $119,633)	119,633	119,633
REPURCHASE AGREEMENT — 1.0%(e)
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $60,502, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $61,532) (Cost $60,501)	60,501	60,501
Total Investments — 97.3% (Cost $5,570,831)		5,840,103
Other Assets in Excess of Liabilities — 2.7%		162,176
Net Assets — 100.0%		$6,002,279

PLC — Public Limited Company

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2016.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $126,223; the aggregate market value of the collateral held by the fund is $129,258. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $68,757.
(b)	American Depositary Receipt.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2016.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	1.3%
Asset Backed Securities	15.9
Auto Parts & Equipment	1.0
Banks	3.4
Beverages	0.2
Biotechnology	1.7
Building Materials	1.1
Chemicals	1.7
Commercial Services	2.8
Computers	2.0
Cosmetics/Personal Care	3.4
Diversified Financial Services	1.0
Electronics	1.0
Energy – Alternate Sources	1.0
Environmental Control	2.2
Food	3.1
Healthcare – Products	3.7
Healthcare – Services	0.3
Home Furnishings	1.1
Household Products/Wares	0.7
Insurance	2.6
Internet	3.0
Iron/Steel	0.7
Machinery – Diversified	2.4
Media	0.2
Miscellaneous Manufacturing	2.5
Municipal Bond	0.5
Office/Business Equipment	0.2
Packaging & Containers	0.5
Pharmaceuticals	3.9
Real Estate Investment Trusts	0.9
Retail	4.5
Semiconductors	3.9
Software	3.9
Telecommunications	0.7
Transportation	0.5
U.S. Government Agency Securities	14.5
Water	0.3
Money Market Fund	2.0
Repurchase Agreements	1.0
Total Investments	97.3
Other Assets in Excess of Liabilities	2.7%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
COMMON STOCKS — 97.5%
Advertising — 0.4%
Interpublic Group of Cos., Inc. (The)	3,422	$79,048
Omnicom Group, Inc.	272	22,166
Total Advertising		101,214
Aerospace/Defense — 1.2%
Boeing Co. (The)	588	76,364
General Dynamics Corp.	264	36,759
L-3 Communications Holdings, Inc.	193	28,311
Lockheed Martin Corp.	107	26,554
Northrop Grumman Corp.	89	19,783
Raytheon Co.	247	33,580
Rockwell Collins, Inc.	673	57,299
United Technologies Corp.	554	56,813
Total Aerospace/Defense		335,463
Agriculture — 0.6%
Altria Group, Inc.	340	23,446
Archer-Daniels-Midland Co.	1,837	78,789
Philip Morris International, Inc.	251	25,532
Reynolds American, Inc.	727	39,207
Total Agriculture		166,974
Airlines — 1.0%
Delta Air Lines, Inc.	3,857	140,510
Southwest Airlines Co.	3,490	136,843
Total Airlines		277,353
Apparel — 1.6%
Hanesbrands, Inc.	3,382	84,990
Michael Kors Holdings Ltd.*	2,097	103,759
NIKE, Inc., Class B	784	43,277
Ralph Lauren Corp.	1,333	119,463
Under Armour, Inc., Class A*(a)	582	23,356
VF Corp.	889	54,665
Total Apparel		429,510
Auto Manufacturers — 1.4%
Ford Motor Co.	12,199	153,341
General Motors Co.	5,362	151,745
PACCAR, Inc.	1,539	79,828
Total Auto Manufacturers		384,914
Auto Parts & Equipment — 1.5%
BorgWarner, Inc.	4,042	119,320
Delphi Automotive PLC (United Kingdom)	2,151	134,653
Johnson Controls, Inc.	3,504	155,087
Total Auto Parts & Equipment		409,060

Investments	Shares	Value
COMMON STOCKS (continued)
Banks — 3.6%
Bank of America Corp.	4,128	$54,779
Bank of New York Mellon Corp. (The)	1,180	45,843
BB&T Corp.	917	32,654
Capital One Financial Corp.	1,195	75,894
Citigroup, Inc.	612	25,943
Citizens Financial Group, Inc.	3,612	72,168
Comerica, Inc.	351	14,437
Fifth Third Bancorp	1,257	22,111
Goldman Sachs Group, Inc. (The)	272	40,414
Huntington Bancshares, Inc.	3,824	34,187
JPMorgan Chase & Co.	553	34,363
KeyCorp	2,848	31,470
M&T Bank Corp.	226	26,720
Morgan Stanley	2,363	61,391
Northern Trust Corp.	1,030	68,248
PNC Financial Services Group, Inc. (The)	339	27,591
Regions Financial Corp.	6,649	56,583
State Street Corp.	1,945	104,874
SunTrust Banks, Inc.	979	40,217
US Bancorp	624	25,166
Wells Fargo & Co.	1,151	54,477
Zions Bancorporation	1,372	34,478
Total Banks		984,008
Beverages — 0.7%
Brown-Forman Corp., Class B	148	14,765
Coca-Cola Co. (The)	258	11,695
Coca-Cola European Partners PLC (United Kingdom)	458	16,346
Constellation Brands, Inc., Class A	228	37,711
Dr Pepper Snapple Group, Inc.	256	24,737
Molson Coors Brewing Co., Class B	195	19,720
Monster Beverage Corp.*	255	40,981
PepsiCo, Inc.	154	16,315
Total Beverages		182,270
Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.*	667	77,879
Amgen, Inc.	255	38,798
Biogen, Inc.*	253	61,181
Celgene Corp.*	1,437	141,731
Gilead Sciences, Inc.	329	27,445
Illumina, Inc.*	129	18,109
Regeneron Pharmaceuticals, Inc.*	126	44,003
Vertex Pharmaceuticals, Inc.*	1,764	151,739
Total Biotechnology		560,885

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Building Materials — 1.1%
Martin Marietta Materials, Inc.	416	$79,872
Masco Corp.	2,836	87,746
Vulcan Materials Co.	1,049	126,258
Total Building Materials		293,876
Chemicals — 2.4%
Air Products & Chemicals, Inc.	451	64,060
CF Industries Holdings, Inc.	3,435	82,784
Dow Chemical Co. (The)	583	28,981
E.I. du Pont de Nemours & Co.	328	21,254
Eastman Chemical Co.	1,512	102,665
Ecolab, Inc.	276	32,734
FMC Corp.	800	37,048
Ingevity Corp.*	210	7,148
International Flavors & Fragrances, Inc.	176	22,188
LyondellBasell Industries NV, Class A	913	67,945
Monsanto Co.	709	73,318
PPG Industries, Inc.	316	32,911
Praxair, Inc.	344	38,662
Sherwin-Williams Co. (The)	153	44,932
Total Chemicals		656,630
Commercial Services — 3.3%
Automatic Data Processing, Inc.	286	26,275
Cintas Corp.	441	43,275
Equifax, Inc.	288	36,979
Global Payments, Inc.	502	35,833
H&R Block, Inc.	5,571	128,133
Moody’s Corp.	321	30,081
Nielsen Holdings PLC	973	50,567
PayPal Holdings, Inc.*	1,274	46,514
Quanta Services, Inc.*	1,930	44,622
Robert Half International, Inc.	3,247	123,905
S&P Global, Inc.	368	39,472
Total System Services, Inc.	661	35,106
United Rentals, Inc.*	2,644	177,412
Verisk Analytics, Inc.*	374	30,324
Western Union Co. (The)	3,685	70,678
Total Commercial Services		919,176
Computers — 3.3%
Accenture PLC, Class A	259	29,342
Apple, Inc.	1,336	127,722
Cognizant Technology Solutions Corp., Class A*	1,763	100,914
CSRA, Inc.	3,005	70,407
EMC Corp.	1,450	39,397
Hewlett Packard Enterprise Co.	5,770	105,418
HP, Inc.	876	10,994

Investments	Shares	Value
COMMON STOCKS (continued)
Computers (continued)
International Business Machines Corp.	89	$13,508
NetApp, Inc.	4,517	111,073
Teradata Corp.*	3,271	82,004
Western Digital Corp.	4,289	202,698
Total Computers		893,477
Cosmetics/Personal Care — 0.2%
Colgate-Palmolive Co.	229	16,763
Estee Lauder Cos., Inc. (The), Class A	229	20,843
Procter & Gamble Co. (The)	200	16,934
Total Cosmetics/Personal Care		54,540
Distribution/Wholesale — 0.2%
Fastenal Co.(a)	593	26,323
W.W. Grainger, Inc.(a)	110	24,998
Total Distribution/Wholesale		51,321
Diversified Financial Services — 5.6%
Affiliated Managers Group, Inc.*	863	121,484
Alliance Data Systems Corp.*	698	136,752
American Express Co.	1,201	72,973
Ameriprise Financial, Inc.	1,618	145,377
BlackRock, Inc.	234	80,152
Charles Schwab Corp. (The)	3,684	93,242
CME Group, Inc.	375	36,525
Discover Financial Services	1,015	54,394
E*TRADE Financial Corp.*	5,387	126,541
Franklin Resources, Inc.	3,690	123,135
Intercontinental Exchange, Inc.	271	69,365
Invesco Ltd.	4,346	110,997
Legg Mason, Inc.	4,632	136,598
MasterCard, Inc., Class A	430	37,866
Nasdaq, Inc.	594	38,414
Synchrony Financial*	1,014	25,634
T. Rowe Price Group, Inc.	999	72,897
Visa, Inc., Class A	766	56,814
Total Diversified Financial Services		1,539,160
Electric — 1.7%
AES Corp. (The)	2,059	25,696
Ameren Corp.	325	17,414
American Electric Power Co., Inc.	218	15,280
CMS Energy Corp.	497	22,792
Consolidated Edison, Inc.(a)	131	10,538
Dominion Resources, Inc.	272	21,197
DTE Energy Co.	186	18,436
Duke Energy Corp.	198	16,986
Edison International	212	16,466
Eversource Energy	296	17,730

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Electric (continued)
Exelon Corp.	392	$14,253
FirstEnergy Corp.	379	13,231
NextEra Energy, Inc.	141	18,386
NRG Energy, Inc.	5,661	84,858
PG&E Corp.	342	21,861
Pinnacle West Capital Corp.	175	14,186
PPL Corp.	440	16,610
Public Service Enterprise Group, Inc.	374	17,432
SCANA Corp.	253	19,142
Southern Co. (The)	266	14,266
TECO Energy, Inc.	487	13,461
WEC Energy Group, Inc.	250	16,325
Xcel Energy, Inc.	389	17,419
Total Electric		463,965
Electrical Components & Equipment — 0.5%
Acuity Brands, Inc.(a)	238	59,015
AMETEK, Inc.	774	35,782
Emerson Electric Co.	800	41,728
Total Electrical Components & Equipment		136,525
Electronics — 2.0%
Agilent Technologies, Inc.	792	35,133
Allegion PLC	1,003	69,638
Amphenol Corp., Class A	396	22,703
Corning, Inc.	1,027	21,033
FLIR Systems, Inc.	3,107	96,162
Garmin Ltd.	384	16,289
Honeywell International, Inc.	353	41,061
PerkinElmer, Inc.	450	23,589
TE Connectivity Ltd. (Switzerland)	1,944	111,022
Tyco International PLC	2,021	86,095
Waters Corp.*	173	24,332
Total Electronics		547,057
Engineering & Construction — 0.8%
Fluor Corp.	1,964	96,786
Jacobs Engineering Group, Inc.*	2,231	111,126
Total Engineering & Construction		207,912
Environmental Control — 0.5%
Republic Services, Inc.	384	19,703
Stericycle, Inc.*	888	92,458
Waste Management, Inc.	329	21,803
Total Environmental Control		133,964
Food — 1.7%
Campbell Soup Co.	270	17,963
ConAgra Foods, Inc.	443	21,180

Investments	Shares	Value
COMMON STOCKS (continued)
Food (continued)
General Mills, Inc.	258	$18,401
Hershey Co. (The)	205	23,265
Hormel Foods Corp.	1,022	37,405
JM Smucker Co. (The)	354	53,953
Kellogg Co.	250	20,413
Kraft Heinz Co. (The)	925	81,844
Kroger Co. (The)	1,456	53,566
McCormick & Co., Inc.	185	19,734
Mondelez International, Inc., Class A	666	30,310
Safeway, Inc PDC, LLC CVR.*(b)(c)	447	22
Safeway, Inc SCRP. CVR*(b)(c)	447	454
Sysco Corp.	469	23,797
Tyson Foods, Inc., Class A	770	51,428
Whole Foods Market, Inc.	705	22,574
Total Food		476,309
Forest Products & Paper — 0.2%
International Paper Co.	1,282	54,331
Gas — 0.2%
CenterPoint Energy, Inc.	576	13,824
NiSource, Inc.	570	15,117
Sempra Energy	269	30,671
Total Gas		59,612
Hand/Machine Tools — 0.4%
Snap-on, Inc.	460	72,597
Stanley Black & Decker, Inc.	258	28,695
Total Hand/Machine Tools		101,292
Healthcare – Products — 2.6%
Abbott Laboratories	1,140	44,813
Baxter International, Inc.	520	23,514
Becton Dickinson and Co.	283	47,994
Boston Scientific Corp.*	1,389	32,461
C.R. Bard, Inc.	126	29,630
Danaher Corp.	659	66,559
DENTSPLY SIRONA, Inc.	434	26,925
Edwards Lifesciences Corp.*	245	24,434
Henry Schein, Inc.*	145	25,636
Hologic, Inc.*	1,061	36,711
Intuitive Surgical, Inc.*	35	23,149
Medtronic PLC	317	27,506
Patterson Cos., Inc.	687	32,901
St. Jude Medical, Inc.	418	32,604
Stryker Corp.	213	25,524
Thermo Fisher Scientific, Inc.	373	55,115
Varian Medical Systems, Inc.*(a)	757	62,248
Zimmer Biomet Holdings, Inc.	701	84,386
Total Healthcare – Products		702,110

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Healthcare – Services — 3.2%
Aetna, Inc.	597	$72,912
Anthem, Inc.	631	82,876
Centene Corp.*	2,273	162,224
Cigna Corp.	549	70,267
DaVita HealthCare Partners, Inc.*	531	41,057
HCA Holdings, Inc.*	1,224	94,260
Humana, Inc.	488	87,781
Laboratory Corp. of America Holdings*	655	85,327
Quest Diagnostics, Inc.	692	56,336
UnitedHealth Group, Inc.	612	86,414
Universal Health Services, Inc., Class B	224	30,038
Total Healthcare — Services		869,492
Home Builders — 1.4%
D.R. Horton, Inc.	4,693	147,736
Lennar Corp., Class A	1,973	90,955
PulteGroup, Inc.	7,974	155,413
Total Home Builders		394,104
Home Furnishings — 1.2%
Harman International Industries, Inc.	2,118	152,115
Leggett & Platt, Inc.	699	35,726
Whirlpool Corp.	879	146,476
Total Home Furnishings		334,317
Household Products/Wares — 0.3%
Avery Dennison Corp.	418	31,246
Church & Dwight Co., Inc.	203	20,887
Clorox Co. (The)	110	15,223
Kimberly-Clark Corp.	153	21,034
Total Household Products/Wares		88,390
Housewares — 0.3%
Newell Brands, Inc.	1,464	71,106
Insurance — 5.8%
Aflac, Inc.	1,538	110,982
Allstate Corp. (The)	1,077	75,336
American International Group, Inc.	2,040	107,896
Aon PLC	543	59,312
Assurant, Inc.	449	38,753
Chubb Ltd.	712	93,066
Hartford Financial Services Group, Inc. (The)	2,443	108,420
Lincoln National Corp.	3,784	146,706
Marsh & McLennan Cos., Inc.	772	52,851
MetLife, Inc.	3,475	138,409
Principal Financial Group, Inc.	2,779	114,245
Progressive Corp. (The)	1,242	41,607

Investments	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Prudential Financial, Inc.	2,065	$147,317
Torchmark Corp.	690	42,656
Travelers Cos., Inc. (The)	609	72,495
Unum Group	3,319	105,511
Willis Towers Watson PLC	418	51,962
XL Group PLC (Ireland)	2,240	74,614
Total Insurance		1,582,138
Internet — 3.2%
Alphabet, Inc., Class A*	116	81,609
Alphabet, Inc., Class C*	234	161,951
Amazon.com, Inc.*	48	34,350
eBay, Inc.*	1,722	40,312
Expedia, Inc.	1,189	126,391
F5 Networks, Inc.*	1,002	114,068
Facebook, Inc., Class A*	1,051	120,108
Netflix, Inc.*	154	14,088
Priceline Group, Inc. (The)*	88	109,860
Symantec Corp.	1,625	33,378
TripAdvisor, Inc.*(a)	327	21,026
VeriSign, Inc.*(a)	211	18,243
Total Internet		875,384
Iron/Steel — 0.1%
Nucor Corp.	425	20,999
Leisure Time — 1.3%
Carnival Corp.	2,887	127,606
Harley-Davidson, Inc.(a)	2,231	101,064
Royal Caribbean Cruises Ltd.	2,120	142,358
Total Leisure Time		371,028
Lodging — 0.6%
Interval Leisure Group, Inc.	56	890
Marriott International, Inc., Class A(a)	1,145	76,097
Starwood Hotels & Resorts Worldwide, Inc.	130	9,614
Wyndham Worldwide Corp.(a)	863	61,471
Wynn Resorts Ltd.(a)	126	11,421
Total Lodging		159,493
Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	472	35,782
Machinery – Diversified — 1.1%
Cummins, Inc.	912	102,545
Deere & Co.	389	31,525
Flowserve Corp.	1,212	54,746
Rockwell Automation, Inc.	249	28,590
Roper Technologies, Inc.	201	34,283
Xylem, Inc.	957	42,730
Total Machinery — Diversified		294,419

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Media — 4.5%
CBS Corp., Class B	2,416	$131,527
Charter Communications, Inc., Class A*	32	7,316
Comcast Corp., Class A	1,017	66,298
Discovery Communications, Inc., Class A*	3,875	97,766
Discovery Communications, Inc., Class C*	6,034	143,911
News Corp., Class A	1,245	14,131
News Corp., Class B(a)	13,138	153,320
Scripps Networks Interactive, Inc., Class A	1,484	92,409
TEGNA, Inc.	1,860	43,096
Time Warner, Inc.	1,535	112,884
Twenty-First Century Fox, Inc., Class A	4,151	112,285
Twenty-First Century Fox, Inc., Class B	5,689	155,025
Viacom, Inc., Class B	1,165	48,313
Walt Disney Co. (The)	462	45,193
Total Media		1,223,474
Mining — 0.0%**
Alcoa, Inc.	1,198	11,105
Miscellaneous Manufacturing — 1.6%
3M Co.	158	27,669
Dover Corp.	1,064	73,757
Eaton Corp. PLC	1,327	79,262
General Electric Co.	1,378	43,379
Illinois Tool Works, Inc.	221	23,019
Ingersoll-Rand PLC	909	57,885
Parker-Hannifin Corp.	337	36,413
Pentair PLC (United Kingdom)	1,193	69,540
Textron, Inc.	970	35,463
Total Miscellaneous Manufacturing		446,387
Office/Business Equipment — 1.0%
Pitney Bowes, Inc.	8,335	148,363
Xerox Corp.	14,461	137,235
Total Office/Business Equipment		285,598
Oil & Gas — 2.0%
Chevron Corp.	1,281	134,287
Exxon Mobil Corp.	128	11,999
Newfield Exploration Co.*	337	14,889
Phillips 66(a)	1,086	86,163
Tesoro Corp.	2,157	161,602
Valero Energy Corp.	2,813	143,463
Total Oil & Gas		552,403
Oil & Gas Services — 0.0%**
Schlumberger Ltd.	160	12,653

Investments	Shares	Value
COMMON STOCKS (continued)
Packaging & Containers — 1.0%
Ball Corp.(a)	811	$58,627
Owens-Illinois, Inc.*	7,997	144,026
Sealed Air Corp.	801	36,822
WestRock Co.	1,266	49,210
Total Packaging & Containers		288,685
Pharmaceuticals — 5.7%
AbbVie, Inc.	2,070	128,154
Allergan PLC*	568	131,259
AmerisourceBergen Corp.	1,514	120,090
Bristol-Myers Squibb Co.	1,031	75,830
Cardinal Health, Inc.	985	76,840
Eli Lilly & Co.	860	67,725
Endo International PLC*	9,886	154,123
Express Scripts Holding Co.*	1,715	129,997
Johnson & Johnson	160	19,408
Mallinckrodt PLC*	2,479	150,674
McKesson Corp.	472	88,099
Mead Johnson Nutrition Co.	263	23,867
Merck & Co., Inc.	600	34,566
Mylan NV*	3,958	171,144
Perrigo Co. PLC	1,308	118,596
Pfizer, Inc.	914	32,182
Shire PLC(d)	80	14,726
Zoetis, Inc.	706	33,507
Total Pharmaceuticals		1,570,787
Pipelines — 0.1%
ONEOK, Inc.	283	13,428
Spectra Energy Corp.	424	15,531
Total Pipelines		28,959
Real Estate — 0.3%
CBRE Group, Inc., Class A*	3,395	89,900
Real Estate Investment Trust — 0.8%
American Tower Corp.	169	19,200
Apartment Investment & Management Co., Class A	212	9,362
AvalonBay Communities, Inc.	57	10,282
Boston Properties, Inc.	77	10,156
Crown Castle International Corp.	133	13,490
Equinix, Inc.(a)	37	14,346
Equity Residential	146	10,056
Essex Property Trust, Inc.	41	9,352
Extra Space Storage, Inc.	129	11,938
Federal Realty Investment Trust	58	9,602
General Growth Properties, Inc.	335	9,990
HCP, Inc.(a)	283	10,012
Host Hotels & Resorts, Inc.	842	13,649
Iron Mountain, Inc.	385	15,334

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trust (continued)
Public Storage	40	$10,224
Simon Property Group, Inc.	60	13,014
Welltower, Inc.(a)	127	9,674
Weyerhaeuser Co.	357	10,628
Total Real Estate Investment Trust		210,309
Retail — 8.8%
Advance Auto Parts, Inc.	461	74,511
AutoNation, Inc.*(a)	2,903	136,383
AutoZone, Inc.*	94	74,621
Bed Bath & Beyond, Inc.	1,903	82,248
Best Buy Co., Inc.	4,126	126,256
CarMax, Inc.*(a)	2,333	114,387
Chipotle Mexican Grill, Inc.*(a)	35	14,097
Coach, Inc.	819	33,366
Costco Wholesale Corp.	140	21,986
CVS Health Corp.	692	66,252
Darden Restaurants, Inc.	1,385	87,726
Dollar General Corp.	942	88,548
Dollar Tree, Inc.*	1,039	97,915
Foot Locker, Inc.	1,411	77,407
Gap, Inc. (The)	4,460	94,641
Genuine Parts Co.	141	14,276
Home Depot, Inc. (The)	376	48,011
Kohl’s Corp.	2,187	82,931
L Brands, Inc.	556	37,324
Lowe’s Cos., Inc.	1,222	96,746
Macy’s, Inc.	2,640	88,730
McDonald’s Corp.	184	22,143
Nordstrom, Inc.(a)	1,327	50,492
O’Reilly Automotive, Inc.*	218	59,100
PVH Corp.	901	84,901
Ross Stores, Inc.	784	44,445
Signet Jewelers Ltd.	1,264	104,166
Staples, Inc.	913	7,870
Starbucks Corp.	1,174	67,059
Target Corp.	787	54,948
Tiffany & Co.(a)	493	29,896
TJX Cos., Inc. (The)	347	26,799
Tractor Supply Co.	470	42,855
Ulta Salon, Cosmetics & Fragrance, Inc.*	184	44,830
Urban Outfitters, Inc.*	4,087	112,392
Walgreens Boots Alliance, Inc.	886	73,777
Wal-Mart Stores, Inc.	176	12,852
Yum! Brands, Inc.	388	32,173
Total Retail		2,429,060

Investments	Shares	Value
COMMON STOCKS (continued)
Semiconductors — 5.1%
Analog Devices, Inc.	621	$35,173
Applied Materials, Inc.	6,629	158,897
Broadcom Ltd. (Singapore)	1,010	156,954
Intel Corp.	1,462	47,954
KLA-Tencor Corp.(a)	2,171	159,026
Lam Research Corp.(a)	2,052	172,491
Linear Technology Corp.	834	38,806
Microchip Technology, Inc.(a)	863	43,806
NVIDIA Corp.	1,035	48,655
Qorvo, Inc.*	3,457	191,034
QUALCOMM, Inc.	2,531	135,586
Skyworks Solutions, Inc.	2,464	155,922
Texas Instruments, Inc.	630	39,469
Xilinx, Inc.	645	29,754
Total Semiconductors		1,413,527
Software — 3.4%
Activision Blizzard, Inc.	2,958	117,225
Adobe Systems, Inc.*	696	66,670
Akamai Technologies, Inc.*	1,934	108,169
CA, Inc.	3,141	103,119
Cerner Corp.*	1,163	68,152
Citrix Systems, Inc.*	1,473	117,973
Dun & Bradstreet Corp. (The)	191	23,271
Electronic Arts, Inc.*	634	48,032
Fidelity National Information Services, Inc.	684	50,397
Fiserv, Inc.*	308	33,489
Intuit, Inc.	529	59,042
Microsoft Corp.	644	32,953
Oracle Corp.	840	34,381
Paychex, Inc.	434	25,823
Red Hat, Inc.*	402	29,185
salesforce.com, Inc.*	260	20,647
Total Software		938,528
Telecommunications — 1.0%
AT&T, Inc.	544	23,506
Cisco Systems, Inc.	1,879	53,908
Juniper Networks, Inc.	5,743	129,160
Level 3 Communications, Inc.*	334	17,198
Motorola Solutions, Inc.	416	27,444
Verizon Communications, Inc.	364	20,326
Total Telecommunications		271,542
Textiles — 0.5%
Mohawk Industries, Inc.*	657	124,672

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Toys/Games/Hobbies — 0.3%
Hasbro, Inc.	412	$34,604
Mattel, Inc.(a)	1,982	62,017
Total Toys/Games/Hobbies		96,621
Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	390	28,958
CSX Corp.	926	24,150
Expeditors International of Washington, Inc.	470	23,049
FedEx Corp.	762	115,656
JB Hunt Transport Services, Inc.	915	74,051
Kansas City Southern	302	27,207
Norfolk Southern Corp.	547	46,566
Ryder System, Inc.	1,685	103,021
Union Pacific Corp.	633	55,229
United Parcel Service, Inc., Class B	406	43,734
Total Transportation		541,621
Water — 0.1%
American Water Works Co., Inc.	234	19,775
Total Common Stocks (Cost $26,254,105)		26,775,166
MONEY MARKET FUND — 2.6%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.44%(e) (Cost $702,577)	702,577	702,577
REPURCHASE AGREEMENTS — 4.2%(f)
Citibank NA, dated 06/30/16, due 07/01/16, 0.44%, total to be received $113,450, (collateralized by various U.S. Government Agency Obligations, 1.38% – 9.00%, 10/20/18 – 01/20/46, totaling $115,172)	$113,449	113,449
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $170,176, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $173,160)	170,174	170,174
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $264,058, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $268,495)	264,054	264,054

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $264,057, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $268,529)	$264,054	$264,054
Mizuho Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.45%, total to be received $58,704, (collateralized by various U.S. Government Agency Obligations, 1.00% – 8.00%, 06/01/22 – 11/20/45, totaling $59,719)	58,703	58,703
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $264,057, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $268,554)	264,054	264,054
Total Repurchase Agreements (Cost $1,134,488)		1,134,488
Total Investments – 104.3% (Cost $28,091,170)		28,612,231
Liabilities in Excess of Other Assets – (4.3)%		(1,166,931)
Net Assets — 100.0%		$27,445,300

CVR — Contingent Value Rights

PLC — Public Limited Company

*	Non-income producing security.
**	Less than 0.05%
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,532,371; the aggregate market value of the collateral held by the fund is $1,568,939. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $434,451.
(b)	Security has been deemed illiquid. At June 30, 2016, the value of these securities was $476, or less than 0.05% of Net Assets.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(d)	American Depositary Receipt.
(e)	Rate shown reflects the 7-day yield as of June 30, 2016.
(f)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.4%
Aerospace/Defense	1.2
Agriculture	0.6
Airlines	1.0
Apparel	1.6
Auto Manufacturers	1.4
Auto Parts & Equipment	1.5
Banks	3.6
Beverages	0.7
Biotechnology	2.0
Building Materials	1.1
Chemicals	2.4
Commercial Services	3.3
Computers	3.3
Cosmetics/Personal Care	0.2
Distribution/Wholesale	0.2
Diversified Financial Services	5.6
Electric	1.7
Electrical Components & Equipment	0.5
Electronics	2.0
Engineering & Construction	0.8
Environmental Control	0.5
Food	1.7
Forest Products & Paper	0.2
Gas	0.2
Hand/Machine Tools	0.4
Healthcare – Products	2.6
Healthcare – Services	3.2
Home Builders	1.4
Home Furnishings	1.2
Household Products/Wares	0.3

% of Net Assets
Housewares	0.3%
Insurance	5.8
Internet	3.2
Iron/Steel	0.1
Leisure Time	1.3
Lodging	0.6
Machinery – Construction & Mining	0.1
Machinery – Diversified	1.1
Media	4.5
Mining	0.0 **
Miscellaneous Manufacturing	1.6
Office/Business Equipment	1.0
Oil & Gas	2.0
Oil & Gas Services	0.0
Packaging & Containers	1.0
Pharmaceuticals	5.7
Pipelines	0.1
Real Estate	0.3
Real Estate Investment Trust	0.8
Retail	8.8
Semiconductors	5.1
Software	3.4
Telecommunications	1.0
Textiles	0.5
Toys/Games/Hobbies	0.3
Transportation	2.0
Water	0.1
Money Market Fund	2.6
Repurchase Agreements	4.2
Total Investments	104.3
Liabilities in Excess of Other Assets	(4.3)
Net Assets	100.0%

**	Less than 0.05%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.3%
Asset Allocation Fund — 7.0%
SPDR Barclays Convertible Securities ETF	32,382	$1,419,627
Debt Fund — 92.3%
AdvisorShares Peritus High Yield ETF†	48,200	1,631,570
iShares iBoxx $ Investment Grade Corporate Bond ETF	20,143	2,472,150
iShares International Treasury Bond ETF	4,126	410,826
PIMCO 1 – 5 Year U.S. TIPS Index ETF	15,298	808,346
PowerShares Emerging Markets Sovereign Debt Portfolio	42,305	1,251,382
PowerShares Financial Preferred Portfolio(a)	100,280	1,924,373
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	31,043	807,429
PowerShares International Corporate Bond Portfolio	38,122	985,831
PowerShares National AMT-Free Municipal Bond Portfolio(a)	23,005	610,553
PowerShares Senior Loan Portfolio	69,520	1,596,874
SPDR Barclays High Yield Bond ETF(a)	17,110	610,827
SPDR Citi International Government Inflation-Protected Bond ETF	14,982	822,662
SPDR Nuveen S&P High Yield Municipal Bond ETF	15,341	917,392
Vanguard Intermediate-Term Government Bond ETF	9,100	611,338
Vanguard Long-Term Government Bond ETF	7,472	636,091
Vanguard Mortgage-Backed Securities ETF	37,345	2,011,028
WisdomTree Emerging Markets Corporate Bond Fund(a)	11,684	806,313
Total Debt Fund		18,914,985
Total Exchange Traded Funds (Cost $20,151,220)		20,334,612
MONEY MARKET FUND — 0.9%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.44%(b) (Cost $188,169)	188,169	188,169

Investments	Principal	Value
REPURCHASE AGREEMENTS — 6.0%(c)
BNP Paribas Securities Corp., dated 06/30/16, due 07/01/16, 0.40%, total to be received $285,580, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 11/01/16 – 06/01/46, totaling $290,839)	$285,577	$285,577
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $184,047, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $187,274)	184,045	184,045
HSBC Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.40%, total to be received $186,184, (collateralized by various U.S. Government Agency Obligations, 3.00% – 8.00%, 08/01/22 – 06/01/46, totaling $189,378)	186,182	186,182
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $285,580, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $290,416)	285,577	285,577
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $285,580, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $290,444)	285,577	285,577
Total Repurchase Agreements (Cost $1,226,958)		1,226,958
Total Investments — 106.2% (Cost $21,566,347)		21,749,739
Liabilities in Excess of Other Assets — (6.2)%		(1,262,107)
Net Assets — 100.0%		$20,487,632

ETF — Exchange Traded Fund

TIPS — Treasury Inflation Protected Securities

†	Affiliated Company.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,179,476; the aggregate market value of the collateral held by the fund is $1,226,958.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments (continued)

June 30, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	7.0%
Debt Fund	92.3
Money Market Fund	0.9
Repurchase Agreements	6.0
Total Investments	106.2
Liabilities in Excess of Other Assets	(6.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
COMMON STOCKS — 94.1%
ARGENTINA — 4.1%
BBVA Banco Frances SA(a)(b)	12,083	$249,272
Telecom Argentina SA(a)(b)	9,378	171,899
YPF SA(b)	9,587	184,070
Total Argentina		605,241
BRAZIL — 6.0%
Banco Bradesco SA(b)	8,296	64,792
Banco do Brasil SA(a)(b)	37,840	200,173
BRF SA(b)	7,030	97,928
Cia Brasileira de Distribuicao Grupo Pao de Acucar(a)(b)	15,338	223,168
Cia Paranaense de Energia(a)(b)	22,764	204,421
CPFL Energia SA(a)(b)	7,008	90,123
Total Brazil		880,605
CANADA — 5.2%
Agrium, Inc.(a)	1,773	160,315
Bank of Nova Scotia(a)	878	43,031
Canadian Pacific Railway Ltd.	736	94,789
CGI Group, Inc., Class A*	1,254	53,558
Gildan Activewear, Inc.	2,968	87,051
Magna International, Inc.	3,207	112,470
Manulife Financial Corp.(a)	5,105	69,785
Silver Wheaton Corp.	5,881	138,380
Total Canada		759,379
CHILE — 0.5%
Banco Santander Chile(b)	1,801	34,885
Cencosud SA(a)(b)	3,667	32,820
Total Chile		67,705
CHINA — 9.7%
Alibaba Group Holding Ltd.*(a)(b)	1,154	91,778
Baidu, Inc.*(b)	523	86,373
BYD Co. Ltd.*(a)(b)	10,139	121,465
China Construction Bank Corp.(a)(b)	3,317	43,685
China Life Insurance Co., Ltd.(a)(b)	11,218	120,706
China Mengniu Dairy Co. Ltd.(b)	7,668	133,538
China Southern Airlines Co. Ltd.(a)(b)	3,960	112,820
NetEase, Inc.(b)	1,176	227,227
Qihoo 360 Technology Co., Ltd.*(a)(b)	3,112	227,332
Tencent Holdings Ltd.(b)	3,373	77,478
Vipshop Holdings Ltd.*(a)(b)	16,415	183,355
Total China		1,425,757

Investments	Shares	Value
COMMON STOCKS (continued)
FRANCE — 7.5%
Airbus Group SE(b)	24,755	$356,967
BNP Paribas SA(b)	11,019	248,809
Cie de Saint-Gobain(b)	39,637	302,034
Orange SA(b)	11,643	191,178
Total France		1,098,988
GERMANY — 6.0%
Commerzbank AG(b)	75,997	500,060
Continental AG(b)	2,300	87,400
Deutsche Telekom AG(b)	17,595	298,763
Total Germany		886,223
HONG KONG — 3.6%
BOC Hong Kong Holdings Ltd.(a)(b)	8,737	524,919
INDIA — 2.5%
HDFC Bank Ltd.(b)	1,673	111,004
ICICI Bank Ltd.(b)	23,124	166,030
Infosys Ltd.(a)(b)	2,701	48,213
Wipro Ltd.(b)	3,758	46,449
Total India		371,696
INDONESIA — 1.2%
PT Bank Mandiri Persero Tbk(b)	23,777	169,292
IRELAND — 6.6%
CRH PLC(b)	15,467	457,514
Ryanair Holdings PLC(b)	7,305	507,990
Total Ireland		965,504
ITALY — 3.1%
Intesa Sanpaolo SpA(a)(b)	38,926	456,602
JAPAN — 2.0%
Nippon Telegraph & Telephone Corp.(b)	3,358	158,095
Toyota Motor Corp.(b)	1,377	137,686
Total Japan		295,781
LUXEMBOURG — 0.8%
Oriflame Cosmetics SA*(b)	11,792	119,335
MEXICO — 1.9%
America Movil SAB de CV, Class L(b)	16,720	204,987
Grupo Televisa SAB(b)	2,748	71,558
Total Mexico		276,545
NETHERLANDS — 6.2%
Aegon NV(c)	86,850	348,269
Koninklijke Philips NV(a)(c)	22,296	556,062
Total Netherlands		904,331

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
RUSSIA — 3.0%
Gazprom PAO(b)	46,385	$200,847
Sberbank of Russia PJSC(b)	27,434	239,499
Total Russia		440,346
SINGAPORE — 1.6%
Keppel Corp. Ltd.(a)(b)	29,377	239,716
SOUTH AFRICA — 3.1%
Bidvest Group Ltd.(b)	1,210	64,239
Gold Fields Ltd.(b)	39,894	195,481
Sibanye Gold Ltd.(b)	14,520	197,762
Total South Africa		457,482
SOUTH KOREA — 1.5%
Korea Electric Power Corp.(b)	8,346	216,412
SPAIN — 3.0%
Banco Bilbao Vizcaya Argentaria SA(b)	76,478	438,984
SWITZERLAND — 5.8%
Credit Suisse Group AG(a)(b)	31,387	335,841
STMicroelectronics NV(c)	87,874	517,578
Total Switzerland		853,419
TAIWAN — 1.9%
Advanced Semiconductor Engineering, Inc.(b)	29,030	161,987
Taiwan Semiconductor Manufacturing Co., Ltd.(b)	4,391	115,176
Total Taiwan		277,163
UNITED KINGDOM — 3.3%
Barclays PLC(a)(b)	41,809	317,748
Prudential PLC(a)(b)	4,845	164,779
Total United Kingdom		482,527
UNITED STATES — 4.0%
Carnival PLC(b)	4,957	222,024
Shire PLC(a)(b)	1,341	246,851
Valeant Pharmaceuticals International, Inc.*(a)	5,644	113,670
Total United States		582,545
Total Common Stocks (Cost $14,717,371)		13,796,497
MONEY MARKET FUND — 5.8%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.44%(d) (Cost $850,254)	850,254	850,254

Investments	Principal	Value
REPURCHASE AGREEMENTS — 18.4%(e)
Citibank NA, dated 06/30/16, due 07/01/16, 0.44%, total to be received $270,377, (collateralized by various U.S. Government Agency Obligations, 1.38% – 9.00%, 10/20/18 – 01/20/46, totaling $274,481)	$270,374	$270,374
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $405,567, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $412,678)	405,562	405,562
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $629,306, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $639,881)	629,297	629,297
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $629,305, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $639,961)	629,297	629,297
Mizuho Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.45%, total to be received $139,889, (collateralized by various U.S. Government Agency Obligations, 1.00% – 8.00%, 06/01/22 – 11/20/45, totaling $142,308)	139,887	139,887
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $629,304, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $640,023)	629,297	629,297
Total Repurchase Agreements (Cost $2,703,714)		2,703,714
Total Investments — 118.3% (Cost $18,271,339)		17,350,465
Liabilities in Excess of Other Assets — (18.3)%		(2,688,098)
Net Assets — 100.0%		$14,662,367

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2016

PLC — Public Limited Company

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,637,176; the aggregate market value of the collateral held by the fund is $2,737,248. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $33,534.
(b)	American Depositary Receipt.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2016.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	2.4%
Airlines	4.2
Apparel	0.6
Auto Manufacturers	1.8
Auto Parts & Equipment	1.4
Banks	28.3
Building Materials	5.2
Chemicals	1.1
Computers	1.0
Cosmetics/Personal Care	0.8
Electric	3.5
Electronics	3.8
Food	3.8
Holding Companies – Diversified	1.6
Insurance	4.8
Internet	4.5
Leisure Time	1.5
Media	0.5
Mining	3.6
Oil & Gas	2.6
Pharmaceuticals	2.5
Semiconductors	5.4
Software	1.6
Telecommunications	7.0
Transportation	0.6
Money Market Fund	5.8
Repurchase Agreements	18.4
Total Investments	118.3
Liabilities in Excess of Other Assets	(18.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MARKET ADAPTIVE UNCONSTRAINED INCOME ETF
(formerly AdvisorShares Sunrise Global Multi-Strategy ETF)
Schedule of Investments
June 30, 2016

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 96.2%
Asset Allocation Fund — 30.5%
SPDR Barclays Convertible Securities ETF	8,115	$355,762
Debt Fund — 50.6%
First Trust Senior Loan ETF	2,428	116,107
iShares JPMorgan USD Emerging Markets Bond ETF	1,044	120,216
SPDR Barclays High Yield Bond ETF	9,957	355,465
Total Debt Fund		591,788
Equity Fund — 15.1%
iShares Mortgage Real Estate Capped ETF	17,183	176,298
Total Exchange Traded Funds (Cost $1,103,075)		1,123,848
MONEY MARKET FUND — 73.3%
Goldman Sachs Financial Square Funds – Treasury Instruments Fund, 0.19%(a) (Cost $856,547)	856,547	856,547
Total Investments — 169.5% (Cost $1,959,622)		1,980,395
Liabilities in Excess of Other Assets — (69.5)%		(811,834)
Net Assets — 100.0%		$1,168,561

ETF — Exchange Traded Fund

(a)	Rate shown reflects the 7-day yield as of June 30, 2016.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	30.5%
Debt Fund	50.6
Equity Fund	15.1
Money Market Fund	73.3
Total Investments	169.5
Liabilities in Excess of Other Assets	(69.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments

June 30, 2016

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 96.9%
Commodity Fund — 4.6%
PowerShares DB Agriculture Fund*	39,532	$872,471
Equity Fund — 92.3%
iShares Core S&P Mid-Cap ETF	24,135	3,605,528
iShares MSCI Emerging Markets ETF	52,056	1,788,644
iShares NASDAQ Biotechnology ETF	1,464	376,746
iShares S&P Mid-Cap 400 Value ETF(a)	14,120	1,808,066
iShares S&P Small-Cap 600 Value ETF(a)	15,478	1,808,295
PowerShares QQQ Trust, Series 1	16,523	1,776,884
SPDR S&P 500 ETF Trust	6,291	1,318,153
Vaneck Vectors Coal ETF	40,955	377,196
Vaneck Vectors Gold Miners ETF	13,112	363,202
Vaneck Vectors Steel ETF	13,558	374,336
Vanguard Small-Cap ETF	31,196	3,608,753
Total Equity Fund		17,205,803
Total Exchange Traded Funds (Cost $17,645,805)		18,078,274
MONEY MARKET FUND — 74.4%
Dreyfus Institutional Treasury and Agency Cash Advantage Fund, 0.30%(b) (Cost $13,858,306)	13,858,306	13,858,306
REPURCHASE AGREEMENTS — 2.2%(c)
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $250,003, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $254,205)	$250,000	250,000
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $158,425, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $161,123)	158,423	158,423
Total Repurchase Agreements (Cost $408,423)		408,423
Total Investments — 173.5% (Cost $31,912,534)		32,345,003
Liabilities in Excess of Other Assets — (73.5)%		(13,705,750)
Net Assets — 100.0%		$18,639,253

ETF — Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $399,394; the aggregate market value of the collateral held by the fund is $408,423.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	4.6%
Equity Fund	92.3
Money Market Fund	74.4
Repurchase Agreements	2.2
Total Investments	173.5
Liabilities in Excess of Other Assets	(73.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF
Schedule of Investments

June 30, 2016

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 49.7%
Commodity Fund — 3.0%
SPDR Gold Shares*	1,801	$227,863
Currency Fund — 4.3%
PowerShares DB US Dollar Index Bullish Fund*(a)	7,124	176,960
ProShares UltraShort Euro*(a)	6,150	149,568
Total Currency Fund		326,528
Debt Fund — 12.5%
Direxion Daily 20 Year Plus Treasury Bull 3x Shares*(a)	8,396	955,213
Equity Fund — 29.9%
Direxion Daily S&P 500 Bull 3X*	5,596	493,343
iShares Residential Real Estate Capped ETF	3,050	205,875
ProShares UltraPro QQQ*	4,340	418,029
ProShares UltraShort Financials*	1,140	50,924
Technology Select Sector SPDR Fund	10,776	467,247
Vanguard Global ex-U.S. Real Estate ETF(a)	5,766	311,710
WisdomTree India Earnings Fund	1,869	37,735
WisdomTree Japan Hedged Equity Fund(a)	7,392	286,662
Total Equity Fund		2,271,525
Total Exchange Traded Funds (Cost $3,400,487)		3,781,129
CLOSED-END FUND — 2.6%
Country Fund — 2.6%
Morgan Stanley China A Share Fund, Inc. (Cost $267,323)	11,077	197,835
MONEY MARKET FUND — 48.2%
Goldman Sachs Financial Square Fund, 0.19%(b) (Cost $3,664,797)	3,664,797	3,664,797
REPURCHASE AGREEMENTS — 19.6%(c)
Citibank NA, dated 06/30/16, due 07/01/16, 0.44%, total to be received $148,736, (collateralized by various U.S. Government Agency Obligations, 1.38% – 9.00%, 10/20/18 – 01/20/46, totaling $150,993)	$148,734	148,734
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $223,104, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $227,015)	223,101	223,101

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $346,184, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $352,001)	$346,179	$346,179
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $346,183, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $352,045)	346,179	346,179
Mizuho Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.45%, total to be received $76,953, (collateralized by various U.S. Government Agency Obligations, 1.00% – 8.00%, 06/01/22 – 11/20/45, totaling $78,284)	76,952	76,952
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $346,183, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $352,079)	346,179	346,179
Total Repurchase Agreements (Cost $1,487,324)		1,487,324
Total Investments — 120.1% (Cost $8,819,931)		9,131,085
Liabilities in Excess of Other Assets — (20.1)%		(1,529,470)
Net Assets — 100.0%		$7,601,615

ETF — Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,455,258; the aggregate market value of the collateral held by the fund is $1,487,324.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	3.0%
Country Fund	2.6
Currency Fund	4.3
Debt Fund	12.5
Equity Fund	29.9
Money Market Fund	48.2
Repurchase Agreements	19.6
Total Investments	120.1
Liabilities in Excess of Other Assets	(20.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments

June 30, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 34.9%
Commercial Mortgage Backed Securities — 17.0%
Access Point Funding I LLC, Class A, Series 2015-A, 2.61%, 04/15/20‡	$103,512	$103,609
Aventura Mall Trust, Class A, Series 2013-AVM, 3.87%, 12/05/32@‡	1,015,000	1,098,460
Banc of America Commercial Mortgage Trust, Class A4, Series 2007-2, 5.79%, 04/10/49@	485,139	489,209
Banc of America Commercial Mortgage Trust, Class AM, Series 2007-4, 6.00%, 02/10/51@	475,000	495,078
Bayview Commercial Asset Trust, Class A3, Series 2008-1, 1.95%, 01/25/38@‡	232,755	226,978
Bcrr Trust, Class 2A1, Series 2009-1, 5.86%, 07/17/40@‡	120,050	120,364
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2006-PW14, 5.24%, 12/11/38	285,000	287,221
Bear Stearns Commercial Mortgage Securities Trust, Class AMFX, Series 2015-PW15, 5.36%, 02/11/44‡	225,000	211,804
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW18, 5.70%, 06/11/50	943,315	974,796
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2007-PW17, 5.92%, 06/11/50@	990,000	1,016,984
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW17, 5.69%, 06/11/50@	611,622	632,177
CD Commercial Mortgage Trust, Class AMFX, Series 2007-CD4, 5.37%, 12/11/49@	895,000	910,527
CD Commercial Mortgage Trust, Class A4, Series 2007-CD4, 5.32%, 12/11/49(a)	967,821	978,095
Citigroup Commercial Mortgage Trust, Class A1A, Series 2007-C6, 5.90%, 12/10/49@	1,369,668	1,413,372
Citigroup Commercial Mortgage Trust, Class AM, Series 2008-C7, 6.34%, 12/10/49@	530,000	550,444
Citigroup Commercial Mortgage Trust, Class A4, Series 2007-C6, 5.90%, 12/10/49@	140,000	144,135

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
Citigroup Commercial Mortgage Trust, Class MLSR, Series 2010-RR3, 5.81%, 06/14/50@‡	$1,103,462	$1,121,811
Colony Multifamily Mortgage Trust, Class A, Series 2014-1, 2.54%, 04/20/50‡	745,112	745,620
Commercial Mortgage Lease-Backed Certificates, Class A3, Series 2001-CMLB, 7.47%, 06/20/31@‡	460,000	549,219
Commercial Mortgage Trust, Class AM, Series 2007-GG11, 5.87%, 12/10/49@	1,532,000	1,585,282
Credit Suisse Commercial Mortgage Trust, Class A1A, Series 2007-C1, 5.36%, 02/15/40	474,644	480,789
Credit Suisse Commercial Mortgage Trust, Class 1A, Series 2010-RR7, 5.38%, 08/12/48@‡	387,818	389,506
DBUBS Mortgage Trust, Class A2, Series 2011-LC3A, 3.64%, 08/10/44	721,702	721,477
GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.49%, 12/15/34@‡	200,000	202,544
GS Mortgage Securities Trust, Class A1A, Series 2007-GG10, 5.99%, 08/10/45@	2,310,494	2,378,535
GS Mortgage Securities Trust, Class A4, Series 2007-GG10, 5.99%, 08/10/45@	872,251	894,765
Hilton USA Trust, Class EFX, Series 2013-HLT, 4.60%, 11/05/30@‡	535,000	539,584
JPMorgan Chase Commercial Mortgage Securities Trust, Class B, Series 2015-SGP, 3.19%, 07/15/36@‡	535,000	536,084
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP7, 6.18%, 04/17/45@	888,433	887,274
JPMorgan Chase Commercial Mortgage Securities Trust, Class A3, Series 2011-C4, 4.11%, 07/15/46‡	794,610	831,360
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP9, 5.37%, 05/15/47	980,000	977,552
JPMorgan Chase Commercial Mortgage Securities Trust, Class A3, Series 2006-LDP9, 5.34%, 05/15/47	2,223,824	2,243,764

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2007-LDPX, 5.46%, 01/15/49@	$465,000	$458,004
JPMorgan Chase Commercial Mortgage Securities Trust, Class A4, Series 2007-CB19, 5.89%, 02/12/49@	2,299,620	2,351,595
JPMorgan Chase Commercial Mortgage Securities Trust, Class A4, Series 2007-LD12, 5.88%, 02/15/51@	2,255,000	2,329,086
LB Commercial Mortgage Trust, Class A4, Series 2007-C3, 6.12%, 07/15/44@	2,102,309	2,183,014
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C2, 5.43%, 02/15/40	1,308,189	1,327,001
LB-UBS Commercial Mortgage Trust, Class A4, Series 2007-C6, 5.86%, 07/15/40@	1,040,292	1,065,003
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 09/15/45@	659,421	690,103
Morgan Stanley Capital I Trust, Class A4, Series 2008-T29, 6.48%, 01/11/43@	157,429	166,410
Morgan Stanley Capital I Trust, Class AM, Series 2008-T29, 6.48%, 01/11/43@	860,000	909,674
Morgan Stanley Capital I Trust, Class A4, Series 2006-IQ12, 5.33%, 12/15/43	235,169	235,829
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ14, 5.69%, 04/15/49@	800,000	815,207
Morgan Stanley Capital I Trust, Class AM, Series 2007-IQ14, 5.87%, 04/15/49@	226,000	225,876
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ16, 5.81%, 12/12/49	662,981	688,571
Motel 6 Trust, Class D, Series 2015-MTL6, 4.53%, 02/05/30‡	650,000	649,482
Motel 6 Trust, Class B, Series 2015-MTL6, 3.30%, 02/05/30‡	385,000	388,694
Wachovia Bank Commercial Mortgage Trust, Class AM, Series 2007-C30, 5.38%, 12/15/43	870,000	885,188
Wachovia Bank Commercial Mortgage Trust, Class A5, Series 2007-C30, 5.34%, 12/15/43	921,336	936,138
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 04/15/47	633,692	642,998

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust, Class AM, Series 2007-C31, 5.59%, 04/15/47@	$1,380,000	$1,410,433
Wachovia Bank Commercial Mortgage Trust, Class A3, Series 2007-C32, 5.89%, 06/15/49@	1,265,000	1,303,970
Total Commercial Mortgage Backed Securities		44,400,695
Residential Mortgage Backed Securities — 17.7%
Agate Bay Mortgage Trust, Class A3, Series 2016-2, 3.50%, 03/25/46@‡	351,562	362,940
Alternative Loan Trust, Class 1A1, Series 2004-22CB, 6.00%, 10/25/34	151,360	162,740
Asset Backed Funding Certificates Trust, Class A6, Series 2005-AQ1, 4.78%, 06/25/35	246,559	254,570
Banc of America Alternative Loan Trust, Class 2A1, Series 2003-10, 6.00%, 12/25/33	563,109	574,880
Banc of America Funding Trust, Class 5A1, Series 2004-A, 2.87%, 07/20/34@	174,830	173,410
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	211,605	212,368
Banc of America Mortgage Trust, Class 4A1, Series 2004-5, 4.75%, 06/25/19	253,917	254,167
Banc of America Mortgage Trust, Class 6A3, Series 2004-7, 4.50%, 08/25/19	364,725	363,881
Bayview Financial Acquisition Trust, Class 1A2, Series 2007-A, 6.21%, 05/28/37	447,933	468,860
Bear Stearns ARM Trust, Class 21A1, Series 2004-1, 2.72%, 04/25/34@	585,291	580,860
Bear Stearns ARM Trust, Class 22A1, Series 2004-9, 3.25%, 11/25/34@	657,910	636,089
Bear Stearns ARM Trust, Class 12A3, Series 2004-10, 2.91%, 01/25/35@	359,215	329,611
Bear Stearns ARM Trust, Class 21A1, Series 2004-10, 3.14%, 01/25/35@	964,458	972,544
Bear Stearns ARM Trust, Class 15A1, Series 2004-10, 2.93%, 01/25/35@	977,962	975,407
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.35%, 09/25/34	438,000	455,469

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Chase Mortgage Trust, Class M2, Series 2016-1, 3.75%, 04/25/45@‡	$355,030	$361,456
Citicorp Residential Mortgage Trust, Class A4, Series 2006-1, 5.58%, 07/25/36	313,501	321,768
Citicorp Residential Mortgage Trust, Class A6, Series 2007-2, 5.44%, 06/25/37	234,669	243,047
Citigroup Mortgage Loan Trust, Class A, Series 2014-A, 4.00%, 01/25/35@‡	528,931	544,904
Citigroup Mortgage Loan Trust, Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡	499,207	514,472
Citigroup Mortgage Loan Trust, Class A1, Series 2015-A, 3.50%, 06/25/58@‡	1,053,188	1,088,364
Citigroup Mortgage Loan Trust, Inc., Class A2, Series 2003-UP3, 7.00%, 09/25/33	187,773	195,328
Citigroup Mortgage Loan Trust, Inc., Class A3, Series 2004-UST1, 2.53%, 08/25/34@	304,856	305,024
Colony American Finance Ltd., Class A, Series 2015-1, 2.90%, 10/15/47‡	427,598	435,672
COLT Mortgage Loan Trust, Class A1, Series 2016-1, 3.00%, 05/25/46‡	780,000	785,640
Countrywide Asset-Backed Certificates, Class A3, Series 2004-S1, 5.12%, 02/25/35	523,013	532,730
Credit Suisse Commercial Mortgage Trust, Class A16, Series 2013-HYB1, 3.03%, 04/25/43@‡	936,503	939,811
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-8, 4.50%, 12/25/19	81,050	81,811
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-AR8, 2.61%, 09/25/34@	175,178	173,370
CSMLT Trust, Class A9, Series 2015-1, 3.50%, 05/25/45@‡	823,780	851,691
Federal Home Loan Mortgage Corporation, Class M2, Series 2016-DNA2, 2.65%, 10/25/28@	250,000	252,189
GMACM Mortgage Loan Trust, Class 12A, Series 2004-AR1, 3.43%, 06/25/34@	448,553	455,656
GSAA Trust, Class AF4, Series 2005-1, 5.62%, 11/25/34	151,790	157,358

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
GSR Mortgage Loan Trust, Class 3A1, Series 2004-7, 2.74%, 06/25/34@	$640,137	$621,278
Home Equity Loan Trust, Class AIIB, Series 2003-HS2, 0.70%, 06/25/28@	226,643	219,300
Irwin Home Equity Loan Trust, Class M1, Series 2003-A, 2.00%, 10/25/27@	215,089	213,610
Jefferies Resecuritization Trust, Class 1A1, Series 2014-R1, 4.00%, 12/27/37‡	408,839	409,926
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡	207,021	215,177
JPMorgan Mortgage Trust, Class 1A1, Series 2004-A3, 2.89%, 07/25/34@	299,208	296,624
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 3.02%, 08/25/34@	282,721	284,090
JPMorgan Mortgage Trust, Class 2A1, Series 2004-A4, 2.75%, 09/25/34@	148,942	150,834
JPMorgan Mortgage Trust, Class 4A1, Series 2005-A2, 2.42%, 04/25/35@	669,674	657,574
JPMorgan Mortgage Trust, Class 2A2, Series 2014-1, 3.50%, 01/25/44@‡	638,307	660,311
JPMorgan Mortgage Trust, Class 1A1, Series 2014-1, 4.00%, 01/25/44@‡	325,874	345,656
JPMorgan Mortgage Trust, Class 1A4, Series 2015-4, 3.50%, 06/25/45@‡	1,142,701	1,179,682
JPMorgan Mortgage Trust, Class A3, Series 2016-1, 3.50%, 05/25/46‡	1,490,000	1,545,415
JPMorgan Trust, Class AM1, Series 2015-1, 2.66%, 12/25/44@‡	719,845	718,903
JPMorgan Trust, Class A2, Series 2015-5, 2.90%, 05/25/45@‡	1,120,864	1,139,678
MASTR Alternative Loan Trust, Class 6A1, Series 2004-4, 5.50%, 04/25/34	370,018	384,293
MASTR Alternative Loan Trust, Class 2A1, Series 2005-2, 6.00%, 01/25/35	224,068	232,562
MASTR Asset Securitization Trust, Class 1A1, Series 2005-1, 5.00%, 05/25/20	206,541	208,009
MASTR Asset Securitization Trust, Class 4A5, Series 2003-5, 5.50%, 06/25/33	490,561	494,163
Mastr Specialized Loan Trust, Class A2, Series 2005-3, 5.70%, 11/25/35‡	332,937	337,426

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Merrill Lynch Mortgage Investors Trust, Class A1, Series 2004-A4, 2.76%, 08/25/34@	$799,404	$809,360
Morgan Stanley Residential Mortgage Loan Trust, Class A1, Series 2014-1A, 2.99%, 06/25/44@‡	628,293	638,544
New Residential Mortgage Loan Trust, Class A1, Series 2016-2A, 3.75%, 11/25/35@‡	232,644	242,038
New Residential Mortgage Loan Trust, Class A, Series 2014-1A, 3.75%, 01/25/54@‡	659,073	687,143
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54@‡	316,324	330,345
New Residential Mortgage Loan Trust, Class AFX3, Series 2014-3A, 3.75%, 11/25/54@‡	1,752,662	1,840,823
New Residential Mortgage Loan Trust, Class A1, Series 2015-2A, 3.75%, 08/25/55@‡	1,235,973	1,302,615
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56@‡	353,458	371,648
NovaStar Mortgage Funding Trust, Class M5, Series 2004-4, 2.18%, 03/25/35@	1,205,000	1,174,785
RALI Series Trust, Class CB5, Series 2003-QS17, 5.50%, 09/25/33	307,061	312,479
RASC Series Trust, Class AI6, Series 2004-KS2, 4.30%, 03/25/34@	85,230	86,301
Sequoia Mortgage Trust, Class A9, Series 2014-3, 3.75%, 10/25/44@‡	643,863	670,938
Sequoia Mortgage Trust, Class A6, Series 2014-4, 3.50%, 11/25/44@‡	600,745	620,187
Structured Adjustable Rate Mortgage Loan Trust, Class 6A, Series 2004-1, 2.96%, 02/25/34@	436,606	425,749
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 2.93%, 04/25/34@	773,534	767,601
Structured Adjustable Rate Mortgage Loan Trust, Class 3A1, Series 2004-4, 2.93%, 04/25/34@	145,249	142,980
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-5, 2.93%, 05/25/34@	317,986	321,886
Structured Asset Sec Corp. Pass-Through Cert., Class A3, Series 2002-AL1, 3.45%, 02/25/32	907,856	900,803

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Structured Asset Securities Corp., Class 2A, Series 2003-37A, 2.66%, 12/25/33@	$279,178	$277,652
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.50%, 02/25/34	573,102	590,174
Structured Asset Securities Corp. Assistance Loan Trust, Class A, Series 2003-AL1, 3.36%, 04/25/31‡	1,090,222	1,073,428
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 1A1, Series 2003-33H, 5.50%, 10/25/33	402,986	412,612
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 3.09%, 11/25/33@	308,511	303,725
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 3A3, Series 2004-15, 5.50%, 09/25/34	207,869	209,720
Towd Point Mortgage Trust, Class A1B, Series 2015-3, 3.00%, 03/25/54@‡	554,975	567,833
Towd Point Mortgage Trust, Class A1B, Series 2016-1, 2.75%, 02/25/55@‡	464,084	471,558
Towd Point Mortgage Trust, Class A1B, Series 2015-5, 2.75%, 05/25/55@‡	963,853	978,519
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55@‡	250,000	255,526
Vericrest Opportunity Loan Trust, Class A1, Series 2014-NPL9, 3.38%, 11/25/54‡	166,602	165,863
Vericrest Opportunity Loan Trust, Class A1, Series 2015-NPL3, 3.38%, 10/25/58‡	307,536	305,096
VOLT XXII LLC, Class A1, Series 2015-NPL4, 3.50%, 02/25/55‡	214,628	213,961
VOLT XXXI LLC, Class A1, Series 2015-NPL2, 3.38%, 02/25/55‡	341,064	338,555
WaMu Mortgage Pass-Through Certificates, Class A1, Series 2003-AR6, 2.90%, 06/25/33@	261,562	260,778
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Class 2A1, Series 2003-AR4, 2.33%, 08/25/33@	169,162	166,475
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2003-G, 2.72%, 06/25/33@	29,794	29,904

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Wells Fargo Mortgage Backed Securities Trust, Class 5A1, Series 2003-J, 2.62%, 10/25/33@	$181,856	$183,214
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2003-J, 2.64%, 10/25/33@	179,401	180,203
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-A, 2.84%, 02/25/34@	225,583	227,230
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 3.11%, 07/25/34@	386,953	386,576
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 3.08%, 07/25/34@	133,682	138,655
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 2.88%, 10/25/34@	480,098	477,315
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2004-Z, 2.85%, 12/25/34@	168,762	168,096
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2005-14, 5.50%, 12/25/35	121,954	126,705
WinWater Mortgage Loan Trust, Class 1A5, Series 2016-1, 3.50%, 01/20/46@‡	885,018	907,330
Total Residential Mortgage Backed Securities		46,395,526
U.S. Government Agency Securities — 0.2%
Federal Home Loan Mortgage Corporation, Class J, Series 2012-4011, 4.00%, 12/15/41	491,158	523,600
Total Mortgage Backed Securities (Cost $93,285,165)		91,319,821
ASSET BACKED SECURITIES — 25.9%
American Credit Acceptance Receivables Trust, Class B, Series 2016-1A, 4.24%, 06/13/22‡	665,000	686,978
AmeriCredit Automobile Receivables, Class B, Series 2016-1, 2.30%, 03/08/21	1,720,000	1,742,292
AmeriCredit Automobile Receivables, Class C, Series 2015-4, 2.88%, 07/08/21	715,000	731,140

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust, Class C, Series 2014-2, 2.18%, 06/08/20	$500,000	$502,574
AmeriCredit Automobile Receivables Trust, Class C, Series 2015-3, 2.73%, 03/08/21	655,000	667,020
AmeriCredit Automobile Receivables Trust, Class D, Series 2012-4, 2.68%, 10/09/18	1,050,000	1,054,700
AmeriCredit Automobile Receivables Trust, Class D, Series 2013-2, 2.42%, 05/08/19	575,000	577,011
AmeriCredit Automobile Receivables Trust, Class D, Series 2014-1, 2.54%, 06/08/20	755,000	761,903
Ascentium Equipment Receivables LLC, Class B, Series 2015-1A, 2.26%, 06/10/21‡	600,000	602,211
Associates Manufactured Housing Pass-Through Certificates, Class B1, Series 1996-1, 8.00%, 03/15/27@	593,216	617,928
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2012-3A, 2.10%, 03/20/19‡	500,000	502,722
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2013-1A, 1.92%, 09/20/19‡	1,140,000	1,143,420
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2013-2A, 2.97%, 02/20/20‡	1,465,000	1,503,081
BankAmerica Manufactured Housing Contract Trust, Class B1, Series 1998-1, 7.81%, 08/10/25@	143,628	147,621
BXG Receivables Note Trust, Class A, Series 2013-A, 3.01%, 12/04/28‡	189,196	189,798
BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	432,363	438,520
California Republic Auto Receivables Trust, Class A4, Series 2014-3, 1.79%, 03/16/20	645,000	649,111
California Republic Auto Receivables Trust, Class B, Series 2014-2, 2.34%, 04/15/20	500,000	503,098
California Republic Auto Receivables Trust, Class B, Series 2015-3, 2.70%, 09/15/21	645,000	654,257

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Class C, Series 2013-1, 1.74%, 10/22/18	$415,000	$415,681
Capital Auto Receivables Asset Trust, Class C, Series 2013-4, 2.67%, 02/20/19	635,000	641,732
Capital Auto Receivables Asset Trust, Class C, Series 2015-2, 2.67%, 08/20/20	650,000	651,220
CarFinance Capital Auto Trust, Class B, Series 2013-2A, 3.15%, 08/15/19‡	212,704	213,434
CarFinance Capital Auto Trust, Class B, Series 2014-1A, 2.72%, 04/15/20‡	200,000	200,218
CarFinance Capital Auto Trust, Class B, Series 2014-2A, 2.64%, 11/16/20‡	480,000	480,271
CarFinance Capital Auto Trust, Class B, Series 2015-1A, 2.91%, 06/15/21‡	1,000,000	991,664
CarFinance Capital Auto Trust, Class D, Series 2014-1A, 4.90%, 04/15/20‡	415,000	413,560
Carmax Auto Owner Trust, Class B, Series 2016-2, 2.16%, 12/15/21	575,000	577,503
CarMax Auto Owner Trust, Class B, Series 2014-4, 2.20%, 09/15/20	700,000	706,004
CarMax Auto Owner Trust, Class B, Series 2015-4, 2.16%, 08/16/21	713,000	717,379
CarMax Auto Owner Trust, Class C, Series 2015-2, 2.39%, 03/15/21	615,000	620,798
Carnow Auto Receivables Trust, Class D, Series 2014-1A, 4.16%, 11/15/18‡	400,000	400,499
CCG Receivables Trust, Class A3, Series 2015-1, 1.92%, 01/17/23‡	1,000,000	1,004,231
CCG Receivables Trust, Class B, Series 2014-1, 2.15%, 11/15/21‡	420,000	420,798
Centre Point Funding LLC, Class 1, Series 2012-2A, 2.61%, 08/20/21‡	647,089	640,796
Chrysler Capital Auto Receivables Trust, Class D, Series 2014-BA, 3.44%, 08/16/21‡	680,000	676,908
Chrysler Capital Auto Receivables Trust, Class D, Series 2015-BA, 4.17%, 01/16/23‡	635,000	641,230
Citi Held For Asset Issuance, Class A, Series 2015-PM3, 2.56%, 05/16/22‡	444,100	443,988
CKE Restaurant Holdings, Inc., Class A2, Series 2013-1A, 4.47%, 03/20/43‡	589,775	591,058
Conseco Financial Corp., Class B1, Series 1995-5, 7.30%, 09/15/26@	247,912	253,816

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Diamond Resorts Owner Trust, Class A, Series 2014-1, 2.54%, 05/20/27‡	$732,286	$734,667
DRB Prime Student Loan Trust, Class A3, Series 2015-D, 2.50%, 01/25/36‡	538,536	541,020
Drive Auto Receivables Trust, Class B, Series 2016-AA, 3.17%, 05/15/20‡	1,200,000	1,219,216
Drive Auto Receivables Trust, Class C, Series 2015-AA, 3.06%, 05/17/21‡	1,225,000	1,235,996
Drive Auto Receivables Trust, Class C, Series 2015-DA, 3.38%, 11/15/21‡	1,000,000	1,012,855
Drug Royalty II LP, Class A2, Series 2014-1, 3.48%, 07/15/23‡	306,246	302,428
DT Auto Owner Trust, Class B, Series 2016-1A, 2.79%, 05/15/20‡	700,000	703,114
DT Auto Owner Trust, Class C, Series 2014-1A, 2.64%, 10/15/19‡	294,740	295,443
DT Auto Owner Trust, Class C, Series 2014-2A, 2.46%, 01/15/20‡	230,085	230,185
DT Auto Owner Trust, Class C, Series 2014-3A, 3.04%, 09/15/20‡	560,000	561,391
DT Auto Owner Trust, Class C, Series 2015-3A, 3.25%, 07/15/21‡	655,000	658,265
DT Auto Owner Trust, Class C, Series 2016-2A, 3.67%, 01/18/22‡	625,000	633,599
DT Auto Owner Trust, Class C, Series 2016-3A, 3.15%, 03/15/22‡	650,000	649,902
Exeter Automobile Receivables Trust, Class A, Series 2016-1A, 2.35%, 07/15/20‡	1,055,308	1,057,568
Exeter Automobile Receivables Trust, Class B, Series 2013-2A, 3.09%, 07/16/18‡	49,779	49,923
Exeter Automobile Receivables Trust, Class C, Series 2013-1A, 3.52%, 02/15/19‡	500,000	502,231
Exeter Automobile Receivables Trust, Class C, Series 2014-1A, 3.57%, 07/15/19‡	1,110,000	1,118,730
Exeter Automobile Receivables Trust, Class C, Series 2014-2A, 3.26%, 12/16/19‡	880,000	886,123
Exeter Automobile Receivables Trust, Class C, Series 2015-1A, 4.10%, 12/15/20‡	500,000	495,897
Exeter Automobile Receivables Trust, Class C, Series 2015-2A, 3.90%, 03/15/21‡	600,000	590,030
Flagship Credit Auto Trust, Class A, Series 2016-1, 2.77%, 12/15/20‡	756,441	762,738

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Foursight Capital Automobile Receivables Trust, Class A2, Series 2016-1, 2.87%, 10/15/21‡	$915,000	$912,756
Foursight Capital Automobile Receivables Trust, Class B, Series 2014-1, 3.56%, 11/22/21‡	500,000	505,800
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	395,126	392,684
Hertz Vehicle Financing II LP, Class A, Series 2015-2A, 2.02%, 09/25/19‡	1,075,000	1,078,244
Hertz Vehicle Financing LLC, Class A, Series 2016-1A, 2.32%, 03/25/20‡	200,000	201,892
Hertz Vehicle Financing LLC, Class A2, Series 2011-1A, 3.29%, 03/25/18‡	1,150,000	1,160,623
Hilton Grand Vacations Trust, Class A, Series 2013-A, 2.28%, 01/25/26‡	727,823	729,163
Hilton Grand Vacations Trust, Class A, Series 2014-AA, 1.77%, 11/25/26‡	247,629	243,938
Hyundai Auto Receivables Trust, Class B, Series 2015-C, 2.15%, 11/15/21	1,000,000	1,009,309
Hyundai Auto Receivables Trust, Class D, Series 2014-B, 2.51%, 12/15/20	425,000	425,287
Hyundai Auto Receivables Trust, Class D, Series 2015-A, 2.73%, 06/15/21	500,000	502,287
LEAF Receivables Funding 10 LLC, Class D, Series 2015-1, 3.74%, 05/17/21‡	615,000	612,091
LEAF Receivables Funding 9 LLC, Class D, Series 2013-1, 5.11%, 09/15/21‡	345,000	346,612
Marriott Vacation Club Owner Trust, Class A, Series 2012-1A, 2.51%, 05/20/30‡	771,420	776,720
Mid-State Trust, Class A4, Series 1997-6, 7.79%, 07/01/35	323,354	343,482
MVW Owner Trust, Class B, Series 2015-1A, 2.96%, 12/20/32‡	513,101	513,447
National City Mortgage Capital Trust, Class 2A1, Series 2008-1, 6.00%, 03/25/38	262,178	273,663
Onemain Financial Issuance Trust, Class A, Series 2015-1A, 3.19%, 03/18/26‡	120,000	121,386
OneMain Financial Issuance Trust, Class A, Series 2014-1A, 2.43%, 06/18/24‡	590,253	590,997
OneMain Financial Issuance Trust, Class A, Series 2015-2A, 2.57%, 07/18/25‡	325,000	325,310

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Orange Lake Timeshare Trust, Class A, Series 2015-AA, 2.88%, 09/08/27‡	$446,028	$446,950
Santander Drive Auto Receivables Trust, Class B, Series 2016-2, 2.08%, 02/16/21	750,000	753,785
Santander Drive Auto Receivables Trust, Class C, Series 2012-4, 2.94%, 12/15/17	29,615	29,628
Santander Drive Auto Receivables Trust, Class C, Series 2013-3, 1.81%, 04/15/19	592,040	593,635
Santander Drive Auto Receivables Trust, Class C, Series 2014-3, 2.13%, 08/17/20	600,000	605,623
Santander Drive Auto Receivables Trust, Class C, Series 2016-1, 3.09%, 04/15/22	1,070,000	1,096,707
Santander Drive Auto Receivables Trust, Class D, Series 2012-6, 2.52%, 09/17/18	350,000	351,676
Santander Drive Auto Receivables Trust, Class D, Series 2013-1, 2.27%, 01/15/19	785,000	787,722
Santander Drive Auto Receivables Trust, Class D, Series 2013-5, 2.73%, 10/15/19	475,000	480,826
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-1A, 2.07%, 03/20/30‡	157,356	157,055
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-2A, 2.05%, 06/20/31‡	104,448	104,270
Sierra Timeshare Receivables Funding LLC, Class B, Series 2012-2A, 3.42%, 03/20/29‡	109,170	109,620
Silverleaf Finance XV LLC, Class A, Series 2012-D, 3.00%, 03/17/25‡	97,631	96,716
Silverleaf Finance XVIII LLC, Class A, Series 2014-A, 2.81%, 01/15/27‡	411,289	410,439
SLM Private Education Loan Trust, Class A2A, Series 2013-B, 1.85%, 06/17/30‡	500,000	499,776
SLM Private Education Loan Trust, Class A2A, Series 2013-C, 2.94%, 10/15/31‡	270,000	276,626
SLM Private Education Loan Trust, Class A2A, Series 2014-A, 2.59%, 01/15/26‡	1,275,000	1,290,969
SNAAC Auto Receivables Trust, Class C, Series 2014-1A, 2.21%, 01/15/20‡	655,000	656,129
Sofi Professional Loan Program LLC, Class A2, Series 2016-A, 2.76%, 12/26/36‡	468,279	474,995

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
SoFi Professional Loan Program LLC, Class A2, Series 2014-A, 3.02%, 10/25/27‡	$178,434	$181,384
SoFi Professional Loan Program LLC, Class A2, Series 2014-B, 2.55%, 08/27/29‡	526,381	528,298
SoFi Professional Loan Program LLC, Class A2, Series 2015-A, 2.42%, 03/25/30‡	299,911	299,861
TCF Auto Receivables Owner Trust, Class B, Series 2014-1A, 2.33%, 05/15/20‡	800,000	796,040
Tidewater Auto Receivables Trust, Class C, Series 2014-AA, 2.56%, 08/15/19‡	500,000	497,983
Trip Rail Master Funding LLC, Class A1, Series 2014-1A, 2.86%, 04/15/44‡	239,940	237,940
Trip Rail Master Funding LLC, Class A1A, Series 2011-1A, 4.37%, 07/15/41‡	270,177	278,702
U-Haul S Fleet LLC, Class 1, Series 2010-BT1A, 4.90%, 10/25/23‡	801,984	814,508
United Auto Credit Securitization Trust, Class B, Series 2016-1, 2.73%, 05/15/18‡	720,000	720,766
Welk Resorts LLC, Class A, Series 2015-AA, 2.79%, 06/16/31‡	504,881	501,964
Wendys Funding LLC, Class A2II, Series 2015-1A, 4.08%, 06/15/45‡	530,988	548,848
Westgate Resorts 2016-1 LLC, Class A, Series 2016-1A, 3.50%, 12/20/28‡	485,685	483,262
Westlake Automobile Receivables Trust, Class C, Series 2014-1A, 1.70%, 11/15/19‡	519,206	518,756
Westlake Automobile Receivables Trust, Class C, Series 2015-1A, 2.29%, 11/16/20‡	500,000	499,370
Westlake Automobile Receivables Trust, Class C, Series 2016-2A, 2.83%, 05/17/21‡	780,000	783,503
Total Asset Backed Securities (Cost $67,399,056)		67,599,517
CORPORATE BONDS — 19.3%
Consumer Discretionary — 1.8%
American Axle & Manufacturing, Inc., 5.13%, 02/15/19	115,000	117,125
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 09/30/22	85,000	87,444
Hanesbrands, Inc., 4.63%, 05/15/24‡	205,000	206,537
Lennar Corp., 4.50%, 11/15/19(b)	305,000	319,228
Marriott International, Inc., Series N, 3.13%, 10/15/21	520,000	541,094

Investments	Principal	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc., 5.63%, 05/01/24‡	$85,000	$90,100
Newell Rubbermaid, Inc., 2.60%, 03/29/19	375,000	385,071
Newell Rubbermaid, Inc., 3.15%, 04/01/21	65,000	67,789
Newell Rubbermaid, Inc., 3.85%, 04/01/23	45,000	47,799
PulteGroup, Inc., 4.25%, 03/01/21	620,000	642,320
QVC, Inc., 3.13%, 04/01/19(b)	610,000	626,629
Toll Brothers Finance Corp., 4.00%, 12/31/18	175,000	181,825
Toll Brothers Finance Corp., 6.75%, 11/01/19(b)	117,000	132,210
Toll Brothers Finance Corp., 5.63%, 01/15/24(b)	35,000	36,488
Toll Brothers Finance Corp., 4.88%, 11/15/25	140,000	138,950
TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 4.38%, 06/15/19	575,000	580,750
Wyndham Worldwide Corp., 2.50%, 03/01/18	450,000	454,867
Total Consumer Discretionary		4,656,226
Consumer Staples — 0.1%
CVS Health Corp., 2.13%, 06/01/21(b)	100,000	101,345
Kraft Heinz Foods Co., 2.80%, 07/02/20‡	185,000	192,289
Total Consumer Staples		293,634
Energy — 1.7%
Antero Resources Corp., 5.63%, 06/01/23	210,000	204,750
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22‡	155,000	147,637
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(b)	640,000	619,200
Enbridge Energy Partners LP, 4.38%, 10/15/20	110,000	113,000
Kinder Morgan, Inc., 5.63%, 11/15/23‡	545,000	584,621
MPLX LP, 5.50%, 02/15/23‡	320,000	325,416
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19	535,000	489,525
Occidental Petroleum Corp., 2.60%, 04/15/22	50,000	51,275
Range Resources Corp., 5.00%, 08/15/22(b)	260,000	246,350
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	440,000	452,065

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Energy (continued)
Sabine Oil & Gas Corp., 7.25%, 06/15/19ˆ	$92,000	$2,300
Sunoco LP/Sunoco Finance Corp., 6.38%, 04/01/23‡	665,000	663,338
Transocean, Inc., 6.80%, 12/15/16	545,000	552,494
Total Energy		4,451,971
Financials — 8.4%
Air Lease Corp., 2.63%, 09/04/18	520,000	520,162
Ally Financial, Inc., 3.25%, 11/05/18	145,000	145,181
Ally Financial, Inc., 4.13%, 03/30/20	270,000	271,350
Ally Financial, Inc., 4.25%, 04/15/21	625,000	625,781
American Campus Communities Operating Partnership LP, 3.35%, 10/01/20	95,000	98,783
Ares Capital Corp., 4.88%, 11/30/18	76,000	79,564
Ares Capital Corp., 3.88%, 01/15/20	210,000	217,385
Aviation Capital Group Corp., 3.88%, 09/27/16‡	430,000	431,152
Aviation Capital Group Corp., 2.88%, 09/17/18‡	195,000	193,294
Bank of America Corp., 2.00%, 01/11/18	235,000	236,590
Bank of America Corp., Series L, 5.65%, 05/01/18	200,000	214,423
Bank of America Corp., 5.49%, 03/15/19	66,000	71,449
Bank of New York Mellon Corp. (The), Series E, 4.95%@,(a)	555,000	557,775
Bank of New York Mellon Corp. (The), 2.05%, 05/03/21	650,000	660,665
Bear Stearns Cos. LLC (The), 7.25%, 02/01/18	75,000	81,776
Berkshire Hathaway, Inc., 2.20%, 03/15/21(b)	60,000	61,936
Capital One Financial Corp., 6.15%, 09/01/16	400,000	403,127
Corporate Office Properties LP, 3.70%, 06/15/21	460,000	465,679
Corrections Corp. of America, 5.00%, 10/15/22	450,000	469,125
DDR Corp., 7.88%, 09/01/20	280,000	338,447
DDR Corp., 3.50%, 01/15/21	145,000	149,545
Digital Realty Trust LP, 3.40%, 10/01/20	420,000	436,967
Digital Realty Trust LP, 3.95%, 07/01/22	270,000	283,199
DuPont Fabros Technology LP, 5.88%, 09/15/21	475,000	499,344
Fifth Third Bancorp, 4.50%, 06/01/18	321,000	338,668

Investments	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
First Horizon National Corp., 3.50%, 12/15/20	$550,000	$555,593
First Tennessee Bank NA, 2.95%, 12/01/19	250,000	251,337
Ford Motor Credit Co. LLC, 8.13%, 01/15/20	455,000	543,093
Ford Motor Credit Co. LLC, 3.20%, 01/15/21	650,000	670,259
General Motors Financial Co., Inc., 2.40%, 04/10/18	355,000	357,943
General Motors Financial Co., Inc., 3.20%, 07/06/21	700,000	701,906
General Motors Financial Co., Inc., 3.70%, 05/09/23	280,000	281,868
Goldman Sachs Group, Inc. (The), 5.63%, 01/15/17	670,000	684,857
Government Properties Income Trust, 3.75%, 08/15/19	85,000	87,251
HCP, Inc., 3.75%, 02/01/19	140,000	145,043
Healthcare Trust of America Holdings LP, 3.38%, 07/15/21	150,000	154,319
Huntington Bancshares, Inc., 7.00%, 12/15/20(b)	200,000	234,909
Jefferies Group LLC, 5.13%, 04/13/18	275,000	287,758
JPMorgan Chase & Co., Series Z, 5.30%@,(a)	40,000	39,950
JPMorgan Chase & Co., 6.13%, 06/27/17	280,000	292,925
JPMorgan Chase & Co., 2.25%, 01/23/20	380,000	385,418
Kimco Realty Corp., 3.40%, 11/01/22	105,000	110,213
Lazard Group LLC, 4.25%, 11/14/20	275,000	293,004
Lincoln National Corp., 8.75%, 07/01/19	125,000	147,964
Lincoln National Corp., 4.20%, 03/15/22	475,000	510,116
Lincoln National Corp., 6.05%, 04/20/67@	100,000	67,000
Morgan Stanley, 2.13%, 04/25/18	180,000	181,964
MPT Operating Partnership LP/MPT Finance Corp., 6.38%, 02/15/22	45,000	46,856
National Retail Properties, Inc., 5.50%, 07/15/21	250,000	287,111
New York Life Global Funding, 1.95%, 02/11/20‡	65,000	65,845
Prudential Financial, Inc., 5.20%, 03/15/44@	300,000	294,525
Sabra Health Care LP/Sabra Capital Corp., 5.50%, 02/01/21	370,000	381,100
Santander Holdings USA, Inc., 2.70%, 05/24/19	245,000	246,344

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
Santander Holdings USA, Inc., 2.65%, 04/17/20	$475,000	$469,469
SBA Tower Trust, 2.93%, 12/15/17‡	725,000	726,613
SBA Tower Trust, 3.16%, 10/15/20‡	425,000	431,375
SBA Tower Trust, 2.88%, 07/15/21‡	780,000	780,000
Select Income REIT, 4.15%, 02/01/22	515,000	518,032
Senior Housing Properties Trust, 3.25%, 05/01/19	415,000	416,980
Springleaf Finance Corp., 5.25%, 12/15/19	190,000	177,650
State Street Corp., 4.96%, 03/15/18	300,000	314,546
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19‡	400,000	410,107
Trinity Acquisition PLC, 3.50%, 09/15/21	130,000	134,914
Ventas Realty LP, 4.00%, 04/30/19	310,000	326,871
Voya Financial, Inc., 2.90%, 02/15/18	279,000	284,333
Wells Fargo & Co., 5.13%, 09/15/16	75,000	75,592
Willis North America, Inc., 6.20%, 03/28/17	250,000	258,131
Zions Bancorporation, 4.50%, 03/27/17	330,000	334,456
Total Financials		21,816,907
Health Care — 1.5%
AbbVie, Inc., 2.50%, 05/14/20	540,000	552,551
AbbVie, Inc., 2.30%, 05/14/21	375,000	379,985
Actavis Funding SCS, 3.00%, 03/12/20	85,000	87,738
Actavis Funding SCS, 3.45%, 03/15/22	85,000	88,388
Centene Corp., 4.75%, 05/15/22	405,000	415,125
Centene Escrow Corp., 5.63%, 02/15/21‡	320,000	334,400
CHS/Community Health Systems, Inc., 5.13%, 08/15/18(b)	35,000	35,547
Express Scripts Holding Co., 3.30%, 02/25/21	100,000	104,972
Forest Laboratories LLC, 4.38%, 02/01/19‡	200,000	211,077
HCA, Inc., 6.50%, 02/15/20	185,000	205,119
LifePoint Health, Inc., 5.38%, 05/01/24‡	115,000	115,575
Mylan NV, 3.15%, 06/15/21‡	170,000	172,633
Owens & Minor, Inc., 3.88%, 09/15/21(b)	95,000	98,435
Quintiles Transnational Corp., 4.88%, 05/15/23‡	170,000	173,400
Tenet Healthcare Corp., 6.25%, 11/01/18	150,000	159,000

Investments	Principal	Value
CORPORATE BONDS (continued)
Health Care (continued)
Tenet Healthcare Corp., 4.15%, 06/15/20@	$260,000	$258,050
Tenet Healthcare Corp., 6.00%, 10/01/20	105,000	111,300
Universal Health Services, Inc., 4.75%, 08/01/22‡	195,000	198,826
Zimmer Biomet Holdings, Inc., 3.15%, 04/01/22	295,000	302,760
Total Health Care		4,004,881
Industrials — 3.0%
ADT Corp. (The), 6.25%, 10/15/21	470,000	501,725
America West Airlines Pass-Through Trust, Series 011G, 7.10%, 04/02/21	855,708	916,677
Continental Airlines Class A Pass-Through Trust, Series 991A, 6.55%, 02/02/19	278,002	296,767
Continental Airlines Class A-1 Pass-Through Trust, Series 00A1, 8.05%, 11/01/20	402,488	440,221
Continental Airlines Class A-1 Pass-Through Trust, Series 01A1, 6.70%, 06/15/21	387,612	407,477
Continental Airlines Class C-2 Pass-Through Trust, Series AMBC, 6.24%, 03/15/20	173,134	183,522
Delta Air Lines Class A Pass-Through Trust, Series 2A, 4.95%, 05/23/19	559,823	592,712
Delta Air Lines Class A Pass-Through Trust, Series A, 4.75%, 05/07/20	887,445	941,801
HD Supply, Inc., 5.25%, 12/15/21‡(b)	360,000	377,100
Masco Corp., 3.50%, 04/01/21	515,000	528,029
Masco Corp., 5.95%, 03/15/22	400,000	448,252
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, 06/15/19	195,000	197,260
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 02/01/22‡	230,000	234,841
Standard Industries, Inc., 5.13%, 02/15/21‡	35,000	36,138
Textron, Inc., 4.63%, 09/21/16	400,000	402,218
UAL Pass-Through Trust, Series 071A, 6.64%, 07/02/22	1,184,816	1,257,386
Total Industrials		7,762,126
Information Technology — 1.2%
Apple, Inc., 2.25%, 02/23/21	325,000	334,602
Apple, Inc., 2.85%, 02/23/23	140,000	147,245
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 06/01/19‡	20,000	20,502
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, 06/15/21‡	145,000	149,407

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Information Technology (continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.88%, 06/15/21‡	$75,000	$76,550
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, 06/15/23‡	85,000	88,318
Dun & Bradstreet Corp. (The), 3.25%, 12/01/17	150,000	151,106
Dun & Bradstreet Corp. (The), 4.00%, 06/15/20	150,000	155,910
Fidelity National Information Services, Inc., 3.63%, 10/15/20	305,000	322,735
First Data Corp., 5.00%, 01/15/24‡	260,000	261,625
Hewlett Packard Enterprise Co., 2.45%, 10/05/17‡	435,000	440,773
Hewlett Packard Enterprise Co., 2.85%, 10/05/18‡	325,000	333,000
Hewlett Packard Enterprise Co., 3.60%, 10/15/20‡	65,000	67,912
LAM Research Corp., 2.80%, 06/15/21	30,000	30,747
Oracle Corp., 1.90%, 09/15/21	260,000	261,145
Oracle Corp., 2.40%, 09/15/23	155,000	155,702
Western Digital Corp., 7.38%, 04/01/23‡	105,000	112,087
Total Information Technology		3,109,366
Materials — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23	335,000	294,800
Telecommunication Services — 1.2%
AT&T, Inc., 2.80%, 02/17/21	840,000	862,788
AT&T, Inc., 3.88%, 08/15/21	210,000	226,502
AT&T, Inc., 3.00%, 06/30/22	205,000	210,215
CenturyLink, Inc., Series Y, 7.50%, 04/01/24(b)	365,000	369,106
Crown Castle International Corp., 4.88%, 04/15/22	355,000	390,748
Frontier Communications Corp., 6.25%, 09/15/21	185,000	175,336
Frontier Communications Corp., 10.50%, 09/15/22	65,000	69,022
T-Mobile USA, Inc., 6.46%, 04/28/19	275,000	280,500
Verizon Communications, Inc., 3.65%, 09/14/18	50,000	52,568
Verizon Communications, Inc., 4.60%, 04/01/21	125,000	140,287
West Corp., 4.75%, 07/15/21‡	380,000	376,200
Total Telecommunication Services		3,153,272

Investments	Principal	Value
CORPORATE BONDS (continued)
Utilities — 0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 05/20/22	$235,000	$249,246
Dominion Resources, Inc., 2.96%, 07/01/19	50,000	50,938
Exelon Corp., 2.85%, 06/15/20	555,000	573,042
Total Utilities		873,226
Total Corporate Bonds (Cost $49,800,320)		50,416,409
TERM LOANS — 8.7%
Consumer Discretionary — 2.1%
Altice US Finance I Corp., 4.25%, 12/14/22@	478,763	478,064
Aristocrat International Pty Ltd. (Australia), 4.75%, 10/20/21@	394,154	395,598
Boyd Gaming Corp., 4.00%, 08/14/20@	259,252	259,414
Caesars Entertainment Corp., 1.50%, 10/31/16@ˆ	136,711	139,446
CDS US Intermediate Holdings, Inc., 5.00%, 07/08/22@	534,958	522,086
Charter Communications Operating LLC, 3.25%, 08/24/21@	89,775	89,655
Charter Communications Operating LLC, 3.50%, 01/24/23@	76,808	76,988
Charter Communications Operating, LLC, 3.00%, 07/01/20@	609,964	606,537
Hilton Worldwide Finance LLC, 3.50%, 10/26/20@	794,077	795,689
Libbey Glass, Inc., 3.75%, 04/09/21@	304,413	303,463
MGM Growth Properties Operating Partnership LP, 4.00%, 04/25/23@	625,433	627,584
PetSmart, Inc., 4.25%, 03/11/22@	527,263	525,750
Six Flags Theme Parks, Inc., 3.25%, 06/30/22@	131,218	131,415
Station Casinos LLC, 3.75%, 06/08/23@	310,000	308,772
Univision Communications, Inc., 4.00%, 03/01/20@	247,342	246,325
Total Consumer Discretionary		5,506,786
Consumer Staples — 1.5%
Albertsons LLC, 4.50%, 08/22/21@	526,599	526,836
Aramark Services, Inc., 3.25%, 09/07/19@	361,840	362,801
Aramark Services, Inc., 3.25%, 02/24/21@	492,443	493,290
Coty, Inc., 3.75%, 10/27/22@	90,250	90,287
Dell International LLC, 06/02/23@	450,000	449,014
Galleria Co., 3.75%, 01/26/23@	180,952	181,065

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
TERM LOANS (continued)
Consumer Staples (continued)
Hostess Brands LLC, 4.50%, 08/03/22@	$679,863	$680,372
Kronos, Inc., 4.50%, 10/30/19@	423,996	423,572
Pinnacle Foods Finance LLC, 3.75%, 01/13/23@	63,680	64,074
Spectrum Brands, Inc., 5.25%, 06/23/22@	530,183	530,886
Total Consumer Staples		3,802,197
Energy — 0.2%
MEG Energy Corp. (Canada), 3.75%, 03/31/20@	568,107	501,863
Financials — 0.4%
Delos Finance Sarl, 3.50%, 03/06/21@	633,000	633,317
Realogy Group LLC, 3.75%, 03/05/20@	489,950	490,011
Total Financials		1,123,328
Health Care — 1.1%
CHS/Community Health Systems, Inc., 3.92%, 12/31/18@	237,625	235,992
CHS/Community Health Systems, Inc., 4.00%, 01/27/21@	530,977	518,513
Emdeon, Inc., 3.75%, 11/02/18@	347,041	347,041
Endo Luxembourg Finance I Co. Sarl (Luxembourg), 3.75%, 09/25/22@	146,265	144,217
HCA, Inc., 3.71%, 03/17/23@	613,463	616,291
MPH Acquisition Holdings LLC, 5.00%, 06/07/23@	112,000	112,448
Quintiles Transnational Corp, 3.25%, 05/12/22@	75,240	75,357
RPI Finance Trust, 3.50%, 11/09/20@	302,165	302,298
Team Health, Inc., 3.75%, 11/23/22@	224,871	225,339
Valeant Pharmaceuticals International, Inc., 4.50%, 02/13/19@	251,891	245,516
Total Health Care		2,823,012
Industrials — 1.1%
Air Canada (Canada), 4.00%, 09/26/19@	230,300	230,636
American Airlines, Inc., 3.25%, 06/27/20@	80,975	80,090
American Airlines, Inc., 3.50%, 10/10/21@	251,460	249,825
American Airlines, Inc., 3.50%, 04/28/23@	500,000	495,492
AWAS Finance Luxembourg 2012 SA, 3.50%, 07/16/18@	423,264	423,969
McGraw-Hill Global Education Holdings LLC, 5.00%, 05/04/22@	226,000	226,056
Nortek, Inc., 3.50%, 10/30/20@	586,190	583,259

Investments	Principal	Value
TERM LOANS (continued)
Industrials (continued)
TransDigm, Inc., 3.75%, 06/04/21@	$542,712	$537,432
United Airlines, Inc., 3.50%, 09/15/21@	103,710	103,684
Total Industrials		2,930,443
Information Technology — 0.5%
Abacus Innovations Corp., 06/09/23@	191,000	191,079
Blue Coat Systems, Inc., 4.50%, 05/26/22@	218,900	218,900
First Data Corp., 4.45%, 03/24/21@	590,931	589,948
NXP BV (Netherlands), 3.75%, 12/07/20@	185,554	186,177
ON Semiconductor Corp., 5.25%, 03/31/23@	245,000	246,404
Total Information Technology		1,432,508
Materials — 0.7%
Anchor Glass Container Corp., 4.75%, 07/01/22@	594,984	594,056
Huntsman International LLC, 4.25%, 04/01/23@	231,420	231,926
Ineos U.S. Finance LLC, 3.75%, 12/15/20@	193,798	189,761
Owens-Brockway Glass Container, Inc., 3.50%, 09/01/22@	603,612	603,486
PolyOne Corp., 3.50%, 11/12/22@	173,131	173,131
Total Materials		1,792,360
Telecommunication Services — 0.5%
Level 3 Financing, Inc., 4.00%, 01/15/20@	225,000	225,140
Level 3 Financing, Inc., 3.50%, 05/31/22@	290,000	289,384
T-Mobile USA, Inc., 3.50%, 11/09/22@	380,090	381,814
Virgin Media Investment Holdings Ltd. (United Kingdom), 3.65%, 06/30/23@	336,661	328,953
Total Telecommunication Services		1,225,291
Utilities — 0.6%
Calpine Corp., 3.50%, 05/27/22@	444,510	440,527
Dynegy, Inc., 06/27/23@	686,000	676,784
NRG Energy, Inc., 2.75%, 07/01/18@	383,203	380,425
NRG Energy, Inc., 06/30/23@	6,211	6,173
Total Utilities		1,503,909
Total Term Loans (Cost $22,730,884)		22,641,697

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
FOREIGN BONDS — 4.9%
Consumer Discretionary — 0.5%
Alibaba Group Holding Ltd. (China), 2.50%, 11/28/19	$700,000	$709,303
Delphi Automotive PLC (United Kingdom), 3.15%, 11/19/20	530,000	545,705
Total Consumer Discretionary		1,255,008
Energy — 0.5%
Encana Corp. (Canada), 3.90%, 11/15/21(b)	555,000	539,601
Petroleos Mexicanos (Mexico), 4.88%, 01/24/22	645,000	661,054
Total Energy		1,200,655
Financials — 1.7%
Aercap Ireland Capital Ltd./Aercap Global Aviation Trust (Ireland), 3.95%, 02/01/22	150,000	150,375
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland), 4.25%, 07/01/20	165,000	168,300
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland), 4.50%, 05/15/21	405,000	415,935
Axis Bank Ltd. (India), 3.25%, 05/21/20‡	450,000	460,739
Corp. Andina de Fomento (Venezuela), 2.00%, 05/10/19	420,000	425,216
Guanay Finance Ltd. (Chile), 6.00%, 12/15/20‡	648,762	647,140
HSBC Holdings PLC (United Kingdom), 2.95%, 05/25/21	640,000	647,069
Industrial & Commercial Bank of China Ltd. (China), 3.23%, 11/13/19	475,000	493,923
Korea Development Bank (The) (South Korea), 4.63%, 11/16/21	375,000	425,854
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), 3.25%, 10/05/20‡(b)	535,000	557,324
XLIT Ltd., Series E (Ireland), 6.50%@,(a)	105,000	73,238
Total Financials		4,465,113
Health Care — 0.1%
Fresenius US Finance II, Inc. (Germany), 4.50%, 01/15/23‡	140,000	143,850
Industrials — 0.8%
Air Canada Class B Pass-Through Trust (Canada), 5.38%, 05/15/21‡(b)	453,252	456,085
BAE Systems Holdings, Inc. (United Kingdom), 2.85%, 12/15/20‡	145,000	148,315
Bombardier, Inc. (Canada), 4.75%, 04/15/19‡	240,000	230,400

Investments	Principal	Value
FOREIGN BONDS (continued)
Industrials (continued)
British Airways Class B Pass-Through Trust (United Kingdom), 5.63%, 06/20/20‡	$280,345	$292,260
Virgin Australia Trust, Series 2013-1A (Australia), 5.00%, 10/23/23‡	1,029,114	1,063,950
Total Industrials		2,191,010
Information Technology — 0.1%
NXP BV/NXP Funding LLC (Netherlands), 4.13%, 06/01/21‡	300,000	305,250
Materials — 0.4%
Airgas, Inc. (France), 3.05%, 08/01/20	43,000	44,781
Methanex Corp. (Canada), 3.25%, 12/15/19	100,000	97,201
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (New Zealand), 4.13%, 07/15/21@‡	670,000	673,350
Teck Resources Ltd. (Canada), 8.00%, 06/01/21‡	55,000	56,788
Vale Overseas Ltd. (Brazil), 5.88%, 06/10/21	275,000	276,031
Total Materials		1,148,151
Sovereign Government — 0.5%
Argentine Republic Government International Bond (Argentina), 6.25%, 04/22/19‡	365,000	381,425
Argentine Republic Government International Bond (Argentina), 6.88%, 04/22/21‡	365,000	390,185
Oman Government International Bond (Oman), 3.63%, 06/15/21‡	425,000	429,887
Provincia de Buenos Aires (Argentina), 5.75%, 06/15/19‡	205,000	207,819
Total Sovereign Government		1,409,316
Utilities — 0.3%
Majapahit Holding BV (Indonesia), 7.75%, 01/20/20‡	245,000	280,647
State Grid Overseas Investment 2014 Ltd. (China), 2.75%, 05/07/19‡	500,000	515,435
Total Utilities		796,082
Total Foreign Bonds (Cost $12,710,645)		12,914,435
U.S. GOVERNMENT AGENCY SECURITIES — 1.7%
Federal Home Loan Mortgage Corporation, 3.50%, 03/01/45	524,925	558,047
Federal National Mortgage Association, 2.50%, 02/01/31	1,683,289	1,743,693
Federal National Mortgage Association, 3.00%, 10/01/30	947,322	993,976
Federal National Mortgage Association, 3.00%, 10/01/30	651,163	683,231

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
U.S. GOVERNMENT AGENCY SECURITIES (continued)
Federal National Mortgage Association, Class NA, Series 2009-36, 5.00%, 06/25/37	$98,223	$104,870
Federal National Mortgage Association, Class PA, Series 2012-10, 4.00%, 11/25/41	241,730	250,518
Total U.S. Government Agency Securities (Cost $4,285,592)		4,334,335
U.S. TREASURY NOTE — 0.4%
U.S. Treasury Note, 01/31/21, 1.38% (Cost $1,007,855)	1,000,000	1,017,695
MONEY MARKET FUND — 5.2%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Class 0.43%(c) (Cost $13,699,091)	13,699,091	13,699,091
REPURCHASE AGREEMENTS — 1.4%(d)
Citibank NA, dated 06/30/16, due 07/01/16, 0.44%, total to be received $364,837, (collateralized by various U.S. Government Agency Obligations, 1.38% – 9.00%, 10/20/18 – 01/20/46, totaling $370,375)	364,833	364,833
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $547,257, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $556,852)	547,250	547,250
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $849,163, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $863,433)	849,151	849,151
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $849,161, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $863,541)	849,151	849,151

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Mizuho Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.45%, total to be received $188,753, (collateralized by various U.S. Government Agency Obligations, 1.00% – 8.00%, 06/01/22 – 11/20/45, totaling $192,017)	$188,751	$188,751
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $849,161, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $863,624)	849,151	849,151
Total Repurchase Agreements (Cost $3,648,287)		3,648,287
Total Investments — 102.4% (Cost $268,566,895)		267,591,287
Liabilities in Excess of Other Assets — (2.4)%		(6,327,799)
Net Assets — 100.0%		$261,263,488

LP —  Limited Partnership

PLC — Public Limited Company

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2016.
ˆ	Is in default.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Perpetual security with no stated maturity date.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,248,393; the aggregate market value of the collateral held by the fund is $4,340,535. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $692,248.
(c)	Rate shown reflects the 7-day yield as of June 30, 2016.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Securities	25.9%
Commercial Mortgage Backed Securities	17.0
Consumer Discretionary	4.4
Consumer Staples	1.6
Energy	2.4
Financials	10.5
Health Care	2.7
Industrials	4.9
Information Technology	1.8
Materials	1.2
Residential Mortgage Backed Securities	17.7
Sovereign Government	0.5
Telecommunication Services	1.7
U.S. Government Agency Securities	1.9
U.S. Treasury Note	0.4
Utilities	1.2
Money Market Fund	5.2
Repurchase Agreements	1.4
Total Investments	102.4
Liabilities in Excess of Other Assets	(2.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments

June 30, 2016

Investments	Principal	Value
TERM LOANS — 77.6%
Advertising — 1.8%
Acosta, Inc., 4.25%, 09/26/21@	$493,759	$475,861
Aerospace & Defense — 3.3%
Hamilton Sundstrand Industrial, 4.00%, 12/13/19 (Luxembourg)@	488,586	439,728
TransDigm, Inc., 3.75%, 06/09/23@	440,089	434,588
Total Aerospace & Defense		874,316
Auto Parts & Equipment — 3.6%
Cooper-Standard Automotive, 4.00%, 04/04/21@	492,462	492,216
Federal-Mogul Holdings Corp., 4.75%, 04/15/21@	493,719	459,929
Total Auto Parts & Equipment		952,145
Building Materials — 1.8%
GYP Holdings III Corp., 4.75%, 04/01/21@	493,703	486,709
Chemicals — 0.9%
MacDermid, Inc., 5.50%, 06/07/20@	246,250	243,557
Commercial Services — 5.5%
Allied Security Holdings LLC, 4.25%, 02/12/21@	492,812	491,580
Brickman Group Ltd. LLC (The), 5.50%, 12/18/20@	246,843	243,217
Brickman Group Ltd. LLC (The), 7.50%, 12/17/21@	250,000	245,261
ServiceMaster Co. LLC (The), 4.25%, 07/01/21@	492,481	493,609
Total Commercial Services		1,473,667
Computers — 1.9%
Western Digital Corp., 6.25%, 04/29/23@	500,000	502,735
Distribution/Wholesale — 3.6%
Spin Holdco, Inc., 4.25%, 11/14/19@	493,117	484,692
Univar, Inc., 4.25%, 07/01/22@	496,250	490,047
Total Distribution/Wholesale		974,739
Diversified Financial Services — 0.9%
AlixPartners LLP, 4.50%, 07/28/22@	248,125	248,188
Entertainment — 1.8%
Scientific Games International, Inc., 6.00%, 10/01/21@	492,500	486,405
Environmental Control — 0.9%
Waste Industries USA, Inc., 4.25%, 02/27/20@	246,875	247,749

Investments	Principal	Value
TERM LOANS (continued)
Food — 3.6%
Albertsons LLC, 4.75%, 06/22/23@	$458,183	$458,125
U.S. Foods, Inc., 5.75%, 06/15/23@	493,655	492,781
Total Food		950,906
Hand/Machine Tools — 1.8%
Apex Tool Group LLC, 4.50%, 01/31/20@	492,994	483,135
Healthcare – Services — 3.6%
CHS/Community Health Systems, Inc., 3.75%, 12/31/19@	173,857	169,370
CHS/Community Health Systems, Inc., 4.00%, 01/27/21@	319,893	312,383
IASIS Healthcare LLC, 4.50%, 05/03/18@	493,606	493,066
Total Healthcare — Services		974,819
Household Products/Wares — 1.8%
Reynolds Group Holdings, Inc., 4.50%, 12/01/18 (New Zealand)@	487,336	488,042
Insurance — 1.8%
HUB International Ltd., 4.00%, 10/02/20@	246,222	242,476
USI, Inc., 4.25%, 12/27/19@	246,203	243,433
Total Insurance		485,909
Internet — 0.8%
Zayo Group LLC, 3.75%, 05/06/21@	223,071	222,214
Leisure Time — 3.2%
24 Hour Fitness Worldwide, Inc., 4.75%, 05/28/21@	246,231	237,921
Bombardier Recreational Products, Inc., 3.75%, 01/30/19 (Canada)@	250,000	247,969
ClubCorp Club Operations, Inc., 4.25%, 12/15/22@	374,521	373,429
Total Leisure Time		859,319
Lodging — 2.5%
Caesars Entertainment Resort Properties LLC, 7.00%, 10/09/20@	246,212	236,241
Caesars Growth Properties Holdings LLC, 6.25%, 05/08/21@	246,231	232,176
Hilton Worldwide Finance LLC, 3.50%, 10/26/20@	211,250	211,679
Total Lodging		680,096

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
TERM LOANS (continued)
Machinery-Diversified — 1.7%
Rexnord, 4.00%, 08/21/20@	$467,738	$463,386
Media — 1.6%
Altice US Finance I Corp., 4.25%, 12/14/22@	247,437	247,075
iHeartCommunications, Inc., 7.21%, 01/30/19@	250,000	183,473
Total Media		430,548
Mining — 1.3%
FMG Resources Pty. Ltd., 4.25%, 06/30/19 (Australia)@	376,039	360,997
Miscellaneous Manufacturing — 0.9%
Gates Global LLC, 4.25%, 07/06/21@	242,685	230,854
Packaging & Containers — 5.4%
Ardagh Holdings USA, Inc., 4.00%, 12/17/19 (Ireland)@	467,287	467,287
BWAY Holding Co., 7.00%, 08/14/20@	479,302	478,403
SIG Combibloc, 4.25%, 03/11/22 (Luxembourg)@	493,750	491,052
Total Packaging & Containers		1,436,742
Pharmaceuticals — 1.8%
Valeant Pharmaceuticals International, Inc., 5.00%, 04/01/22@	486,575	474,613
Retail — 16.1%
BJ's Wholesale Club, Inc., 4.50%, 09/26/19@	481,873	477,830
Burger King, 3.75%, 12/10/21 (Canada)@	375,667	375,667
CEC Entertainment, Inc., 4.00%, 02/15/21@	492,443	479,310
Dollar Tree, Inc., 3.50%, 07/06/22@	144,003	144,243
Doosan Infracore International, Inc., 4.50%, 05/28/21@	220,779	221,331
Jo-Ann Stores LLC, 4.00%, 03/16/18@	238,314	236,527
Leslie's Poolmart, 4.25%, 10/16/19@	246,164	244,933
Michaels Stores, Inc., 4.00%, 01/28/20@	202,520	202,868
Neiman Marcus Group Ltd. LLC, 4.25%, 10/25/20@	493,687	444,711
NPC International, Inc., 4.75%, 12/28/18@	491,427	491,221
PetSmart, Inc., 4.25%, 03/11/22@	495,000	493,579
Rite Aid Corp., 5.75%, 08/21/20@	250,000	250,469
Smart & Final Stores LLC, 4.00%, 11/15/19@	250,000	248,359
Total Retail		4,311,048

Investments	Principal	Value
TERM LOANS (continued)
Semiconductors — 1.9%
Microsemi Corp., 5.25%, 01/15/23@	$117,923	$117,873
ON Semiconductor Corp., 5.25%, 03/31/23@	375,000	377,149
Total Semiconductors		495,022
Software — 1.8%
Infor U.S., Inc., 3.75%, 06/03/20@	246,143	240,683
Solera LLC, 5.75%, 03/03/23@	249,375	249,608
Total Software		490,291
Total Term Loans (Cost $21,108,224)		20,804,012
CORPORATE BONDS — 9.2%
Commercial Services — 0.5%
United Rentals North America, Inc., 7.38%, 05/15/20(a)	130,000	135,200
Diversified Financial Services — 0.9%
Jefferies Finance LLC, 7.38%, 04/01/20‡	250,000	232,813
Electric — 1.6%
Dynegy, Inc., 6.75%, 11/01/19	250,000	251,562
GenOn Energy, Inc., 9.88%, 10/15/20	250,000	178,750
Total Electric		430,312
Entertainment — 0.5%
Penn National Gaming, Inc., 5.88%, 11/01/21(a)	124,000	126,790
Healthcare – Services — 0.9%
Tenet Healthcare Corp., 8.00%, 08/01/20	250,000	256,563
Home Builders — 1.0%
Lennar Corp., 4.50%, 06/15/19	250,000	260,725
Lodging — 1.5%
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20	125,000	125,937
MGM Resorts International, 6.75%, 10/01/20	250,000	274,375
Total Lodging		400,312
Media — 1.0%
Neptune Finco Corp., 6.63%, 10/15/25‡	250,000	263,125
Real Estate — 0.6%
Howard Hughes Corp. (The), 6.88%, 10/01/21‡	150,000	151,875

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares/ Principal	Value
CORPORATE BONDS (continued)
Telecommunications — 0.7%
Sprint Communications, Inc., 6.00%, 11/15/22	$250,000	$197,975
Total Corporate Bonds (Cost $2,569,420)		2,455,690
MONEY MARKET FUND — 12.9%
JP Morgan US Government Money Market Fund – Institutional Class, 0.27%(b) (Cost $3,467,034)	3,467,034	3,467,034
REPURCHASE AGREEMENT — 0.6%(c)
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $148,910, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $151,412) (Cost $148,908)	148,908	148,908
Total Investments — 100.3% (Cost $27,293,586)		26,875,644
Liabilities in Excess of Other Assets — (0.3)%		(75,311)
Net Assets — 100.0%		$26,800,333

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2016.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $249,985; the aggregate market value of the collateral held by the fund is $256,077. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $107,169.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.8%
Aerospace & Defense	3.3
Auto Parts & Equipment	3.6
Building Materials	1.8
Chemicals	0.9
Commercial Services	6.0
Computers	1.9
Distribution/Wholesale	3.6
Diversified Financial Services	1.8
Electric	1.6
Entertainment	2.3
Environmental Control	0.9
Food	3.6
Hand/Machine Tools	1.8
Healthcare – Services	4.5
Home Builders	1.0
Household Products/Wares	1.8
Insurance	1.8
Internet	0.8
Leisure Time	3.2
Lodging	4.0
Machinery-Diversified	1.7
Media	2.6
Mining	1.3
Miscellaneous Manufacturing	0.9
Packaging & Containers	5.4
Pharmaceuticals	1.8
Real Estate	0.6
Retail	16.1
Semiconductors	1.9
Software	1.8
Telecommunications	0.7
Money Market Fund	12.9
Repurchase Agreements	0.6
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Total Return Swaps contracts outstanding as of June 30, 2016:

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid Leveraged Loans	3,000,000	(0.65)%	3/20/2017	$3,000,000	$2,982,864	$(17,136)

J.P. Morgan Chase Bank acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate based on Libor.

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS — 66.9%
Aerospace/Defense — 1.1%
Triumph Group, Inc., 5.25%, 06/01/22	$2,329,000	$2,154,325
Agriculture — 2.0%
Alliance One International, Inc., 9.88%, 07/15/21(a)	3,475,000	2,945,062
Vector Group Ltd., 7.75%, 02/15/21‡	1,000,000	1,046,250
Total Agriculture		3,991,312
Auto Parts & Equipment — 2.0%
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/26	1,500,000	1,531,875
Titan International, Inc., 6.88%, 10/01/20(a)	3,056,000	2,586,140
Total Auto Parts & Equipment		4,118,015
Beverages — 1.0%
Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.50%, 08/15/19‡	1,871,000	1,962,211
Biotechnology — 1.5%
AMAG Pharmaceuticals, Inc., 7.88%, 09/01/23‡(a)	3,384,000	3,045,600
Building Materials — 0.7%
US Concrete, Inc., 6.38%, 06/01/24‡	1,500,000	1,503,750
Chemicals — 2.5%
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23‡(a)	3,000,000	3,063,750
Hexion, Inc., 10.00%, 04/15/20	2,186,000	2,049,375
Total Chemicals		5,113,125
Coal — 0.2%
Arch Coal, Inc., 8.00%, 01/15/19ˆ‡	13,037,000	358,518
Commercial Services — 5.1%
APX Group, Inc., 7.88%, 12/01/22‡(a)	1,000,000	1,011,250
Constellis Holdings LLC/Constellis Finance Corp., 9.75%, 05/15/20‡	2,642,000	2,535,659
Quad/Graphics, Inc., 7.00%, 05/01/22	3,657,000	3,245,588
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary, 7.88%, 06/01/21	2,261,000	2,249,695
United Rentals North America, Inc., 5.88%, 09/15/26	1,200,000	1,197,000
Total Commercial Services		10,239,192

Investments	Principal	Value
CORPORATE BONDS (continued)
Computers — 3.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.88%, 06/15/21‡(a)	$1,250,000	$1,275,827
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.13%, 06/15/24‡(a)	750,000	784,261
Diebold, Inc., 8.50%, 04/15/24‡	1,500,000	1,492,500
Harland Clarke Holdings Corp., 9.25%, 03/01/21‡	3,594,000	3,018,601
Total Computers		6,571,189
Distribution/Wholesale — 0.8%
Performance Food Group, Inc., 5.50%, 06/01/24‡	1,500,000	1,530,000
Diversified Financial Services — 3.3%
CNG Holdings, Inc., 9.38%, 05/15/20‡	5,032,000	2,490,840
Creditcorp, 12.00%, 07/15/18‡	6,093,000	2,376,270
Speedy Cash Intermediate Holdings Corp., 10.75%, 05/15/18‡	3,099,000	1,797,420
Total Diversified Financial Services		6,664,530
Electric — 0.4%
NRG Energy, Inc., 7.25%, 05/15/26‡(a)	750,000	750,000
Electrical Components & Equipment — 1.5%
Artesyn Embedded Technologies, Inc., 9.75%, 10/15/20‡	3,311,000	2,930,235
Electronics — 1.1%
Kemet Corp., 10.50%, 05/01/18(a)	2,355,000	2,249,025
Entertainment — 1.5%
EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/24‡	600,000	618,000
WMG Acquisition Corp., 6.75%, 04/15/22‡	2,414,000	2,444,175
Total Entertainment		3,062,175
Food — 4.9%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 6.63%, 06/15/24‡	1,100,000	1,138,500
Bi-Lo LLC/Bi-Lo Finance Corp., 9.25%, 02/15/19‡(a)	3,101,000	2,713,375
Fresh Market, Inc. (The), 9.75%, 05/01/23‡(a)	1,000,000	940,000
Simmons Foods, Inc., 7.88%, 10/01/21‡	3,199,000	2,919,087
SUPERVALU, Inc., 6.75%, 06/01/21(a)	2,612,000	2,207,088
Total Food		9,918,050

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Gas — 1.0%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.63%, 05/20/24	$1,000,000	$1,008,750
AmeriGas Partners LP/AmeriGas Finance Corp., 5.88%, 08/20/26	1,000,000	1,003,750
Total Gas		2,012,500
Healthcare – Products — 2.1%
Greatbatch Ltd., 9.13%, 11/01/23‡	1,936,000	1,933,580
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23‡	2,455,000	2,298,494
Total Healthcare – Products		4,232,074
Healthcare – Services — 1.1%
Select Medical Corp., 6.38%, 06/01/21(a)	2,236,000	2,157,740
Home Furnishings — 0.1%
Tempur Sealy International, Inc., 5.50%, 06/15/26‡	250,000	246,250
Leisure Time — 1.2%
Icon Health & Fitness, Inc., 11.88%, 10/15/16‡(a)	2,433,000	2,433,000
Machinery – Diversified — 1.4%
Xerium Technologies, Inc., 8.88%, 06/15/18	2,904,000	2,874,960
Media — 2.5%
Gray Television, Inc., 5.88%, 07/15/26‡	1,250,000	1,256,250
Lee Enterprises, Inc., 9.50%, 03/15/22‡(a)	2,845,000	2,816,550
Sirius XM Radio, Inc., 5.38%, 07/15/26‡	1,000,000	995,000
Total Media		5,067,800
Metal Fabricate/Hardware — 0.6%
Zekelman Industries, Inc., 9.88%, 06/15/23‡	1,100,000	1,113,750
Miscellaneous Manufacturing — 2.5%
Koppers, Inc., 7.88%, 12/01/19	2,208,000	2,257,680
Techniplas LLC, 10.00%, 05/01/20‡	3,738,000	2,784,810
Total Miscellaneous Manufacturing		5,042,490
Oil & Gas — 4.2%
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.50%, 01/15/21‡	2,000,000	2,255,000
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 05/01/21	3,900,000	2,115,750

Investments	Principal	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Sanchez Energy Corp., 7.75%, 06/15/21(a)	$2,600,000	$2,216,500
Western Refining, Inc., 6.25%, 04/01/21(a)	2,146,000	1,963,590
Total Oil & Gas		8,550,840
Oil & Gas Services — 1.9%
Weatherford International Ltd., 7.75%, 06/15/21(a)	2,000,000	1,955,000
Weatherford International Ltd., 8.25%, 06/15/23(a)	2,000,000	1,905,000
Total Oil & Gas Services		3,860,000
Pharmaceuticals — 2.4%
BioScrip, Inc., 8.88%, 02/15/21	3,192,000	2,968,560
Horizon Pharma, Inc., 6.63%, 05/01/23(a)	2,000,000	1,870,000
Total Pharmaceuticals		4,838,560
Pipelines — 2.7%
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21	2,460,000	2,287,800
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 07/01/21	1,960,000	1,891,400
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.38%, 05/01/24	1,250,000	1,315,625
Total Pipelines		5,494,825
Retail — 2.6%
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.63%, 06/15/20	2,193,000	2,203,965
Guitar Center, Inc., 6.50%, 04/15/19‡(a)	2,445,000	2,114,925
Penske Automotive Group, Inc., 5.50%, 05/15/26	1,000,000	952,500
Total Retail		5,271,390
Semiconductors — 1.1%
Amkor Technology, Inc., 6.38%, 10/01/22(a)	2,345,000	2,265,856
Telecommunications — 6.6%
EarthLink Holdings Corp., 8.88%, 05/15/19	2,023,000	2,073,575
Frontier Communications Corp., 11.00%, 09/15/25	1,936,000	2,011,020
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 07/01/22‡(a)	1,800,000	1,786,500
Sprint Corp., 7.25%, 09/15/21	2,596,000	2,226,070

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Trilogy International Partners LLC/Trilogy International Finance, Inc., 13.38%, 05/15/19‡	$2,000,000	$2,015,000
Windstream Services LLC, 7.75%, 10/01/21(a)	3,311,000	3,137,173
Total Telecommunications		13,249,338
Total Corporate Bonds (Cost $155,957,866)		134,872,625
TERM LOANS — 19.4%
Advertising — 1.1%
Affinion Group, Inc., 6.75%, 04/30/18@	2,473,427	2,253,218
Agriculture — 1.0%
North Atlantic Trading Co., Inc., 7.75%, 01/13/20@	2,012,020	1,994,415
North Atlantic Trading Co., Inc., 8.75%, 01/13/20@	43,535	43,154
Total Agriculture		2,037,569
Commercial Services — 1.0%
Jackson Hewitt Tax Service, Inc., 8.00%, 07/24/20@	1,960,000	1,928,150
Electronics — 1.9%
Isola USA Corp., 9.25%, 11/29/18@	57,602	51,265
Isola USA Corp., 10.75%, 11/29/18@	4,232,367	3,766,807
Total Electronics		3,818,072
Food — 3.2%
Flavors Holdings, Inc., 6.75%, 04/03/20@	2,607,127	2,333,379
Shearer's Foods LLC, 7.75%, 06/30/22@	4,431,000	4,032,210
Total Food		6,365,589
Forest Products & Paper — 1.0%
Appvion, Inc., 6.25%, 06/28/19@	2,019,025	1,958,454
Healthcare – Products — 0.9%
Immucor, Inc., 5.00%, 08/19/18@	1,989,691	1,871,971
Healthcare – Services — 2.9%
21st Century Oncology, Inc., 6.50%, 04/28/22@	994,975	909,158
Lantheus Medical Imaging, Inc., 7.00%, 06/30/22@	2,462,563	2,203,994
Radnet Management, Inc., 8.00%, 03/19/21@	2,800,000	2,681,000
Total Healthcare – Services		5,794,152
Oil & Gas — 1.7%
Osum Production Corp., 6.50%, 07/31/20 (Canada)@	5,880,188	3,498,712

Investments	Principal	Value
TERM LOANS (continued)
Pharmaceuticals — 0.5%
Sucampo Pharmaceuticals, Inc., 8.25%, 10/15/21@	$950,000	$935,750
Software — 1.4%
Greenway Health LLC, 9.25%, 11/04/21@	3,253,846	2,879,654
Telecommunications — 1.8%
Global Tel*Link Corp, 9.00%, 11/20/20@	4,375,000	3,642,187
Transportation — 1.0%
YRC Worldwide, Inc., 8.00%, 02/13/19@	2,315,520	2,093,613
Total Term Loans (Cost $44,101,318)		39,077,091
FOREIGN BONDS — 11.1%
Healthcare – Products — 1.1%
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (Luxembourg)‡	2,100,000	2,147,250
Iron/Steel — 0.6%
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 6.50%, 05/15/21 (Australia)‡	1,250,000	1,297,375
Media — 0.6%
Altice Financing SA, 7.50%, 05/15/26 (Luxembourg)‡	1,200,000	1,179,000
Mining — 2.8%
Alamos Gold, Inc., 7.75%, 04/01/20 (Canada)‡	2,231,000	2,186,603
IAMGOLD Corp., 6.75%, 10/01/20 (Canada)‡(a)	3,826,000	3,443,400
Total Mining		5,630,003
Miscellaneous Manufacturing — 1.1%
Bombardier, Inc., 6.13%, 01/15/23 (Canada)‡	2,606,000	2,234,645
Oil & Gas — 1.6%
Northern Blizzard Resources, Inc., 7.25%, 02/01/22 (Canada)‡	2,626,000	2,402,790
Precision Drilling Corp., 6.63%, 11/15/20 (Canada)	980,000	894,250
Total Oil & Gas		3,297,040
Packaging & Containers — 1.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.63%, 05/15/23 (Ireland)‡	1,000,000	990,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/24 (Ireland)‡	1,000,000	1,025,625
Total Packaging & Containers		2,015,625

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal/ Shares	Value
FOREIGN BONDS (continued)
Pipelines — 0.7%
Gibson Energy, Inc., 6.75%, 07/15/21 (Canada)‡	$1,494,000	$1,494,000
Transportation — 1.6%
Global Ship Lease, Inc., 10.00%, 04/01/19 (United Kingdom)‡	3,475,000	3,118,813
Total Foreign Bonds (Cost $22,834,055)		22,413,751
MONEY MARKET FUND — 0.7%
BlackRock Liquidity Funds TempFund Portfolio – Dollar Class, 0.18%(b) (Cost $1,502,566)	1,502,566	1,502,566
REPURCHASE AGREEMENTS — 14.2%(c)
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $4,294,023, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $4,369,310)	4,293,971	4,293,971
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $6,662,906, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $6,774,875)	6,662,813	6,662,813
Deutsche Bank Securities, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $4,343,774, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/31/16 – 09/30/21, totaling $4,403,130)	4,343,723	4,343,723
Goldman Sachs & Co., dated 06/30/16, due 07/01/16, 0.42%, total to be received $6,662,891, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.00%, 11/01/22 – 05/01/46, totaling $6,777,331)	6,662,813	6,662,813

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $6,662,891, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $6,776,374)	$6,662,813	$6,662,813
Total Repurchase Agreements (Cost $28,626,133)		28,626,133
Total Investments — 112.3% (Cost $253,021,938)		226,492,166
Liabilities in Excess of Other Assets — (12.3%)		(24,891,307)
Net Assets — 100.0%		$201,600,859

LP — Limited Partnership

PLC — Public Limited Company

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2016.
ˆ	Is in default.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $33,888,805; the aggregate market value of the collateral held by the fund is $34,729,970. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $6,103,837.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.1%
Aerospace/Defense	1.1
Agriculture	3.0
Auto Parts & Equipment	2.0
Beverages	1.0
Biotechnology	1.5
Building Materials	0.7
Chemicals	2.5
Coal	0.2
Commercial Services	6.1
Computers	3.3
Distribution/Wholesale	0.8
Diversified Financial Services	3.3
Electric	0.4
Electrical Components & Equipment	1.5
Electronics	3.0
Entertainment	1.5
Food	8.1
Forest Products & Paper	1.0
Gas	1.0
Healthcare – Products	4.1
Healthcare – Services	4.0
Home Furnishings	0.1
Iron/Steel	0.6
Leisure Time	1.2
Machinery – Diversified	1.4
Media	3.1
Metal Fabricate/Hardware	0.6
Mining	2.8
Miscellaneous Manufacturing	3.6
Oil & Gas	7.5
Oil & Gas Services	1.9
Packaging & Containers	1.0
Pharmaceuticals	2.9
Pipelines	3.4
Retail	2.6
Semiconductors	1.1
Software	1.4
Telecommunications	8.4
Transportation	2.6
Money Market Fund	0.7
Repurchase Agreements	14.2
Total Investments	112.3
Liabilities in Excess of Other Assets	(12.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 82.3%
Asset Allocation Fund — 0.2%
SPDR Barclays Convertible Securities ETF	272	$11,925
Commodity Fund — 0.1%
SPDR Gold Shares*	35	4,428
Debt Fund — 30.0%
AdvisorShares Sage Core Reserves ETF†	2,800	278,950
Guggenheim Enhanced Short Duration ETF*	5,563	278,214
iShares Short Treasury Bond ETF	3,272	361,392
iShares U.S. Preferred Stock ETF	2,378	94,858
SPDR Barclays 1-3 Month T-Bill ETF*	7,857	359,065
SPDR SSgA Ultra Short Term Bond ETF	5,780	231,313
Total Debt Fund		1,603,792
Equity Fund — 52.0%
ALPS Medical Breakthroughs ETF*	2,861	64,773
BioShares Biotechnology Clinical Trials Fund*	1,257	22,626
Deutsche X-trackers MSCI Europe Hedged Equity ETF	2,683	65,868
Deutsche X-trackers MSCI Japan Hedged Equity ETF	2,479	76,279
EGShares India Small Cap ETF	927	13,580
First Trust Dow Jones Internet Index Fund*	916	66,062
First Trust NASDAQ ABA Community Bank Index Fund	227	8,603
Global X MSCI Nigeria ETF	2,724	14,682
Guggenheim China Small Cap ETF	8,985	199,287
Guggenheim China Technology ETF	187	6,285
Guggenheim Raymond James SB-1 Equity ETF	3,814	126,395
Guggenheim S&P 500 Equal Weight Consumer Discretionary ETF	105	8,811
Guggenheim S&P 500 Equal Weight Energy ETF	112	6,273
Guggenheim S&P 500 Equal Weight ETF	2,651	213,008
Guggenheim S&P 500 Equal Weight Healthcare ETF	382	57,613
Guggenheim S&P 500 Equal Weight Technology ETF	651	61,077
Guggenheim S&P Global Water Index ETF	848	25,432
Guggenheim S&P Midcap 400 Pure Growth ETF	624	75,853
iShares Global Consumer Discretionary ETF	457	38,562
iShares Global Healthcare ETF	328	33,125

Investments	Shares	Value
EXCHANGE TRADED FUNDS (continued)
Equity Fund (continued)
iShares JPX-Nikkei 400 ETF	876	$43,975
iShares Micro-Cap ETF	1,867	132,034
iShares MSCI Brazil Capped ETF	672	20,247
iShares MSCI EAFE ETF	343	19,143
iShares MSCI Emerging Markets ETF	141	4,845
iShares MSCI Europe Financials ETF	770	12,074
iShares MSCI Frontier 100 ETF	2,399	58,752
iShares MSCI Hong Kong ETF	419	8,204
iShares MSCI India Small-Cap ETF	2,231	74,136
iShares MSCI Ireland Capped ETF	426	15,310
iShares MSCI Pacific ex Japan ETF	313	12,270
iShares MSCI United Kingdom ETF	1,275	19,597
iShares MSCI USA Momentum Factor ETF	1,730	132,172
iShares Nasdaq Biotechnology ETF	142	36,542
iShares North American Natural Resources ETF	422	14,019
iShares Russell 1000 Growth ETF	803	80,589
iShares Russell 1000 Value ETF	722	74,554
iShares Russell 2000 Growth ETF	221	30,317
iShares Russell 2000 Value ETF	56	5,449
iShares U.S. Broker-Dealers & Securities Exchanges ETF	143	5,159
iShares U.S. Healthcare Providers ETF	342	43,561
JPMorgan Alerian MLP Index ETN	962	30,620
KraneShares CSI China Internet ETF	349	11,747
PowerShares DWA Technology Momentum Portfolio*	429	16,220
PowerShares Dynamic Market Portfolio	436	31,248
PowerShares S&P SmallCap Energy Portfolio	344	5,525
PowerShares S&P SmallCap Information Technology Portfolio	173	9,603
QuantShares U.S. Market Neutral Momentum Fund*	535	14,258
QuantShares US Market Neutral Anti-Beta Fund*	4,143	96,325
SPDR Russell/Nomura Small Cap Japan ETF	502	27,421
SPDR S&P Bank ETF	1,290	39,319
SPDR S&P Emerging Asia Pacific ETF	233	17,438
SPDR S&P Emerging Markets SmallCap ETF	1,265	49,790
SPDR S&P Health Care Equipment ETF	48	2,264

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
EXCHANGE TRADED FUNDS (continued)
Equity Fund (continued)
SPDR S&P Insurance ETF	55	$3,911
VanEck Vectors Brazil Small-Cap ETF	3,328	49,920
VanEck Vectors ChinaAMC CSI 300 ETF	1,008	37,346
VanEck Vectors Egypt Index ETF	91	3,217
VanEck Vectors Gulf States Index ETF	709	15,413
VanEck Vectors High Income Infrastructure MLP ETF	314	4,584
VanEck Vectors Pharmaceutical ETF	314	18,394
VanEck Vectors Russia ETF	2,826	49,229
VanEck Vectors Russia Small-Cap ETF	727	19,515
VanEck Vectors Unconventional Oil & Gas ETF	2,411	39,926
VanEck Vectors Vietnam ETF	570	8,328
Vanguard FTSE All World ex-US Small-Cap ETF	191	17,780
Vanguard Small-Cap ETF	928	107,351
WisdomTree Europe SmallCap Dividend Fund	453	23,117
Total Equity Fund		2,776,952
Total Exchange Traded Funds (Cost $4,279,401)		4,397,097
MONEY MARKET FUND — 17.7%
JP Morgan Prime Money Market Fund – Institutional Class, 0.38%(a) (Cost $944,233)	944,233	944,233
Total Investments — 100.0% (Cost $5,223,634)		5,341,330
Liabilities in Excess of Other Assets — (0.0)%**		(1,160)
Net Assets — 100.0%		$5,340,170

ETF —  Exchange Traded Fund

ETN  — Exchange Traded Note

*	Non-income producing security.
†	Affiliated Company.
**	Less than 0.05%
(a)	Rate shown reflects the 7-day yield as of June 30, 2016.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	0.2%
Commodity Fund	0.1
Debt Fund	30.0
Equity Fund	52.0
Money Market Fund	17.7
Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)**
Net Assets	100.0%

**	Less than 0.05%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
EXCHANGE TRADED FUND — 47.7%
Debt Fund — 47.7%
AdvisorShares Sage Core Reserves ETF† (Cost $102,083,900)	1,025,000	$102,115,625
MONEY MARKET FUNDS — 2.9%
Fidelity Institutional Money Market Government Portfolio – Class III, 0.02%(a)	3,710,106	3,710,106
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 0.43%(a)	2,500,000	2,500,000
Total Money Market Funds (Cost $6,210,106)		6,210,106
Total Investments Before Securities Sold, Not Yet Purchased (Cost $108,294,006)		108,325,731
Securities Sold, Not Yet Purchased — (100.3)%
COMMON STOCKS — (100.3)%
Aerospace/Defense — (4.0)%
Rockwell Collins, Inc.	(50,000)	(4,257,000)
Triumph Group, Inc.	(120,000)	(4,260,000)
Total Aerospace/Defense		(8,517,000)
Apparel — (7.3)%
Gildan Activewear, Inc. (Canada)	(195,000)	(5,719,350)
Hanesbrands, Inc.	(305,000)	(7,664,650)
Under Armour, Inc., Class A*	(56,000)	(2,247,280)
Total Apparel		(15,631,280)
Auto Manufacturers — (1.0)%
Tesla Motors, Inc.*	(10,000)	(2,122,800)
Auto Parts & Equipment — (2.5)%
Cooper Tire & Rubber Co.	(178,500)	(5,322,870)
Banks — (4.8)%
Credit Suisse Group AG (Switzerland)(b)	(150,000)	(1,605,000)
Deutsche Bank AG (Germany)*	(311,200)	(4,272,776)
UMB Financial Corp.	(82,000)	(4,363,220)
Total Banks		(10,240,996)
Building Materials — (1.9)%
Trex Co., Inc.*	(89,600)	(4,024,832)
Commercial Services — (3.3)%
Paylocity Holding Corp.*	(162,500)	(7,020,000)
Computers — (7.4)%
Electronics For Imaging, Inc.*	(130,000)	(5,595,200)
EPAM Systems, Inc.*	(75,000)	(4,823,250)
Fleetmatics Group PLC*	(127,000)	(5,502,910)
Total Computers		(15,921,360)

Investments	Shares	Value
COMMON STOCKS (continued)
Cosmetics/Personal Care — (2.8)%
Coty, Inc., Class A	(229,000)	$(5,951,710)
Diversified Financial Services — (10.6)%
Ally Financial, Inc.*	(385,900)	(6,587,313)
Credit Acceptance Corp.*	(37,000)	(6,847,960)
OneMain Holdings, Inc.*	(223,000)	(5,088,860)
Santander Consumer USA Holdings, Inc.*	(400,000)	(4,132,000)
Total Diversified Financial Services		(22,656,133)
Electrical Components & Equipment — (3.0)%
AMETEK, Inc.	(141,000)	(6,518,430)
Energy – Alternate Sources — (2.8)%
First Solar, Inc.*	(125,000)	(6,060,000)
Engineering & Construction — (1.7)%
AECOM*	(118,000)	(3,748,860)
Hand/Machine Tools — (2.8)%
Snap-on, Inc.	(37,500)	(5,918,250)
Healthcare – Products — (4.3)%
Globus Medical, Inc., Class A*	(187,000)	(4,456,210)
Zeltiq Aesthetics, Inc.*	(177,000)	(4,837,410)
Total Healthcare – Products		(9,293,620)
Home Furnishings — (2.4)%
Tempur Sealy International, Inc.*	(93,250)	(5,158,590)
Internet — (6.0)%
Alibaba Group Holding Ltd. (China)*(b)	(75,000)	(5,964,750)
GrubHub, Inc.*	(117,500)	(3,650,725)
JD.Com, Inc. (China)*(b)	(150,000)	(3,184,500)
Total Internet		(12,799,975)
Leisure Time — (3.9)%
Harley-Davidson, Inc.	(185,000)	(8,380,500)
Media — (5.7)%
Houghton Mifflin Harcourt Co.*	(150,000)	(2,344,500)
Nexstar Broadcasting Group, Inc., Class A	(107,500)	(5,114,850)
TEGNA, Inc.	(200,000)	(4,634,000)
Total Media		(12,093,350)
Miscellaneous Manufacturing — (1.4)%
Donaldson Co., Inc.	(85,000)	(2,920,600)
Office/Business Equipment — (3.0)%
Canon, Inc. (Japan)(b)	(227,000)	(6,494,470)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Retail — (6.8)%
CarMax, Inc.*	(182,000)	$(8,923,460)
Signet Jewelers Ltd.	(68,500)	(5,645,085)
Total Retail		(14,568,545)
Semiconductors — (7.7)%
IPG Photonics Corp.*	(37,500)	(3,000,000)
M/A-COM Technology Solutions Holdings, Inc.*	(147,000)	(4,848,060)
Microsemi Corp.*	(111,000)	(3,627,480)
Teradyne, Inc.	(255,000)	(5,020,950)
Total Semiconductors		(16,496,490)
Software — (3.2)%
Cerner Corp.*	(116,000)	(6,797,600)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(216,519,614)]		(214,658,261)
Total Investments — (49.7)% (Cost $(108,225,608))		(106,332,530)
Other Assets in Excess of Liabilities — 149.7%		320,280,073
Net Assets — 100.0%		$213,947,543

ETF — Exchange Traded Fund

PLC — Public Limited Company

†	Affiliated Company.
*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2016.
(b)	American Depositary Receipt.

Cash of $237,602,919 has been segregated to cover margin requirement for open short sales as of June 30, 2016.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(4.0)%
Apparel	(7.3)
Auto Manufacturers	(1.0)
Auto Parts & Equipment	(2.5)
Banks	(4.8)
Building Materials	(1.9)
Commercial Services	(3.3)
Computers	(7.4)
Cosmetics/Personal Care	(2.8)
Debt Fund	47.7
Diversified Financial Services	(10.6)
Electrical Components & Equipment	(3.0)
Energy – Alternate Sources	(2.8)
Engineering & Construction	(1.7)
Hand/Machine Tools	(2.8)
Healthcare – Products	(4.3)
Home Furnishings	(2.4)
Internet	(6.0)
Leisure Time	(3.9)
Media	(5.7)
Miscellaneous Manufacturing	(1.4)
Office/Business Equipment	(3.0)
Retail	(6.8)
Semiconductors	(7.7)
Software	(3.2)
Money Market Fund	2.9
Total Investments	(49.7)
Other Assets in Excess of Liabilities	149.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS — 41.0%
Agriculture — 1.0%
Bunge Ltd. Finance Corp., 3.20%, 06/15/17	$1,050,000	$1,066,565
Auto Manufacturers — 2.9%
Ford Motor Credit Co. LLC, 1.50%, 01/17/17	1,065,000	1,066,195
General Motors Financial Co., Inc., 2.63%, 07/10/17	1,065,000	1,075,113
Toyota Motor Credit Corp., Series MTN, 1.25%, 10/05/17	1,060,000	1,064,514
Total Auto Manufacturers		3,205,822
Banks — 10.5%
Bank of America Corp., 5.75%, 08/15/16	1,040,000	1,044,969
Bank of America Corp., 5.63%, 10/14/16	575,000	582,555
Bank of New York Mellon Corp. (The), 2.30%, 07/28/16	340,000	340,339
BB&T Corp., Series MTN, 2.15%, 03/22/17	1,105,000	1,113,718
Capital One Financial Corp., 3.15%, 07/15/16	850,000	850,490
Citigroup, Inc., 1.35%, 03/10/17	1,390,000	1,391,728
Goldman Sachs Group, Inc. (The), Series FRN, 2.43%, 02/25/21@	1,365,000	1,393,698
JPMorgan Chase & Co., 2.00%, 08/15/17	530,000	535,026
JPMorgan Chase & Co., 2.15%, 03/01/21@	1,045,000	1,069,176
PNC Bank NA, Series BKTN, 4.88%, 09/21/17	298,000	309,722
PNC Funding Corp., 2.70%, 09/19/16	1,060,000	1,062,458
US Bancorp, Series MTN, 2.20%, 11/15/16	1,225,000	1,229,395
Wachovia Corp., 5.75%, 06/15/17	745,000	777,159
Total Banks		11,700,433
Beverages — 1.0%
Molson Coors Brewing Co., 2.00%, 05/01/17	1,090,000	1,095,750
Biotechnology — 0.9%
Amgen, Inc., 2.50%, 11/15/16	1,045,000	1,050,345
Chemicals — 1.4%
Eastman Chemical Co., 2.40%, 06/01/17	544,000	549,155
Sherwin-Williams Co. (The), 1.35%, 12/15/17	1,061,000	1,063,206
Total Chemicals		1,612,361

Investments	Principal	Value
CORPORATE BONDS (continued)
Diversified Financial Services — 1.8%
American Express Credit Corp., 1.15%, 07/29/16@	$525,000	$525,236
American Express Credit Corp., Series F, 1.71%, 09/14/20@	540,000	541,976
Synchrony Financial, 1.88%, 08/15/17	930,000	931,694
Total Diversified Financial Services		1,998,906
Electric — 1.0%
American Electric Power Co., Inc., 1.65%, 12/15/17	752,000	754,420
Southern Co. (The), 1.95%, 09/01/16	365,000	365,572
Total Electric		1,119,992
Environmental Control — 0.2%
Waste Management, Inc., 2.60%, 09/01/16	243,000	243,563
Food — 1.2%
Kroger Co. (The), 2.20%, 01/15/17	1,055,000	1,061,663
Kroger Co. (The), 6.40%, 08/15/17	275,000	291,039
Total Food		1,352,702
Insurance — 0.3%
Aflac, Inc., 2.65%, 02/15/17	380,000	384,200
Internet — 1.9%
Amazon.Com, Inc., 1.20%, 11/29/17	1,090,000	1,094,242
eBay, Inc., 1.35%, 07/15/17	1,065,000	1,067,308
Total Internet		2,161,550
Media — 1.4%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 03/15/17	495,000	499,271
Time Warner Cable, Inc., 5.85%, 05/01/17	1,030,000	1,066,446
Total Media		1,565,717
Oil & Gas — 3.4%
Chevron Corp., 1.10%, 12/05/17	1,065,000	1,066,970
ConocoPhillips Co., 1.05%, 12/15/17	1,075,000	1,068,748
Phillips 66, 2.95%, 05/01/17	1,050,000	1,065,586
Valero Energy Corp., 6.13%, 06/15/17	535,000	556,399
Total Oil & Gas		3,757,703

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Pharmaceuticals — 2.8%
AbbVie, Inc., 1.75%, 11/06/17	$1,055,000	$1,061,580
Actavis, Inc., 1.88%, 10/01/17	1,065,000	1,070,645
Cardinal Health, Inc., 1.90%, 06/15/17	1,030,000	1,037,596
Total Pharmaceuticals		3,169,821
Pipelines — 1.7%
Energy Transfer Partners LP, 6.13%, 02/15/17	170,000	174,419
Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	795,000	813,588
ONEOK Partners LP, 6.15%, 10/01/16	860,000	868,491
Total Pipelines		1,856,498
Real Estate Investment Trusts — 0.8%
HCP, Inc., 5.63%, 05/01/17	861,000	889,560
Retail — 2.8%
CVS Health Corp., 1.20%, 12/05/16	1,060,000	1,061,788
Macy's Retail Holdings, Inc., 5.90%, 12/01/16	984,000	1,004,364
Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	1,055,000	1,062,883
Total Retail		3,129,035
Semiconductors — 0.9%
Intel Corp., 1.35%, 12/15/17	1,055,000	1,061,480
Telecommunications — 2.2%
AT&T, Inc., 2.40%, 03/15/17	1,000,000	1,008,629
AT&T, Inc., 1.56%, 06/30/20@	350,000	348,832
Verizon Communications, Inc., 1.10%, 11/01/17	1,075,000	1,075,109
Total Telecommunications		2,432,570
Transportation — 0.9%
Ryder System, Inc., Series MTN, 2.50%, 03/01/17	1,000,000	1,006,841
Total Corporate Bonds (Cost $45,828,806)		45,861,414
ASSET BACKED SECURITIES — 23.6%
Diversified Financial Services — 23.6%
Ally Auto Receivables Trust, Class A3, Series 2014-1, 0.97%, 10/15/18	889,932	889,905
American Express Credit Account Master Trust, Class A, Series 2013-2, 0.86%, 05/17/21@	1,520,000	1,521,902
American Express Credit Account Master Trust, Class A, Series 2014-1, 0.81%, 12/15/21@	400,000	400,267

Investments	Principal	Value
ASSET BACKED SECURITIES
Diversified Financial Services
American Express Credit Account Secured Note Trust, Class A, Series 2012-4, 0.68%, 05/15/20@	$350,000	$350,270
AmeriCredit Automobile Receivables Trust, Class B, Series 2013-2, 1.19%, 05/08/18	44,582	44,575
BA Credit Card Trust, Class A, Series 2015-A1, 0.77%, 06/15/20@	1,610,000	1,612,410
BA Credit Card Trust, Class A11, Series 2007-A11, 0.51%, 12/15/19@	590,000	589,136
Cabela's Credit Card Master Note Trust, Class A1, Series 2012-1A, 1.63%, 02/18/20‡	700,000	702,484
Capital One Multi-Asset Execution Trust, Class A1, Series 2014-A1, 0.83%, 11/15/19@	1,225,000	1,225,608
Capital One Multi-Asset Execution Trust, Class A3, Series 2014-A3, 0.82%, 01/18/22@	400,000	400,036
Capital One Multi-Asset Execution Trust, Class A5, Series 2007-A5, 0.48%, 07/15/20@	525,000	523,489
CarMax Auto Owner Trust, Class A2B, Series 2015-4, 1.04%, 04/15/19@	949,731	951,510
CarMax Auto Owner Trust, Class A3, Series 2014-1, 0.79%, 10/15/18	171,570	171,300
Chase Issuance Trust, Class A, Series 2013-A9, 0.86%, 11/16/20@	400,000	400,322
Chase Issuance Trust, Class A1, Series 2014-A1, 1.15%, 01/15/19	1,075,000	1,077,251
Chase Issuance Trust, Class A3, Series 2013-A3, 0.72%, 04/15/20@	345,000	344,641
Chase Issuance Trust, Class A8, Series 2013-A8, 1.01%, 10/15/18	500,000	500,361
Citibank Credit Card Issuance Trust, Class A2, Series 2013-A2, 0.73%, 05/26/20@	600,000	600,616
Citibank Credit Card Issuance Trust, Class A3, Series 2013-A3, 1.11%, 07/23/18	1,065,000	1,065,312
Citibank Credit Card Issuance Trust, Class A4, Series 2013-A4, 0.87%, 07/24/20@	500,000	499,434
Citibank Credit Card Issuance Trust, Class A6, Series 2013-A6, 1.32%, 09/07/18	1,260,000	1,261,217

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Discover Card Execution Note Trust, Class A4, Series 2012-A4, 0.81%, 11/15/19@	$1,325,000	$1,327,132
Discover Card Execution Note Trust, Class A5, Series 2013-A5, 1.04%, 04/15/19	695,000	695,582
Fifth Third Auto Trust, Class A3, Series 2013-A, 0.61%, 09/15/17	15,442	15,437
Fifth Third Auto Trust, Class A3, Series 2014-2, 0.89%, 11/15/18	312,225	311,933
First National Master Note Trust, Class A, Series 2013-2, 0.97%, 10/15/19@	625,000	625,141
Ford Credit Auto Owner Trust, Class A3, Series 2014-B, 0.90%, 10/15/18	568,336	568,381
Ford Credit Floorplan Master Owner Trust A, Class A1, Series 2014-1, 1.20%, 02/15/19	850,000	852,261
Honda Auto Receivables Owner Trust, Class A2, Series 2015-3, 0.92%, 11/20/17	269,923	270,021
Honda Auto Receivables Owner Trust, Class A3, Series 2014-2, 0.77%, 03/19/18	196,788	196,707
Honda Auto Receivables Owner Trust, Class A3, Series 2014-3, 0.88%, 06/15/18	1,136,778	1,136,635
Hyundai Auto Receivables Trust, Class A2A, Series 2015-C, 0.99%, 11/15/18	715,259	715,339
Hyundai Auto Receivables Trust, Class B, Series 2013-A, 1.13%, 09/17/18	800,000	799,272
Nissan Auto Receivables Owner Trust, Class A2, Series 2015-A, 0.67%, 09/15/17	133,611	133,587
Nissan Auto Receivables Owner Trust, Class A2A, Series 2015-C, 0.87%, 11/15/18	674,624	674,589
Nissan Auto Receivables Owner Trust, Class A3, Series 2013-C, 0.67%, 08/15/18	166,304	166,129
Toyota Auto Receivables Owner Trust, Class A2A, Series 2016-A, 1.03%, 07/16/18	1,600,000	1,602,375
Toyota Auto Receivables Owner Trust, Class A3, Series 2013-B, 0.89%, 07/17/17	70,354	70,355
USAA Auto Owner Trust, Class B, Series 2014-1, 1.34%, 08/17/20	1,145,000	1,145,798
Total Asset Backed Securities (Cost $26,435,908)		26,438,720

Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 10.8%
Commercial Mortgage Backed Securities — 10.8%
Banc of America Commercial Mortgage Trust, Class AM, Series 2007-4, 6.00%, 02/10/51@	$425,000	$442,964
Bear Stearns Commercial Mortgage Securities Trust, Class A1A, Series 2007-PW16, 5.91%, 06/11/40@	308,170	318,229
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2006-T24, 5.54%, 10/12/41	170,403	170,920
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-T28, 5.74%, 09/11/42@	935,614	974,404
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW15, 5.33%, 02/11/44	714,182	727,180
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW17, 5.69%, 06/11/50@	795,109	821,830
CD Commercial Mortgage Trust, Class A4, Series 2007-CD4, 5.32%#	152,413	154,031
CFCRE Commercial Mortgage Trust, Class A2, Series 2011-C2, 3.06%, 12/15/47	65,847	66,101
COMM 2007-C9 Mortgage Trust, Class A4, Series 2007-C9, 6.01%, 12/10/49@	1,238,459	1,277,141
DBRR Trust, Class A, Series 2013-EZ3, 1.64%, 12/18/49@‡	78,603	79,057
DBUBS Mortgage Trust, Class A2, Series 2011-LC3A, 3.64%, 08/10/44	108,096	108,063
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2014-C02, 1.40%, 05/25/24@	256,970	255,283
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2014-C03, 1.65%, 07/25/24@	774,116	776,276
Fannie Mae Connecticut Avenue Securities, Class 2M1, Series 2015-C02, 1.65%, 05/25/25@	634,368	633,481
Federal Home Loan Mortgage Corporation, Class ED, Series 2010-3645, 2.50%, 12/15/20	823,137	837,416
Federal Home Loan Mortgage Corporation, Class M2, Series 2014-DN3, 2.85%, 08/25/24@	970,204	977,908

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
GS Mortgage Securities Trust, Class A4, Series 2006-GG8, 5.56%, 11/10/39	$185,993	$186,492
GS Mortgage Securities Trust, Class A2, Series 2011-GC5, 3.00%, 08/10/44	41,659	41,663
GS Mortgage Securities Trust, Class A2, Series 2012-GCJ7, 2.32%, 05/10/45	293,938	295,345
HILT Mortgage Trust, Class XEXT, Series 2014-ORL, 1.10%, 07/15/29@‡	6,598,125	6,186
LB-UBS Commercial Mortgage Trust, Class A3, Series 2006-C7, 5.35%, 11/15/38	211,382	211,821
Morgan Stanley Capital I Trust, Class A1A, Series 2007-T27, 5.82%, 06/11/42@	572,687	592,078
Morgan Stanley Capital I Trust, Class A4, Series 2007-T27, 5.82%, 06/11/42@	1,010,933	1,044,934
Morgan Stanley Capital I Trust, Class A4, Series 2006-IQ12, 5.33%, 12/15/43	87,013	87,256
Morgan Stanley Capital I Trust, Class A3, Series 2007-T25, 5.51%, 11/12/49@	256,771	258,599
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ16, 5.81%, 12/12/49	248,618	258,214
Wachovia Bank Commercial Mortgage Trust, Class A4FL, Series 2006-C28, 0.60%, 10/15/48@‡	220,209	219,652
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2006-C29, 5.31%, 11/15/48	235,700	236,749
WFRBS Commercial Mortgage Trust, Class A2, Series 2011-C4, 3.45%, 06/15/44‡	9,920	9,916
Total Mortgage Backed Securities (Cost $12,063,452)		12,069,189
FOREIGN BONDS — 10.4%
Auto Manufacturers — 0.9%
American Honda Finance Corp., 1.13%, 10/07/16 (Japan)	1,065,000	1,066,153
Banks — 1.3%
Deutsche Bank AG/London, Series 3FXD, 1.40%, 02/13/17 (Germany)	1,070,000	1,067,167
Royal Bank of Canada, Series G, 1.12%, 09/09/16 (Canada)@	350,000	350,295
Total Banks		1,417,462

Investments	Principal	Value
FOREIGN BONDS (continued)
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc., 0.82%, 01/27/17 (Belgium)@	$450,000	$449,998
Diversified Financial Services — 1.0%
Nomura Holdings, Inc., Series MTN, 2.00%, 09/13/16 (Japan)	795,000	796,410
Nomura Holdings, Inc., 2.11%, 09/13/16 (Japan)@	285,000	285,647
Total Diversified Financial Services		1,082,057
Mining — 1.8%
BHP Billiton Finance USA Ltd., 1.88%, 11/21/16 (Australia)	1,055,000	1,057,897
Rio Tinto Finance USA PLC, 2.00%, 03/22/17 (United Kingdom)	1,000,000	1,005,814
Total Mining		2,063,711
Oil & Gas — 3.1%
BP Capital Markets PLC, 1.85%, 05/05/17 (United Kingdom)	1,000,000	1,005,779
Petroleos Mexicanos, 3.50%, 01/30/23 (Mexico)	385,000	363,478
Shell International Finance BV, 1.13%, 08/21/17 (Netherlands)	1,060,000	1,063,385
Total Capital International SA, 1.55%, 06/28/17 (France)	1,000,000	1,005,344
Total Oil & Gas		3,437,986
Sovereign — 0.9%
Mexico Government International Bond, 5.63%, 01/15/17 (Mexico)	1,000,000	1,025,750
Telecommunications — 1.0%
Vodafone Group PLC, 1.63%, 03/20/17 (United Kingdom)	1,065,000	1,068,244
Total Foreign Bonds (Cost $11,618,493)		11,611,361
U.S. TREASURY NOTES — 10.2%
U.S. Treasury Note, 0.63%, 10/15/16	6,145,000	6,150,070
U.S. Treasury Note, 0.50%, 03/31/17	5,340,000	5,341,068
Total U.S. Treasury Notes (Cost $11,488,930)		11,491,138
MUNICIPAL BONDS — 1.8%
Bulloch County Development Authority, 3.00%, 08/01/16	50,000	50,099
City of Houston TX Airport System Revenue, 1.30%, 01/01/17	50,000	50,187
County of Harris TX, Series D, 1.06%, 08/15/16	90,000	90,074

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
MUNICIPAL BONDS (continued)
County of Orange CA, Series A, 1.25%, 09/01/16(a)	$200,000	$199,456
County of Warren OH, 3.00%, 07/01/16	150,000	150,000
Fairlake Metropolitan District, 4.00%, 12/01/16	105,000	106,390
Grady County School Finance Authority, 4.82%, 09/01/16	75,000	75,324
Grossmont Union High School District, Series B, 2.57%, 08/01/16	75,000	75,106
Hobart Building Corp., 6.50%, 07/15/16	60,000	60,136
Kentucky State Property & Building Commission, 4.44%, 11/01/16	50,000	50,550
Laredo Community College District, 4.00%, 08/01/16	50,000	50,147
Maine Municipal Bond Bank, 4.00%, 09/01/16	50,000	50,274
Maricopa County Unified School District No 48 Scottsdale, Series B, 4.75%, 07/01/23	100,000	100,000
Massachusetts Educational Financing Authority, 5.00%, 01/01/17	50,000	50,739
Michigan Finance Authority, Series A, 5.00%, 05/01/17	290,000	299,730
New Jersey Health Care Facilities Financing Authority, 4.00%, 07/01/16	50,000	50,000
San Bernardino County Financing Authority, 1.25%, 08/01/16(a)	65,000	64,919
Sedona-Oak Creek Joint Unified School District No 9, 5.15%, 07/01/16	160,000	160,000
South Carolina State Public Service Authority, 5.04%, 01/01/17	50,000	51,113
State Board of Administration Finance Corp., Series A, 1.30%, 07/01/16	55,000	55,000
Wayne Township School Building Corp./Marion County IN, 2.00%, 07/15/16	100,000	100,062
Wisconsin Health & Educational Facilities Authority, Series A, 4.25%, 12/01/16	45,000	45,669
Wisconsin Health & Educational Facilities Authority, Series A, 4.25%, 12/01/16	5,000	5,073
Total Municipal Bonds (Cost $1,989,164)		1,990,048
U.S. TREASURY BILL — 0.1%
U.S. Treasury Bill, 0.42%, 09/15/16(a) (Cost $99,913)	100,000	99,958

Investments	Shares	Value
MONEY MARKET FUND — 2.5%
JP Morgan US Government Money Market Fund – Institutional Class, 0.27%(b) (Cost $2,750,460)	2,750,460	$2,750,460
Total Investments — 100.4% (Cost $112,275,126)		112,312,288
Liabilities in Excess of Other Assets — (0.4)%		(449,864)
Net Assets — 100.0%		$111,862,424

LP — Limited Partnership

PLC — Public Limited Company

#	Perpetual security with no stated maturity date.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2016.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	1.0%
Auto Manufacturers	3.8
Banks	11.8
Beverages	1.4
Biotechnology	0.9
Chemicals	1.4
Commercial Mortgage Backed Securities	10.8
Diversified Financial Services	26.4
Electric	1.0
Environmental Control	0.2
Food	1.2
Insurance	0.3
Internet	1.9
Media	1.4
Mining	1.8
Municipal Bonds	1.8
Oil & Gas	6.5
Pharmaceuticals	2.8
Pipelines	1.7
Real Estate Investment Trusts	0.8
Retail	2.8
Semiconductors	0.9
Sovereign	11.2
Telecommunications	3.2
Transportation	0.9
Money Market Fund	2.5
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments

June 30, 2016

Investments	Shares/ Contracts	Value
EXCHANGE TRADED FUNDS — 94.5%
Asset Allocation Fund — 2.0%
SPDR Barclays Convertible Securities ETF	8,040	$352,473
Debt Fund — 15.3%
PowerShares Fundamental High Yield Corporate Bond Portfolio	47,813	879,759
SPDR Doubleline Total Return Tactical ETF(a)	17,469	872,053
Vanguard Intermediate-Term Bond ETF(a)	10,215	899,635
Total Debt Fund		2,651,447
Equity Fund — 77.2%
iShares MSCI EAFE ETF	21,746	1,213,644
iShares MSCI Emerging Markets ETF	21,144	726,508
SPDR S&P 500 ETF Trust	52,121	10,920,913
Vanguard REIT ETF	6,510	577,242
Total Equity Fund		13,438,307
Total Exchange Traded Funds (Cost $15,846,246)		16,442,227
MONEY MARKET FUND — 5.0%
BlackRock Liquidity Funds-T-Fund Portfolio – Institutional Class, 0.24%(b) (Cost $873,979)	873,979	873,979
PURCHASED PUT OPTION — 0.5%
SPDR S&P 500 ETF Trust, Option expiring 09/16/16, Strike Price $206.00 (Cost $101,409)	166	77,771
Total Investments Before Written Options — 100.0% (Cost $16,821,634)		17,393,977
WRITTEN CALL OPTIONS — (0.1)%
iShares MSCI EAFE ETF, expiring 07/15/16, Strike Price $59.50	(117)	(409)
iShares MSCI Emerging Markets ETF, expiring 07/15/16, Strike Price $35.50	(114)	(1,653)
SPDR S&P 500 ETF Trust, expiring 07/15/16, Strike Price $213.00	(281)	(13,910)
Total Written Call Options [Premiums Received $(37,313)]		(15,972)
Total Written Options — (0.1)% [Premiums Received $(37,313)]		(15,972)
Total Investments — 99.9% (Cost $16,784,321)		17,378,005
Other Assets in Excess of Liabilities — 0.1%		21,926
Net Assets — 100.0%		$17,399,931

ETF — Exchange Traded Fund

(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $1,112,768 which includes cash in the amount of $313 as of June 30, 2016.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	2.0%
Debt Fund	15.3
Equity Fund	77.2
Purchased Put Option	0.5
Written Call Options	(0.1)
Money Market Fund	5.0
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
COMMON STOCKS — 99.6%
Aerospace/Defense — 1.8%
Curtiss-Wright Corp.	19,090	$1,608,332
Spirit Aerosystems Holdings, Inc., Class A*	29,395	1,263,985
Total Aerospace/Defense		2,872,317
Agriculture — 1.2%
Altria Group, Inc.	26,513	1,828,336
Airlines — 2.3%
Alaska Air Group, Inc.(a)	20,105	1,171,920
Delta Air Lines, Inc.	32,607	1,187,873
United Continental Holdings, Inc.*	30,240	1,241,050
Total Airlines		3,600,843
Apparel — 3.0%
Columbia Sportswear Co.	26,967	1,551,681
Michael Kors Holdings Ltd.*	33,349	1,650,109
Steven Madden Ltd.*	40,494	1,384,085
Total Apparel		4,585,875
Auto Manufacturers — 0.9%
Wabash National Corp.*(a)	111,104	1,411,021
Auto Parts & Equipment — 2.8%
Cooper Tire & Rubber Co.	46,592	1,389,373
Lear Corp.	14,627	1,488,444
Tenneco, Inc.*(a)	29,929	1,394,991
Total Auto Parts & Equipment		4,272,808
Biotechnology — 1.9%
Amgen, Inc.	10,362	1,576,578
United Therapeutics Corp.*	12,376	1,310,866
Total Biotechnology		2,887,444
Chemicals — 2.7%
LyondellBasell Industries NV, Class A	17,022	1,266,777
PPG Industries, Inc.	15,737	1,639,009
Westlake Chemical Corp.	30,284	1,299,789
Total Chemicals		4,205,575
Commercial Services — 5.9%
Deluxe Corp.	24,105	1,599,849
Gartner, Inc.*	17,550	1,709,546
Moody's Corp.	14,506	1,359,357
Quanta Services, Inc.*	65,135	1,505,921
Robert Half International, Inc.	35,447	1,352,658
Rollins, Inc.	56,175	1,644,242
Total Commercial Services		9,171,573
Computers — 2.9%
Amdocs Ltd.	26,549	1,532,409
Apple, Inc.	14,887	1,423,197

Investments	Shares	Value
COMMON STOCKS (continued)
Computers (continued)
Brocade Communications Systems, Inc.	171,945	$1,578,455
Total Computers		4,534,061
Diversified Financial Services — 6.3%
CBOE Holdings, Inc.	22,121	1,473,701
Eaton Vance Corp.(a)	43,064	1,521,882
Evercore Partners, Inc., Class A	30,734	1,358,136
Franklin Resources, Inc.	38,452	1,283,143
Nationstar Mortgage Holdings, Inc.*(a)	116,655	1,313,535
T. Rowe Price Group, Inc.	20,899	1,525,000
WisdomTree Investments, Inc.(a)	140,491	1,375,407
Total Diversified Financial Services		9,850,804
Electronics — 2.0%
Avnet, Inc.	35,404	1,434,216
Waters Corp.*	12,191	1,714,664
Total Electronics		3,148,880
Engineering & Construction — 1.0%
EMCOR Group, Inc.	32,343	1,593,216
Food — 4.5%
Hershey Co. (The)	17,646	2,002,644
Pilgrim's Pride Corp.(a)	66,232	1,687,591
Sysco Corp.	34,005	1,725,414
Tyson Foods, Inc., Class A	24,754	1,653,320
Total Food		7,068,969
Healthcare – Products — 0.7%
Bruker Corp.	50,761	1,154,305
Healthcare – Services — 1.0%
Universal Health Services, Inc., Class B	11,337	1,520,292
Home Builders — 1.1%
NVR, Inc.*	931	1,657,496
Home Furnishings — 0.9%
iRobot Corp.*	40,320	1,414,426
Internet — 1.1%
VeriSign, Inc.*(a)	19,913	1,721,678
Iron/Steel — 2.2%
Commercial Metals Co.	91,661	1,549,071
Worthington Industries, Inc.	43,543	1,841,869
Total Iron/Steel		3,390,940
Lodging — 1.8%
Las Vegas Sands Corp.	33,192	1,443,520
Marriott International, Inc., Class A(a)	21,100	1,402,306
Total Lodging		2,845,826

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Machinery – Diversified — 3.1%
AGCO Corp.(a)	26,880	$1,266,855
BWX Technologies, Inc.	49,820	1,782,061
Cognex Corp.	42,029	1,811,450
Total Machinery — Diversified		4,860,366
Media — 1.9%
Sirius XM Holdings, Inc.*(a)	407,304	1,608,851
Twenty-First Century Fox, Inc., Class A	52,082	1,408,818
Total Media		3,017,669
Metal Fabricate/Hardware — 0.9%
Timken Co. (The)	46,007	1,410,575
Miscellaneous Manufacturing — 3.1%
Carlisle Cos., Inc.	16,481	1,741,712
Illinois Tool Works, Inc.	14,610	1,521,777
Parker-Hannifin Corp.	14,636	1,581,420
Total Miscellaneous Manufacturing		4,844,909
Office Furnishings — 0.9%
Steelcase, Inc., Class A	102,413	1,389,744
Oil & Gas — 0.9%
Tesoro Corp.	18,222	1,365,192
Oil & Gas Services — 1.8%
FMC Technologies, Inc.*	50,107	1,336,354
National Oilwell Varco, Inc.(a)	44,001	1,480,633
Total Oil & Gas Services		2,816,987
Packaging & Containers — 2.1%
Packaging Corp. of America	24,137	1,615,489
Silgan Holdings, Inc.	30,638	1,576,632
Total Packaging & Containers		3,192,121
Pharmaceuticals — 2.0%
AmerisourceBergen Corp.	20,073	1,592,191
Jazz Pharmaceuticals PLC*	10,391	1,468,352
Total Pharmaceuticals		3,060,543
Retail — 11.3%
AutoZone, Inc.*	1,962	1,557,514
Chico's FAS, Inc.(a)	112,378	1,203,568
Children's Place, Inc. (The)	21,820	1,749,528
Copart, Inc.*(a)	39,097	1,916,144
Dollar General Corp.	20,104	1,889,776
Domino's Pizza, Inc.	12,718	1,670,891
Gap, Inc. (The)	63,298	1,343,183
Krispy Kreme Doughnuts, Inc.*	72,975	1,529,556
Ross Stores, Inc.	28,954	1,641,402
Target Corp.	19,702	1,375,594
Wal-Mart Stores, Inc.	22,400	1,635,648
Total Retail		17,512,804

Investments	Shares	Value
COMMON STOCKS (continued)
Semiconductors — 7.4%
Applied Materials, Inc.	69,888	$1,675,215
Cirrus Logic, Inc.*	46,592	1,807,304
QUALCOMM, Inc.	27,008	1,446,819
Skyworks Solutions, Inc.	23,790	1,505,431
Tessera Technologies, Inc.	47,000	1,440,080
Texas Instruments, Inc.	29,944	1,875,992
Xilinx, Inc.	37,464	1,728,214
Total Semiconductors		11,479,055
Shipbuilding — 1.2%
Huntington Ingalls Industries, Inc.	10,920	1,834,888
Software — 7.5%
Aspen Technology, Inc.*(a)	37,828	1,522,199
Broadridge Financial Solutions, Inc.	26,628	1,736,146
CA, Inc.	49,110	1,612,281
CDK Global, Inc.	31,400	1,742,386
Citrix Systems, Inc.*	20,816	1,667,153
Jack Henry & Associates, Inc.	20,050	1,749,764
Oracle Corp.	40,599	1,661,717
Total Software		11,691,646
Telecommunications — 3.3%
InterDigital, Inc.	27,950	1,556,256
Ubiquiti Networks, Inc.*(a)	44,230	1,709,932
Verizon Communications, Inc.	32,922	1,838,364
Total Telecommunications		5,104,552
Transportation — 3.2%
Expeditors International of Washington, Inc.	31,800	1,559,472
Landstar System, Inc.	25,246	1,733,390
United Parcel Service, Inc., Class B	15,830	1,705,208
Total Transportation		4,998,070
Trucking & Leasing — 1.0%
Greenbrier Cos., Inc. (The)(a)	55,415	1,614,239
Total Common Stocks (Cost $157,234,130)		154,930,045
MONEY MARKET FUND — 0.4%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.25%(b) (Cost $658,596)	658,596	658,596

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
REPURCHASE AGREEMENTS — 8.6%(c)
Citibank NA, dated 06/30/16, due 07/01/16, 0.44%, total to be received $1,332,977, (collateralized by various U.S. Government Agency Obligations, 1.38% – 9.00%, 10/20/18 – 01/20/46, totaling $1,353,208)	$1,332,961	$1,332,961
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $1,999,466, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $2,034,523)	1,999,442	1,999,442
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $3,102,511, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $3,154,649)	3,102,468	3,102,468
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $3,102,506, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $3,155,043)	3,102,468	3,102,468
Mizuho Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.45%, total to be received $689,692, (collateralized by various U.S. Government Agency Obligations, 1.00% – 8.00%, 06/01/22 – 11/20/45, totaling $701,618)	689,683	689,683
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $3,102,504, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $3,155,346)	3,102,468	3,102,468
Total Repurchase Agreements (Cost $13,329,490)		13,329,490
Total Investments — 108.6% (Cost $171,222,216)		168,918,131
Liabilities in Excess of Other Assets — (8.6)%		(13,348,137)
Net Assets — 100.0%		$155,569,994

PLC — Public Limited Company

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $15,089,003; the aggregate market value of the collateral held by the fund is $15,447,936. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,118,446.
(b)	Rate shown reflects the 7-day yield as of June 30, 2016.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	1.8%
Agriculture	1.2
Airlines	2.3
Apparel	3.0
Auto Manufacturers	0.9
Auto Parts & Equipment	2.8
Biotechnology	1.9
Chemicals	2.7
Commercial Services	5.9
Computers	2.9
Diversified Financial Services	6.3
Electronics	2.0
Engineering & Construction	1.0
Food	4.5
Healthcare – Products	0.7
Healthcare – Services	1.0
Home Builders	1.1
Home Furnishings	0.9
Internet	1.1
Iron/Steel	2.2
Lodging	1.8
Machinery – Diversified	3.1
Media	1.9
Metal Fabricate/Hardware	0.9
Miscellaneous Manufacturing	3.1
Office Furnishings	0.9
Oil & Gas	0.9
Oil & Gas Services	1.8
Packaging & Containers	2.1
Pharmaceuticals	2.0
Retail	11.3
Semiconductors	7.4
Shipbuilding	1.2
Software	7.5
Telecommunications	3.3
Transportation	3.2
Trucking & Leasing	1.0
Money Market Fund	0.4
Repurchase Agreements	8.6
Total Investments	108.6
Liabilities in Excess of Other Assets	(8.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
COMMON STOCKS — 94.5%
Apparel — 4.4%
Hermes International (France)(a)(b)	8,220	$309,730
LVMH Moet Hennessy Louis Vuitton SE (France)(b)	10,979	333,103
Total Apparel		642,833
Banks — 3.1%
HDFC Bank Ltd. (India)(b)	6,904	458,080
Biotechnology — 4.8%
CSL Ltd. (Australia)(b)	16,810	703,751
Chemicals — 3.4%
Novozymes A/S (Denmark)(b)	10,485	503,857
Commercial Services — 7.2%
Experian PLC (Ireland)(a)(b)	29,738	565,022
SGS SA (Switzerland)(b)	21,281	486,909
Total Commercial Services		1,051,931
Computers — 1.9%
Accenture PLC, Class A	2,470	279,826
Diversified Financial Services — 1.7%
Lazard Ltd., Class A	8,372	249,318
Food — 8.5%
Chr. Hansen Holding A/S (Denmark)(b)	12,343	407,566
Nestle SA (Switzerland)(b)	8,461	654,120
Shoprite Holdings Ltd. (South Africa)(a)(b)	16,145	181,889
Total Food		1,243,575
Food Service — 3.2%
Compass Group PLC (United Kingdom)(b)	24,671	471,216
Healthcare – Products — 8.0%
Coloplast A/S (Denmark)(b)	61,688	462,043
Essilor International SA (France)(b)	6,632	439,271
Sysmex Corp. (Japan)(b)	8,055	273,548
Total Healthcare — Products		1,174,862
Healthcare – Services — 3.0%
ICON PLC*	6,189	433,292
Household Products/Wares — 5.4%
Reckitt Benckiser Group PLC (United Kingdom)(b)	38,688	786,140
Insurance — 4.9%
Chubb Ltd.	5,434	710,278

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Internet — 9.4%
Ctrip.com International Ltd. (China)*(a)(b)	10,273	$423,247
Tencent Holdings Ltd. (China)(b)	26,346	605,168
Yandex N.V., Class A (Russia)*	16,229	354,604
Total Internet		1,383,019
Machinery – Diversified — 2.5%
FANUC Corp. (Japan)(b)	13,836	373,295
Oil & Gas Services — 3.7%
Core Laboratories N.V.(a)	4,362	540,408
Pharmaceuticals — 4.1%
Novo Nordisk A/S (Denmark)(b)	11,083	596,044
Retail — 3.2%
Industria de Diseno Textil SA (Spain)(b)	13,632	227,109
Wal-Mart de Mexico SAB de CV (Mexico)(b)	10,207	245,427
Total Retail		472,536
Semiconductors — 8.4%
ARM Holdings PLC (United Kingdom)(a)(b)	9,969	453,689
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(b)	29,420	771,687
Total Semiconductors		1,225,376
Transportation — 3.7%
Canadian Pacific Railway Ltd. (Canada)	4,165	536,410
Total Common Stocks (Cost $12,572,151)		13,836,047
MONEY MARKET FUND — 5.3%
Invesco Government & Agency Portfolio – Private Investment Class, 0.11%(c) (Cost $780,175)	780,175	780,175
REPURCHASE AGREEMENTS — 12.8%(d)
Citibank NA, dated 06/30/16, due 07/01/16, 0.44%, total to be received $188,382, (collateralized by various U.S. Government Agency Obligations, 1.38% – 9.00%, 10/20/18 – 01/20/46, totaling $191,241)	$188,380	188,380
Citigroup Global Markets, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $282,574, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 04/30/17 – 03/15/57, totaling $287,529)	282,571	282,571

See accompanying Notes to Financial Statements.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2016

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/16, due 07/01/16, 0.50%, total to be received $438,463, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/07/16 – 02/01/49, totaling $445,831)	$438,457	$438,457
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/16, due 07/01/16, 0.44%, total to be received $438,462, (collateralized by various U.S. Government Agency Obligations, 4.00%, 03/20/46 – 05/20/46, totaling $445,887)	438,457	438,457
Mizuho Securities USA, Inc., dated 06/30/16, due 07/01/16, 0.45%, total to be received $97,466, (collateralized by various U.S. Government Agency Obligations, 1.00% – 8.00%, 06/01/22 – 11/20/45, totaling $99,152)	97,465	97,465
Nomura Securities International, Inc., dated 06/30/16, due 07/01/16, 0.42%, total to be received $438,462, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 12/01/16 – 02/20/66, totaling $445,930)	438,457	438,457
Total Repurchase Agreements (Cost $1,883,787)		1,883,787
Total Investments — 112.6% (Cost $15,236,113)		16,500,009
Liabilities in Excess of Other Assets — (12.6)%		(1,852,026)
Net Assets — 100.0%		$14,647,983

PLC — Public Limited Company

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,837,798; the aggregate market value of the collateral held by the fund is $1,883,787.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2016.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	4.4%
Banks	3.1
Biotechnology	4.8
Chemicals	3.4
Commercial Services	7.2
Computers	1.9
Diversified Financial Services	1.7
Food	8.5
Food Service	3.2
Healthcare – Products	8.0
Healthcare – Services	3.0
Household Products/Wares	5.4
Insurance	4.9
Internet	9.4
Machinery – Diversified	2.5
Oil & Gas Services	3.7
Pharmaceuticals	4.1
Retail	3.2
Semiconductors	8.4
Transportation	3.7
Money Market Fund	5.3
Repurchase Agreements	12.8
Total Investments	112.6
Liabilities in Excess of Other Assets	(12.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES YIELDPRO ETF
Schedule of Investments

June 30, 2016

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.9%
Debt Fund — 98.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	22,008	$2,701,042
iShares National Muni Bond ETF	24,484	2,789,707
SPDR Barclays Short Term Corporate Bond ETF	106,240	3,270,067
VanEck Vectors AMT-Free Intermediate Municipal Index ETF	112,729	2,800,188
Vanguard Short-Term Bond ETF	40,653	3,295,332
Vanguard Short-Term Corporate Bond ETF	40,738	3,293,260
Total Exchange Traded Funds (Cost $17,845,955)		18,149,596
MONEY MARKET FUND — 1.3%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.25%(a) (Cost $238,136)	238,136	238,136
Total Investments — 100.2% (Cost $18,084,091)		18,387,732
Liabilities in Excess of Other Assets — (0.2)%		(42,670)
Net Assets — 100.0%		$18,345,062

ETF — Exchange Traded Fund

(a)	Rate shown reflects the 7-day yield as of June 30, 2016.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	98.9%
Money Market Fund	1.3
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2016

	AdvisorShares Athena High Dividend ETF	AdvisorShares EquityPro ETF	AdvisorShares Gartman Gold/ Euro ETF (Consolidated)
ASSETS
Investments, at Cost	$7,150,192	$23,369,170	$13,052,990
Investments in Affiliates, at Cost (Note 9)	—	—	—
Repurchase Agreements, at Cost (Note 3)	878,514	6,446,087	—
Total Cost of Investments	8,028,706	29,815,257	13,052,990
Investments, at Market Value (including securities on loan) (Note 3)(a)	7,506,879	23,798,569	13,052,990
Investments in Affiliates, at Market Value (Note 9)	—	—	—
Repurchase Agreements, at Market Value (Note 3)	878,514	6,446,087	—
Total Market Value of Investments	8,385,393	30,244,656	13,052,990
Cash	—	—	—
Cash collateral held at brokers	—	—	7,690,442
Dividends and Interest Receivable	37,573	38,139	89
Receivable from Securities Sold	—	—	—
Capital Shares Receivable	—	—	1,726,575
Reclaim Receivable	412	—	—
Prepaid Expenses	6,077	11,276	9,796
Total Assets	8,429,455	30,294,071	22,479,892
LIABILITIES
Cash collateral for securities on loan(b)	878,514	6,446,087	—
Advisory Fees Payable	2,926	20,762	5,110
Trustee Fees Payable	—	40	161
CCO Fees Payable	250	40	256
Payable to Global Echo Foundation	—	—	—
Accrued Expenses	34,913	49,076	41,536
Total Liabilities	916,603	6,516,005	47,063
NET ASSETS	$7,512,852	$23,778,066	$22,432,829
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$11,794,162	$26,796,875	$20,153,864
Undistributed (Accumulated) Net Investment Income (Loss)	25,605	77,436	(92,253)
Undistributed (Accumulated) Net Loss on investments, swaps, short sales, foreign currency transactions, futures, and options written	(4,663,602)	(3,525,644)	525,533
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	356,687	429,399	1,845,685
NET ASSETS	$7,512,852	$23,778,066	$22,432,829
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	450,000	875,000	1,625,000
Net Asset Value (NAV) Per Share	$16.70	$27.17	$13.80
(a) Market value of securities on loan	$1,196,668	$6,311,838	$—
(b) Non-cash collateral for securities on loan	$346,977	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2016

	AdvisorShares Gartman Gold/Yen ETF (Consolidated)	AdvisorShares Global Echo ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF
ASSETS
Investments, at Cost	$16,490,603	$5,510,330	$26,956,682	$18,794,516	$15,567,625
Investments in Affiliates, at Cost (Note 9)	—	—	—	1,544,873	—
Repurchase Agreements, at Cost (Note 3)	—	60,501	1,134,488	1,226,958	2,703,714
Total Cost of Investments	16,490,603	5,570,831	28,091,170	21,566,347	18,271,339
Investments, at Market Value (including securities on loan) (Note 3)(a)	16,490,603	5,779,602	27,477,743	18,891,211	14,646,751
Investments in Affiliates, at Market Value (Note 9)	—	—	—	1,631,570	—
Repurchase Agreements, at Market Value (Note 3)	—	60,501	1,134,488	1,226,958	2,703,714
Total Market Value of Investments	16,490,603	5,840,103	28,612,231	21,749,739	17,350,465
Cash	—	198,090	—	—	17
Cash collateral held at brokers	7,801,541	—	—	—	—
Dividends and Interest Receivable	153	17,561	29,143	6,710	48,264
Receivable from Securities Sold	—	14,436	—	—	—
Capital Shares Receivable	—	—	—	—	—
Reclaim Receivable	—	—	—	—	12,215
Prepaid Expenses	8,922	—	11,869	11,616	11,393
Total Assets	24,301,219	6,070,190	28,653,243	21,768,065	17,422,354
LIABILITIES
Cash collateral for securities on loan(b)	—	60,501	1,134,488	1,226,958	2,703,714
Advisory Fees Payable	10,928	5,434	24,619	11,058	11,035
Trustee Fees Payable	—	—	41	41	—
CCO Fees Payable	191	—	107	56	77
Payable to Global Echo Foundation	—	1,976	—	—	—
Accrued Expenses	41,219	—	48,688	42,320	45,161
Total Liabilities	52,338	67,911	1,207,943	1,280,433	2,759,987
NET ASSETS	$24,248,881	$6,002,279	$27,445,300	$20,487,632	$14,662,367
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$24,193,494	$5,981,964	$30,263,205	$21,156,198	$21,851,388
Undistributed (Accumulated) Net Investment Income (Loss)	(120,077)	391	81,164	3,762	208,404
Undistributed (Accumulated) Net Loss on investments, swaps, short sales, foreign currency transactions, futures, and options written	(999,832)	(249,348)	(3,420,130)	(855,720)	(6,476,551)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	1,175,296	269,272	521,061	183,392	(920,874)
NET ASSETS	$24,248,881	$6,002,279	$27,445,300	$20,487,632	$14,662,367
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,025,000	100,000	675,000	800,000	650,000
Net Asset Value (NAV) Per Share	$11.97	$60.02	$40.66	$25.61	$22.56
(a) Market value of securities on loan	$—	$126,223	$1,532,371	$1,179,476	$2,637,176
(b) Non-cash collateral for securities on loan	$—	$68,757	$434,451	$—	$33,534

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2016

	AdvisorShares Market Adaptive Unconstrained Income ETF(1)	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Morgan Creek Global Tactical ETF
ASSETS
Investments, at Cost	$1,959,622	$31,504,111	$7,332,607
Investments in Affiliates, at Cost (Note 9)	—	—	—
Repurchase Agreements, at Cost (Note 3)	—	408,423	1,487,324
Total Cost of Investments	1,959,622	31,912,534	8,819,931
Investments, at Market Value (including securities on loan) (Note 3)(a)	1,980,395	31,936,580	7,643,761
Investments in Affiliates, at Market Value (Note 9)	—	—	—
Repurchase Agreements, at Market Value (Note 3)	—	408,423	1,487,324
Total Market Value of Investments	1,980,395	32,345,003	9,131,085
Cash	—	377,503	—
Cash collateral held at brokers	—	—	—
Dividends and Interest Receivable	54	2,440	2,126
Receivable from Securities Sold	294,135	—	—
Capital Shares Receivable	—	—	—
Reclaim Receivable	—	—	—
Due from Investment Advisor	7,927	—	—
Prepaid CCO Fees	—	—	—
Prepaid Expenses	21,762	11,299	10,851
Total Assets	2,304,273	32,736,245	9,144,062
LIABILITIES
Unrealized Depreciation on Swaps Contracts	—	—	—
Interest Payable	—	—	—
Cash collateral for securities on loan(b)	—	408,423	1,487,324
Advisory Fees Payable	—	14,881	8,456
Trustee Fees Payable	—	41	160
Securities sold, not yet purchased(c)	—	—	—
Payable for Securities Purchased	1,103,075	13,635,371	—
Capital Shares Payable	—	—	—
CCO Fees Payable	72	61	79
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—
Accrued Expenses	32,565	38,215	46,428
Total Liabilities	1,135,712	14,096,992	1,542,447
NET ASSETS	$1,168,561	$18,639,253	$7,601,615
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$1,342,697	$21,664,919	$27,502,203
Undistributed (Accumulated) Net Investment Income (Loss)	(45,657)	(45,073)	(47,654)
Undistributed (Accumulated) Net Loss on investments, swaps, short sales, foreign currency transactions, futures, and options written	(149,252)	(3,413,062)	(20,164,088)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	20,773	432,469	311,154
NET ASSETS	$1,168,561	$18,639,253	$7,601,615
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	50,000	700,000	325,000
Net Asset Value (NAV) Per Share	$23.37	$26.63	$23.39
(a) Market value of securities on loan	$—	$399,394	$1,455,258
(b) Non-cash collateral for securities on loan	$—	$—	$—
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—

(1)	Formerly known as, AdvisorShares Sunrise Global Multi-Strategy ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2016

	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Peritus High Yield ETF	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF
ASSETS
Investments, at Cost	$264,918,608	$27,144,678	$224,395,805	$4,943,634	$6,210,106
Investments in Affiliates, at Cost (Note 9)	—	—	—	280,000	102,083,900
Repurchase Agreements, at Cost (Note 3)	3,648,287	148,908	28,626,133	—	—
Total Cost of Investments	268,566,895	27,293,586	253,021,938	5,223,634	108,294,006
Investments, at Market Value (including securities on loan) (Note 3)(a)	263,943,000	26,726,736	197,866,033	5,062,380	6,210,106
Investments in Affiliates, at Market Value (Note 9)	—	—	—	278,950	102,115,625
Repurchase Agreements, at Market Value (Note 3)	3,648,287	148,908	28,626,133	—	—
Total Market Value of Investments	267,591,287	26,875,644	226,492,166	5,341,330	108,325,731
Cash	88,926	18,772	694,389	—	96,109,147
Cash collateral held at brokers	9,486	—	—	289,014	237,602,919
Dividends and Interest Receivable	1,087,380	111,473	3,199,900	304	1,437
Receivable from Securities Sold	—	—	—	133,880	1,222,276
Capital Shares Receivable	—	—	—	—	—
Reclaim Receivable	3,413	—	—	—	—
Due from Investment Advisor	—	—	—	—	—
Prepaid CCO Fees	8	—	—	—	45
Prepaid Expenses	43,015	27,124	147,577	14,206	21,362
Total Assets	268,823,515	27,033,013	230,534,032	5,778,734	443,282,917
LIABILITIES
Unrealized Depreciation on Swaps Contracts	—	17,136	—	—	—
Interest Payable	—	—	—	182	70,796
Cash collateral for securities on loan(b)	3,648,287	148,908	28,626,133	—	—
Advisory Fees Payable	136,576	21,156	188,453	2,749	277,889
Trustee Fees Payable	618	93	685	—	361
Securities sold, not yet purchased(c)	—	—	—	—	214,658,261
Payable for Securities Purchased	3,667,969	—	—	397,043	10,660,575
Capital Shares Payable	—	—	—	—	3,526,091
CCO Fees Payable	—	200	115	110	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—	—	48,090
Accrued Expenses	106,577	45,187	117,787	38,480	93,311
Total Liabilities	7,560,027	232,680	28,933,173	438,564	229,335,374
NET ASSETS	$261,263,488	$26,800,333	$201,600,859	$5,340,170	$213,947,543
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$265,292,879	$27,488,348	$395,388,572	$5,532,111	$396,178,515
Undistributed (Accumulated) Net Investment Income (Loss)	146,025	21,932	(674,558)	(22,177)	(2,234,404)
Undistributed (Accumulated) Net Loss on investments, swaps, short sales, foreign currency transactions, futures, and options written	(3,199,808)	(274,869)	(166,583,383)	(287,460)	(181,889,646)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	(975,608)	(435,078)	(26,529,772)	117,696	1,893,078
NET ASSETS	$261,263,488	$26,800,333	$201,600,859	$5,340,170	$213,947,543
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	5,350,000	550,000	5,950,000	200,000	20,175,000
Net Asset Value (NAV) Per Share	$48.83	$48.73	$33.88	$26.70	$10.60
(a) Market value of securities on loan	$4,248,393	$249,985	$33,888,805	$—	$—
(b) Non-cash collateral for securities on loan	$692,248	$107,169	$6,103,837	$—	$—
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$—	$216,519,614

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2016

	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF
ASSETS
Investments, at Cost	$112,275,126	$16,821,634
Repurchase Agreements, at Cost (Note 3)	—	—
Total Cost of Investments	112,275,126	16,821,634
Investments, at Market Value (including securities on loan) (Note 3)(a)	112,312,288	17,393,977
Repurchase Agreements, at Market Value (Note 3)	—	—
Total Market Value of Investments	112,312,288	17,393,977
Cash	—	111,711
Cash collateral held at brokers	119,318	313
Dividends and Interest Receivable	412,434	60,687
Capital Shares Receivable	2,485,582	—
Reclaim Receivable	—	—
Prepaid Expenses	37,400	11,733
Total Assets	115,367,022	17,578,421
LIABILITIES
Cash collateral for securities on loan(b)	—	—
Advisory Fees Payable	22,107	20,292
Trustee Fees Payable	41	41
Payable for Securities Purchased	3,429,664	—
Options written, at Value(c)	—	15,972
CCO Fees Payable	66	93
Due to Broker	—	101,409
Accrued Expenses	52,720	40,683
Total Liabilities	3,504,598	178,490
NET ASSETS	$111,862,424	$17,399,931
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$112,061,940	$17,449,344
Undistributed (Accumulated) Net Investment Income (Loss)	17,872	79,238
Undistributed (Accumulated) Net Loss on investments, swaps, short sales, foreign currency transactions, futures, and options written	(254,550)	(722,335)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	37,162	593,684
NET ASSETS	$111,862,424	$17,399,931
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,125,000	650,000
Net Asset Value (NAV) Per Share	$99.43	$26.77
(a) Market value of securities on loan	$—	$—
(b) Non-cash collateral for securities on loan	$—	$—
(c) Premiums Received for Options Written	$—	$37,313

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2016

	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AdvisorShares YieldPro ETF
ASSETS
Investments, at Cost	$157,892,726	$13,352,326	$18,084,091
Repurchase Agreements, at Cost (Note 3)	13,329,490	1,883,787	—
Total Cost of Investments	171,222,216	15,236,113	18,084,091
Investments, at Market Value (including securities on loan) (Note 3)(a)	155,588,641	14,616,222	18,387,732
Repurchase Agreements, at Market Value (Note 3)	13,329,490	1,883,787	—
Total Market Value of Investments	168,918,131	16,500,009	18,387,732
Cash	—	—	—
Cash collateral held at brokers	—	—	—
Dividends and Interest Receivable	103,425	43,437	42
Capital Shares Receivable	—	—	591,568
Reclaim Receivable	—	28,919	—
Prepaid Expenses	35,420	10,641	10,753
Total Assets	169,056,976	16,583,006	18,990,095
LIABILITIES
Cash collateral for securities on loan(b)	13,329,490	1,883,787	—
Advisory Fees Payable	85,488	10,870	13,875
Trustee Fees Payable	566	101	41
Payable for Securities Purchased	—	—	585,223
Options written, at Value(c)	—	—	—
CCO Fees Payable	105	178	49
Due to Broker	—	—	—
Accrued Expenses	71,333	40,087	45,845
Total Liabilities	13,486,982	1,935,023	645,033
NET ASSETS	$155,569,994	$14,647,983	$18,345,062
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$174,246,982	$14,069,356	$22,372,121
Undistributed (Accumulated) Net Investment Income (Loss)	951,074	57,841	(4,230)
Undistributed (Accumulated) Net Loss on investments, swaps, short sales, foreign currency transactions, futures, and options written	(17,323,977)	(743,110)	(4,326,470)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	(2,304,085)	1,263,896	303,641
NET ASSETS	$155,569,994	$14,647,983	$18,345,062
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,800,000	375,000	775,000
Net Asset Value (NAV) Per Share	$55.56	$39.06	$23.67
(a) Market value of securities on loan	$15,089,003	$1,837,798	$—
(b) Non-cash collateral for securities on loan	$2,118,446	$—	$—
(c) Premiums Received for Options Written	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2016

	AdvisorShares Athena High Dividend ETF	AdvisorShares EquityPro ETF	AdvisorShares Gartman Gold/Euro ETF (Consolidated)
INVESTMENT INCOME:
Dividend Income	$364,051	$469,043	$—
Dividend Income from Affiliates	—	—	—
Interest Income	125	3,456	948
Securities lending income (Note 3)	17,879	58,227	—
Foreign withholding tax	(15,518)	(182)	—
Total Investment Income	366,537	530,544	948
EXPENSES:
Advisory Fees	71,165	211,363	78,870
Accounting & Administration Fees	45,790	69,717	66,864
Professional Fees	15,812	28,105	28,068
Exchange Listing Fees	9,175	7,751	8,583
Custody Fees	3,908	3,350	1,392
Report to Shareholders	2,278	7,670	3,727
Trustee Fees	3,293	3,409	3,485
CCO Fees	3,335	4,285	3,847
Pricing Fees	298	—	7,467
Transfer Agent Fees	667	1,981	1,076
Insurance Fees	553	664	743
Contribution to Global Echo Foundation	—	—	—
Miscellaneous Fees	504	1,832	306
Total Expenses	156,778	340,127	204,428
Advisory Fees Waived/Recoupment	(68,711)	(9,872)	(78,870)
Expense Reimbursement	—	—	(32,347)
Net Expenses	88,067	330,255	93,211
Net Investment Income (Loss)	278,470	200,289	(92,263)
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(3,078,214)	(3,637,709)	—
In-Kind Redemptions	(488,269)	(61,889)	—
In-Kind Redemptions in Affiliates	—	—	—
Futures	—	—	(200,543)
Distributions by other Investment Companies	—	59,171	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,364,474	1,049,954	—
Futures	—	—	1,833,062
Net Realized and Unrealized Gain (Loss)	(2,202,009)	(2,590,473)	1,632,519
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,923,539)	$(2,390,184)	$1,540,256

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2016

	AdvisorShares Gartman Gold/Yen ETF (Consolidated)	AdvisorShares Global Echo ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF
INVESTMENT INCOME:
Dividend Income	$—	$69,664	$549,652	$813,233	$514,476
Dividend Income from Affiliates	—	—	—	32,382	—
Interest Income	1,391	35,752	822	668	828
Securities lending income (Note 3)	—	1,980	4,894	93,537	33,049
Foreign withholding tax	—	(3,022)	—	—	(49,806)
Total Investment Income	1,391	104,374	555,368	939,820	498,547
EXPENSES:
Advisory Fees	102,768	81,263	244,089	118,743	135,726
Accounting & Administration Fees	64,742	—	94,309	76,182	91,549
Professional Fees	27,776	—	25,179	24,133	22,800
Exchange Listing Fees	8,583	—	7,405	7,500	7,500
Custody Fees	1,635	—	9,019	2,431	2,636
Report to Shareholders	5,367	—	7,468	6,259	3,424
Trustee Fees	3,323	—	3,447	3,417	3,326
CCO Fees	3,983	—	4,819	4,343	3,858
Pricing Fees	8,419	—	2,203	2,233	2,203
Transfer Agent Fees	1,401	—	2,288	1,781	1,272
Insurance Fees	833	—	749	628	443
Contribution to Global Echo Foundation	—	29,550	—	—	—
Miscellaneous Fees	303	—	1,775	1,180	936
Total Expenses	229,133	110,813	402,750	248,830	275,673
Advisory Fees Waived/Recoupment	(102,768)	—	(21,361)	(23,218)	(63,601)
Expense Reimbursement	(4,913)	—	—	—	—
Net Expenses	121,452	110,813	381,389	225,612	212,072
Net Investment Income (Loss)	(120,061)	(6,439)	173,979	714,208	286,475
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	—	(222,003)	(1,715,573)	(360,715)	(3,270,839)
In-Kind Redemptions	—	153,903	1,983,939	340,803	167,490
In-Kind Redemptions in Affiliates	—	—	—	2,220	—
Futures	(3,173,447)	—	—	—	—
Distributions by other Investment Companies	—	—	—	61,614	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	(197,111)	(2,651,897)	419,244	(592,166)
Futures	1,583,471	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,589,976)	(265,211)	(2,383,531)	463,166	(3,695,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,710,037)	$(271,650)	$(2,209,552)	$1,177,374	$(3,409,040)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2016

	AdvisorShares Market Adaptive Unconstrained Income ETF(1)	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Morgan Creek Global Tactical ETF
INVESTMENT INCOME:
Dividend Income	$30,760	$174,797	$59,120
Dividend Income from Affiliates	11	—	—
Interest Income	272	5,926	4,030
Securities lending income (Note 3)	—	20,545	20,538
Foreign withholding tax	—	—	—
Total Investment Income	31,043	201,268	83,688
EXPENSES:
Advisory Fees	14,341	221,028	81,593
Accounting & Administration Fees	46,980	75,871	76,746
Professional Fees	21,940	23,836	24,336
Exchange Listing Fees	140	7,441	8,020
Custody Fees	1,428	2,129	3,650
Report to Shareholders	2,838	5,179	—
Trustee Fees	3,189	3,376	3,459
CCO Fees	2,707	3,834	3,302
Pricing Fees	—	—	2,091
Transfer Agent Fees	91	1,382	680
Insurance Fees	—	407	540
Interest on Securities Sold, Not Yet Purchased	—	—	—
Dividend Expense	—	—	—
Miscellaneous Fees	2,192	1,112	257
Total Expenses	95,846	345,595	204,674
Advisory Fees Waived/Recoupment	(14,341)	(96,939)	(81,593)
Expense Reimbursement	(65,153)	—	(9,757)
Net Expenses	16,352	248,656	113,324
Net Investment Income (Loss)	14,691	(47,388)	(29,636)
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(3,360)	(2,740,610)	(1,170,814)
Investments in Affiliates	(347)	(19,531)	—
In-Kind Redemptions	18,790	5,288	134,005
In-Kind Redemptions in Affiliates	—	—	—
Swaps	—	—	—
Short Sales	—	—	—
Options Written	—	—	—
Distributions by other Investment Companies	4,047	7,287	142,557
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(41,784)	138,383	363,211
Short Sales	—	—	—
Swaps	—	—	—
Net Realized and Unrealized Gain (Loss)	(22,654)	(2,609,183)	(531,041)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,963)	$(2,656,571)	$(560,677)

(1)	Formerly known as, AdvisorShares Sunrise Global Multi-Strategy ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2016

	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Peritus High Yield ETF	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF
INVESTMENT INCOME:
Dividend Income	$—	$—	$—	$61,649	$—
Dividend Income from Affiliates	—	—	—	2,314	302,624
Interest Income	7,813,994	1,247,091	24,031,188	1,843	6,637
Securities lending income (Note 3)	11,302	1,026	180,460	—	—
Foreign withholding tax	—	—	—	—	—
Total Investment Income	7,825,296	1,248,117	24,211,648	65,806	309,261
EXPENSES:
Advisory Fees	1,532,997	253,157	2,666,241	60,147	2,480,778
Accounting & Administration Fees	164,036	26,106	180,809	77,449	84,049
Professional Fees	37,889	59,915	47,896	22,545	32,171
Exchange Listing Fees	7,502	14,680	7,501	7,500	7,500
Custody Fees	28,548	7,940	22,126	544	12,485
Report to Shareholders	53,549	13,893	80,559	1,425	36,739
Trustee Fees	4,945	3,857	5,562	3,267	4,280
CCO Fees	17,681	4,161	22,006	3,104	11,922
Pricing Fees	19,533	13,184	12,403	1,485	812
Transfer Agent Fees	17,687	1,999	18,196	451	12,403
Insurance Fees	4,762	740	21,902	287	3,787
Interest on Securities Sold, Not Yet Purchased	—	—	—	8,205	831,631
Dividend Expense	—	—	—	2,622	907,646
Miscellaneous Fees	12,332	1,783	11,066	534	2,786
Total Expenses	1,901,461	401,415	3,096,267	189,565	4,428,989
Advisory Fees Waived/Recoupment	(132,621)	(108,286)	(145,483)	(60,147)	—
Expense Reimbursement	—	—	—	(28,371)	—
Net Expenses	1,768,840	293,129	2,950,784	101,047	4,428,989
Net Investment Income (Loss)	6,056,456	954,988	21,260,864	(35,241)	(4,119,728)
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,122,319)	(270,721)	(49,272,027)	(309,504)	—
Investments in Affiliates	—	—	—	—	—
In-Kind Redemptions	—	—	(1,309,719)	55,454	—
In-Kind Redemptions in Affiliates	—	—	—	(707)	—
Swaps	—	7,751	—	—	—
Short Sales	—	—	—	50,017	(10,405,339)
Options Written	—	—	—	(1,640)	—
Distributions by other Investment Companies	—	—	—	4,191	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	810,979	(240,777)	(1,853,685)	(144,720)	217,875
Short Sales	—	—	—	(33,600)	(2,248,164)
Swaps	—	(14,424)	—	—	—
Net Realized and Unrealized Gain (Loss)	(311,340)	(518,171)	(52,435,431)	(380,509)	(12,435,628)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,745,116	$436,817	$(31,174,567)	$(415,750)	$(16,555,356)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2016

	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF
INVESTMENT INCOME:
Dividend Income	$—	$481,462
Dividend Income from Affiliates	—	565
Interest Income	479,873	2,444
Securities lending income (Note 3)	702	—
Foreign withholding tax	275	—
Total Investment Income	480,850	484,471
EXPENSES:
Advisory Fees	137,685	293,378
Accounting & Administration Fees	43,524	75,982
Professional Fees	22,941	25,403
Exchange Listing Fees	8,306	7,500
Custody Fees	5,925	2,012
Report to Shareholders	3,228	5,833
Trustee Fees	3,460	3,411
CCO Fees	4,958	4,272
Pricing Fees	15,026	6,569
Transfer Agent Fees	3,442	1,630
Insurance Fees	867	705
Licensing Fees	—	—
Miscellaneous Fees	1,816	1,162
Total Expenses	251,178	427,857
Advisory Fees Waived/Recoupment	(90,545)	(25,820)
Net Expenses	160,633	402,037
Net Investment Income (Loss)	320,217	82,434
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(95,466)	(736,755)
Investments in Affiliates	—	(1,738)
In-Kind Redemptions	—	1,423,305
In-Kind Redemptions in Affiliates	—	(247)
Futures	17,854	—
Options Written	—	248,567
Distributions by other Investment Companies	—	3,345
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	129,890	(1,005,090)
Options Written	—	(34,641)
Futures	(220)	—
Net Realized and Unrealized Gain (Loss)	52,058	(103,254)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$372,275	$(20,820)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2016

	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AdvisorShares YieldPro ETF
INVESTMENT INCOME:
Dividend Income	$3,613,608	$276,102	$519,389
Dividend Income from Affiliates	—	—	—
Interest Income	338	360	260
Securities lending income (Note 3)	148,023	22,937	—
Foreign withholding tax	—	(29,427)	—
Total Investment Income	3,761,969	269,972	519,649
EXPENSES:
Advisory Fees	2,013,242	119,535	210,474
Accounting & Administration Fees	83,064	76,180	65,034
Professional Fees	65,007	26,120	30,757
Exchange Listing Fees	7,501	7,501	6,776
Custody Fees	18,297	1,554	2,882
Report to Shareholders	225,213	6,279	6,891
Trustee Fees	4,966	3,426	3,458
CCO Fees	18,102	3,837	4,593
Pricing Fees	—	2,552	7,026
Transfer Agent Fees	15,251	1,195	1,973
Insurance Fees	5,004	619	1,127
Licensing Fees	—	8,343	—
Miscellaneous Fees	12,068	1,012	—
Total Expenses	2,467,715	258,153	340,991
Advisory Fees Waived/Recoupment	(454,474)	(58,928)	(19,436)
Net Expenses	2,013,241	199,225	321,555
Net Investment Income (Loss)	1,748,728	70,747	198,094
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(5,580,227)	(299,484)	26,542
Investments in Affiliates	—	—	—
In-Kind Redemptions	(4,629,652)	783,479	26,507
In-Kind Redemptions in Affiliates	—	—	—
Futures	—	—	—
Options Written	—	—	—
Distributions by other Investment Companies	—	—	14,220
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(884,414)	(688,575)	498,613
Options Written	—	—	—
Futures	—	—	—
Net Realized and Unrealized Gain (Loss)	(11,094,293)	(204,580)	565,882
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,345,565)	$(133,833)	$763,976

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Athena High Dividend ETF		AdvisorShares EquityPro ETF
	Year ended June 30, 2016	For the period July 29, 2014* to June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$278,470	$507,832	$200,289	$318,430
Net Realized Gain (Loss)	(3,566,483)	(2,202,636)	(3,640,427)	1,623,911
Net Change in Unrealized Appreciation (Depreciation)	1,364,474	(1,007,787)	1,049,954	(1,781,112)
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,923,539)	(2,702,591)	(2,390,184)	161,229
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(259,133)	(529,121)	(410,873)	(269,924)
Net Realized Gains	—	—	(1,219,968)	(463,353)
Total Distributions	(259,133)	(529,121)	(1,630,841)	(733,277)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	18,496,464	24,853,838	11,378,050
Value of Shares Redeemed	(5,569,228)	—	(16,233,682)	(11,696,707)
Net Increase (Decrease) From Capital Stock Transactions	(5,569,228)	18,496,464	8,620,156	(318,657)
Net Increase (Decrease) in Net Assets	(7,751,900)	15,264,752	4,599,131	(890,705)
Net Assets:
Beginning of Year/Period	15,264,752	—	19,178,935	20,069,640
End of Year/Period	$7,512,852	$15,264,752	$23,778,066	$19,178,935
Undistributed (Accumulated) Net Investment Income (Loss)	$25,605	$394	$77,436	$254,396
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	800,000	—	625,000	625,000
Shares Sold	—	800,000	850,000	375,000
Shares Repurchased	(350,000)	—	(600,000)	(375,000)
Shares Outstanding, End of Year/Period	450,000	800,000	875,000	625,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Gartman Gold/Euro ETF (Consolidated)		AdvisorShares Gartman Gold/Yen ETF (Consolidated)		AdvisorShares Global Echo ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(92,263)	$(47,819)	$(120,061)	$(56,705)	$(6,439)	$(6,498)
Net Realized Gain (Loss)	(200,543)	(434,589)	(3,173,447)	338,995	(68,100)	553,618
Net Change in Unrealized Appreciation (Depreciation)	1,833,062	(45,609)	1,583,471	(549,013)	(197,111)	(393,159)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,540,256	(528,017)	(1,710,037)	(266,723)	(271,650)	153,961
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	(27,862)	—	(24,357)	(20,356)	(46,077)
Net Realized Gains	(893,000)	(126,850)	(512,262)	(296,740)	(57,228)	—
Total Distributions	(893,000)	(154,712)	(512,262)	(321,097)	(77,584)	(46,077)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	12,811,077	17,829,090	19,557,212	19,728,176	—	1,593,777
Value of Shares Redeemed	(7,783,359)	(1,690,732)	(16,107,685)	—	(1,507,359)	(3,058,904)
Net Increase (Decrease) From Capital Stock Transactions	5,027,718	16,138,358	3,449,527	19,728,176	(1,507,359)	(1,465,127)
Net Increase (Decrease) in Net Assets	5,674,974	15,455,629	1,227,228	19,140,356	(1,856,593)	(1,357,243)
Net Assets:
Beginning of Year/Period	16,757,855	1,302,226	23,021,653	3,881,297	7,858,872	9,216,115
End of Year/Period	$22,432,829	$16,757,855	$24,248,881	$23,021,653	$6,002,279	$7,858,872
Undistributed (Accumulated) Net Investment Income (Loss)	$(92,253)	$—	$(120,077)	$—	$391	$—
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,275,000	100,000	1,750,000	300,000	125,000	150,000
Shares Sold	975,000	1,300,000	1,600,000	1,450,000	—	25,000
Shares Repurchased	(625,000)	(125,000)	(1,325,000)	—	(25,000)	(50,000)
Shares Outstanding, End of Year/Period	1,625,000	1,275,000	2,025,000	1,750,000	100,000	125,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Madrona Domestic ETF		AdvisorShares Madrona Global Bond ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$173,979	$88,604	$714,208	$781,661
Net Realized Gain (Loss)	268,366	3,912,009	43,922	(288,084)
Net Change in Unrealized Appreciation (Depreciation)	(2,651,897)	(2,315,861)	419,244	(1,157,891)
Net Increase (Decrease) In Net Assets Resulting From Operations	(2,209,552)	1,684,752	1,177,374	(664,314)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(118,397)	(96,271)	(721,446)	(823,886)
Total Distributions	(118,397)	(96,271)	(721,446)	(823,886)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	7,647,630	23,992,082	2,474,466	5,201,228
Value of Shares Redeemed	(9,448,872)	(18,761,355)	(10,538,481)	—
Net Increase (Decrease) From Capital Stock Transactions	(1,801,242)	5,230,727	(8,064,015)	5,201,228
Net Increase (Decrease) in Net Assets	(4,129,191)	6,819,208	(7,608,087)	3,713,028
Net Assets:
Beginning of Year/Period	31,574,491	24,755,283	28,095,719	24,382,691
End of Year/Period	$27,445,300	$31,574,491	$20,487,632	$28,095,719
Undistributed (Accumulated) Net Investment Income (Loss)	$81,164	$25,582	$3,762	$44
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	725,000	600,000	1,125,000	925,000
Shares Sold	175,000	575,000	100,000	200,000
Shares Repurchased	(225,000)	(450,000)	(425,000)	—
Shares Outstanding, End of Year/Period	675,000	725,000	800,000	1,125,000

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Sunrise Global Multi-Strategy ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Madrona International ETF		AdvisorShares Market Adaptive Unconstrained Income ETF(1)		AdvisorShares Meidell Tactical Advantage ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	For the period July 8, 2014* to June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$286,475	$258,341	$14,691	$(464)	$(47,388)	$92,797
Net Realized Gain (Loss)	(3,103,349)	476,307	19,130	(99,852)	(2,747,566)	634,972
Net Change in Unrealized Appreciation (Depreciation)	(592,166)	(1,747,956)	(41,784)	62,557	138,383	(189,353)
Net Increase (Decrease) In Net Assets Resulting From Operations	(3,409,040)	(1,013,308)	(7,963)	(37,759)	(2,656,571)	538,416
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(242,962)	(304,843)	(14,901)	(45,346)	(64,850)	(93,938)
Total Distributions	(242,962)	(304,843)	(14,901)	(45,346)	(64,850)	(93,938)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,330,179	14,565,285	567,348	3,736,304	5,034,610	12,076,557
Value of Shares Redeemed	(2,380,477)	(13,161,115)	(1,169,735)	(1,859,387)	(645,687)	(11,298,866)
Net Increase (Decrease) From Capital Stock Transactions	(1,050,298)	1,404,170	(602,387)	1,876,917	4,388,923	777,691
Net Increase (Decrease) in Net Assets	(4,702,300)	86,019	(625,251)	1,793,812	1,667,502	1,222,169
Net Assets:
Beginning of Year/Period	19,364,667	19,278,648	1,793,812	—	16,971,751	15,749,582
End of Year/Period	$14,662,367	$19,364,667	$1,168,561	$1,793,812	$18,639,253	$16,971,751
Undistributed (Accumulated) Net Investment Income (Loss)	$208,404	$162,987	$(45,657)	$(45,447)	$(45,073)	$64,848
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	700,000	650,000	75,000	—	550,000	525,000
Shares Sold	50,000	500,000	25,000	150,000	175,000	400,000
Shares Repurchased	(100,000)	(450,000)	(50,000)	(75,000)	(25,000)	(375,000)
Shares Outstanding, End of Year/Period	650,000	700,000	50,000	75,000	700,000	550,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Morgan Creek Global Tactical ETF		AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(29,636)	$41,083	$6,056,456	$4,866,958
Net Realized Gain (Loss)	(894,252)	1,596,746	(1,122,319)	(628,122)
Net Change in Unrealized Appreciation (Depreciation)	363,211	(2,482,888)	810,979	(2,187,565)
Net Increase (Decrease) In Net Assets Resulting From Operations	(560,677)	(845,059)	5,745,116	2,051,271
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(132,900)	(354,156)	(6,656,079)	(5,247,098)
Net Realized Gains	—	—	—	—
Total Distributions	(132,900)	(354,156)	(6,656,079)	(5,247,098)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	2,187,104	—	56,042,886	69,253,284
Value of Shares Redeemed	(6,200,874)	(23,158,545)	(9,809,241)	(4,927,422)
Net Increase (Decrease) From Capital Stock Transactions	(4,013,770)	(23,158,545)	46,233,645	64,325,862
Net Increase (Decrease) in Net Assets	(4,707,347)	(24,357,760)	45,322,682	61,130,035
Net Assets:
Beginning of Year/Period	12,308,962	36,666,722	215,940,806	154,810,771
End of Year/Period	$7,601,615	$12,308,962	$261,263,488	$215,940,806
Undistributed (Accumulated) Net Investment Income (Loss)	$(47,654)	$82,968	$146,025	$46,112
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	500,000	1,400,000	4,400,000	3,100,000
Shares Sold	100,000	—	1,150,000	1,400,000
Shares Repurchased	(275,000)	(900,000)	(200,000)	(100,000)
Shares Outstanding, End of Year/Period	325,000	500,000	5,350,000	4,400,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Pacific Asset Enhanced Floating Rate ETF		AdvisorShares Peritus High Yield ETF		AdvisorShares QAM Equity Hedge ETF
	Year ended June 30, 2016	For the period February 18, 2015* to June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$954,988	$329,893	$21,260,864	$45,993,689	$(35,241)	$(34,570)
Net Realized Gain (Loss)	(262,970)	(10,073)	(50,581,746)	(117,866,961)	(202,189)	300,372
Net Change in Unrealized Appreciation (Depreciation)	(255,201)	(179,877)	(1,853,685)	(52,730,083)	(178,320)	(191,927)
Net Increase (Decrease) In Net Assets Resulting From Operations	436,817	139,943	(31,174,567)	(124,603,355)	(415,750)	73,875
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(948,096)	(316,679)	(20,463,098)	(48,496,620)	—	—
Net Realized Gains	—	—	—	—	(65,720)	(64,929)
Total Distributions	(948,096)	(316,679)	(20,463,098)	(48,496,620)	(65,720)	(64,929)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	27,488,348	6,037,172	192,942,545	—	1,427,899
Value of Shares Redeemed	—	—	(128,789,551)	(719,848,257)	(1,349,002)	(2,808,730)
Net Increase (Decrease) From Capital Stock Transactions	—	27,488,348	(122,752,379)	(526,905,712)	(1,349,002)	(1,380,831)
Net Increase (Decrease) in Net Assets	(511,279)	27,311,612	(174,390,044)	(700,005,687)	(1,830,472)	(1,371,885)
Net Assets:
Beginning of Year/Period	27,311,612	—	375,990,903	1,075,996,590	7,170,642	8,542,527
End of Year/Period	$26,800,333	$27,311,612	$201,600,859	$375,990,903	$5,340,170	$7,170,642
Undistributed (Accumulated) Net Investment Income (Loss)	$21,932	$18,971	$(674,558)	$1,073,647	$(22,177)	$(29,206)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	550,000	—	9,250,000	20,200,000	250,000	300,000
Shares Sold	—	550,000	150,000	4,000,000	—	50,000
Shares Repurchased	—	—	(3,450,000)	(14,950,000)	(50,000)	(100,000)
Shares Outstanding, End of Year/Period	550,000	550,000	5,950,000	9,250,000	200,000	250,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Ranger Equity Bear ETF		AdvisorShares Sage Core Reserves ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(4,119,728)	$(4,060,161)	$320,217	$43,627
Net Realized Gain (Loss)	(10,405,339)	(19,107,511)	(77,612)	(34,842)
Net Change in Unrealized Appreciation (Depreciation)	(2,030,289)	12,334,124	129,670	(13,902)
Net Increase (Decrease) In Net Assets Resulting From Operations	(16,555,356)	(10,833,548)	372,275	(5,117)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	(342,487)	(147,384)
Total Distributions	—	—	(342,487)	(147,384)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	183,691,687	49,008,377	77,049,895	—
Value of Shares Redeemed	(81,247,512)	(72,068,067)	—	(2,483,570)
Net Increase (Decrease) From Capital Stock Transactions	102,444,175	(23,059,690)	77,049,895	(2,483,570)
Net Increase (Decrease) in Net Assets	85,888,819	(33,893,238)	77,079,683	(2,636,071)
Net Assets:
Beginning of Year/Period	128,058,724	161,951,962	34,782,741	37,418,812
End of Year/Period	$213,947,543	$128,058,724	$111,862,424	$34,782,741
Undistributed (Accumulated) Net Investment Income (Loss)	$(2,234,404)	$(1,549,999)	$17,872	$3,072
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	11,775,000	13,750,000	350,000	375,000
Shares Sold	15,975,000	4,225,000	775,000	—
Shares Repurchased	(7,575,000)	(6,200,000)	—	(25,000)
Shares Outstanding, End of Year/Period	20,175,000	11,775,000	1,125,000	350,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares STAR Global Buy-Write ETF		AdvisorShares TrimTabs Float Shrink ETF		AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$82,434	$8,814	$1,748,728	$1,381,231	$70,747	$130,883
Net Realized Gain (Loss)	936,477	383,334	(10,209,879)	22,749,625	483,995	353,345
Net Change in Unrealized Appreciation (Depreciation)	(1,039,731)	34,935	(884,414)	(7,341,753)	(688,575)	(262,768)
Net Increase (Decrease) In Net Assets Resulting From Operations	(20,820)	427,083	(9,345,565)	16,789,103	(133,833)	221,460
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	(1,684,986)	(1,045,971)	(80,669)	(94,665)
Total Distributions	—	—	(1,684,986)	(1,045,971)	(80,669)	(94,665)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	5,254,099	1,315,362	22,380,556	709,868,546	3,855,068	3,760,440
Value of Shares Redeemed	(14,430,069)	(2,635,459)	(98,252,134)	(620,154,900)	(4,536,081)	(1,003,980)
Net Increase (Decrease) From Capital Stock Transactions	(9,175,970)	(1,320,097)	(75,871,578)	89,713,646	(681,013)	2,756,460
Net Increase (Decrease) in Net Assets	(9,196,790)	(893,014)	(86,902,129)	105,456,778	(895,515)	2,883,255
Net Assets:
Beginning of Year/Period	26,596,721	27,489,735	242,472,123	137,015,345	15,543,498	12,660,243
End of Year/Period	$17,399,931	$26,596,721	$155,569,994	$242,472,123	$14,647,983	$15,543,498
Undistributed (Accumulated) Net Investment Income (Loss)	$79,238	$(3,196)	$951,074	$887,332	$57,841	$36,011
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,000,000	1,050,000	4,250,000	2,675,000	400,000	325,000
Shares Sold	200,000	50,000	400,000	13,000,000	100,000	100,000
Shares Repurchased	(550,000)	(100,000)	(1,850,000)	(11,425,000)	(125,000)	(25,000)
Shares Outstanding, End of Year/Period	650,000	1,000,000	2,800,000	4,250,000	375,000	400,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares YieldPro ETF
	Year ended June 30, 2016	Year ended June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$198,094	$2,014,399
Net Realized Gain (Loss)	67,269	(3,511,431)
Net Change in Unrealized Appreciation (Depreciation)	498,613	(1,445,645)
Net Increase (Decrease) In Net Assets Resulting From Operations	763,976	(2,942,677)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(205,780)	(2,337,383)
Total Distributions	(205,780)	(2,337,383)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	5,199,983	5,215,701
Value of Shares Redeemed	(22,011,099)	(37,372,924)
Net Increase (Decrease) From Capital Stock Transactions	(16,811,116)	(32,157,223)
Net Increase (Decrease) in Net Assets	(16,252,920)	(37,437,283)
Net Assets:
Beginning of Year/Period	34,597,982	72,035,265
End of Year/Period	$18,345,062	$34,597,982
Undistributed (Accumulated) Net Investment Income (Loss)	$(4,230)	$3,170
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,500,000	2,850,000
Shares Sold	225,000	225,000
Shares Repurchased	(950,000)	(1,575,000)
Shares Outstanding, End of Year/Period	775,000	1,500,000

See accompanying Notes to Financial Statements.

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ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Athena High Dividend ETF
	Year ended June 30, 2016	For the period July 29, 2014* to June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$19.08	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.51	0.90
Net Realized and Unrealized Gain (Loss)	(2.41)	(6.03)
Distributions of Net Realized Gains by other investment companies	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(1.90)	(5.13)
Distributions from Net Investment Income	(0.48)	(0.79)
Distributions from Realized Capital Gains	—	—
Total Distributions	(0.48)	(0.79)
Net Asset Value, End of Year/Period	$16.70	$19.08
Market Value, End of Year/Period	$16.70	$19.08
Total Return
Total Investment Return Based on Net Asset Value(5)	(9.84)%	(20.71)%
Total Investment Return Based on Market(5)	(9.83)%	(20.65)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$7,513	$15,265
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(6)	1.76%	1.71%
Net Investment Income (Loss)(6)	3.13%	4.60%
Portfolio Turnover Rate(9)	199%	193%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares EquityPro ETF				AdvisorShares Gartman Gold/Euro ETF (Consolidated)
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	For the period July 10, 2012* to June 30, 2013	Year ended June 30, 2016	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$30.69	$32.11	$27.13	$25.00	$13.14	$13.02	$12.80
Investment Operations
Net Investment Income (Loss)(2)	0.21	0.39	1.24	0.22	(0.08)	(0.08)	(0.03)
Net Realized and Unrealized Gain (Loss)	(2.58)	(1.04)	4.08	2.06	1.63	0.97	0.25
Distributions of Net Realized Gains by other investment companies	0.06	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(2.31)	(0.65)	5.32	2.28	1.55	0.89	0.22
Distributions from Net Investment Income	(0.31)	(0.28)	(0.34)	(0.13)	—	(0.14)	—
Distributions from Realized Capital Gains	(0.90)	(0.49)	—	(0.02)	(0.89)	(0.63)	—
Total Distributions	(1.21)	(0.77)	(0.34)	(0.15)	(0.89)	(0.77)	—
Net Asset Value, End of Year/Period	$27.17	$30.69	$32.11	$27.13	$13.80	$13.14	$13.02
Market Value, End of Year/Period	$27.13	$30.70	$32.11	$27.12	$13.98	$13.11	$13.07
Total Return
Total Investment Return Based on Net Asset Value(5)	(7.61)%	(2.01)%	19.71%	9.16%	13.29%	7.33%	1.72%
Total Investment Return Based on Market(5)	(7.67)%	(1.89)%	19.76%	9.11%	15.11%	6.56%	2.11%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$23,778	$19,179	$20,070	$1,357	$22,433	$16,758	$1,302
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.25%	1.25%	1.25%	1.25%	0.65%	0.65%	0.65%
Expenses, prior to expense waivers and reimbursements(6)	1.29%	1.13%	1.92%	6.95%	1.43%	2.21%	10.72%
Net Investment Income (Loss)(6)	0.76%	1.25%	4.13%	0.88%	(0.64)%	(0.63)%	(0.63)%
Portfolio Turnover Rate(9)	459%	349%	21%	43%	0%	0%	0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Gartman Gold/Yen ETF (Consolidated)
	Year ended June 30, 2016	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$13.16	$12.94	$12.80
Investment Operations
Net Investment Income (Loss)(2)	(0.08)	(0.08)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.70)	0.86	0.17
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.78)	0.78	0.14
Distributions from Net Investment Income	—	(0.04)	—
Distributions from Realized Capital Gains	(0.41)	(0.52)	—
Total Distributions	(0.41)	(0.56)	—
Net Asset Value, End of Year/Period	$11.97	$13.16	$12.94
Market Value, End of Year/Period	$12.04	$13.19	$13.04
Total Return
Total Investment Return Based on Net Asset Value(5)	(5.73)%	6.06%	1.09%
Total Investment Return Based on Market(5)	(5.36)%	5.45%	1.88%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$24,249	$23,022	$3,881
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.65%	0.65%	0.65%
Expenses, prior to expense waivers and reimbursements(6)	1.23%	1.99%	4.74%
Net Investment Income (Loss)(6)	(0.64)%	(0.62)%	(0.63)%
Portfolio Turnover Rate(9)	0%	0%	0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Global Echo ETF					AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	For the period May 23, 2012* to June 30, 2012	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$62.87	$61.44	$54.38	$50.80	$50.00	$43.55	$41.26	$32.34	$25.31	$26.07
Investment Operations
Net Investment Income (Loss)(2)	(0.05)	(0.06)	0.22	(0.07)	(0.02)	0.23	0.13	0.11	0.15	0.10
Net Realized and Unrealized Gain (Loss)	(2.16)	1.92	6.86	3.88	0.82	(2.97)	2.30	8.91	7.01	(0.79)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(2.21)	1.86	7.08	3.81	0.80	(2.74)	2.43	9.02	7.16	(0.69)
Distributions from Net Investment Income	(0.18)	(0.43)	(0.02)	—	—	(0.15)	(0.14)	(0.10)	(0.13)	(0.07)
Distributions from Realized Capital Gains	(0.46)	—	—	(0.23)	—	—	—	—	—	—
Total Distributions	(0.64)	(0.43)	(0.02)	(0.23)	—	(0.15)	(0.14)	(0.10)	(0.13)	(0.07)
Net Asset Value, End of Year/Period	$60.02	$62.87	$61.44	$54.38	$50.80	$40.66	$43.55	$41.26	$32.34	$25.31
Market Value, End of Year/Period	$60.01	$62.28	$61.46	$54.53	$50.99	$40.67	$43.55	$41.26	$32.34	$25.28
Total Return
Total Investment Return Based on Net Asset Value(5)	(3.51)%	3.05%	13.03%	7.54%	1.60%	(6.29)%	5.89%	27.93%	28.37%	(2.65)%
Total Investment Return Based on Market(5)	(2.61)%	2.06%	12.75%	7.43%	1.98%	(6.26)%	5.89%	27.93%	28.52%	(2.76)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$6,002	$7,859	$9,216	$5,438	$5,080	$27,445	$31,574	$24,755	$18,593	$15,188
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.50%	1.50%	1.50%	1.50%	1.50%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements(6)	1.50%	1.50%	1.50%	1.50%	1.50%	1.32%	1.37%	1.42%	1.61%	1.46%
Net Investment Income (Loss)(6)	(0.09)%	(0.09)%	0.37%	(0.13)%	(0.32)%	0.57%	0.30%	0.31%	0.51%	0.40%
Portfolio Turnover Rate(9)	28%	68%	157%	180%	70%	53%	15%	14%	33%	40%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona Global Bond ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013		Year ended June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$24.97	$26.36	$25.05	$25.69		$25.01
Investment Operations
Net Investment Income (Loss)(2)	0.75	0.74	0.86	0.72		0.71
Net Realized and Unrealized Gain (Loss)	0.59	(1.39)	1.30	(0.66)		0.67
Distributions of Net Realized Gains by other investment companies	0.06	0.04	—	0.01		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	1.40	(0.61)	2.16	0.07		1.38
Distributions from Net Investment Income	(0.76)	(0.78)	(0.85)	(0.71)		(0.70)
Distributions from Realized Capital Gains	—	—	—	(0.00	)(3)	—
Total Distributions	(0.76)	(0.78)	(0.85)	(0.71)		(0.70)
Net Asset Value, End of Year/Period	$25.61	$24.97	$26.36	$25.05		$25.69
Market Value, End of Year/Period	$25.62	$24.96	$26.42	$24.96		$25.68
Total Return
Total Investment Return Based on Net Asset Value(5)	5.76%	(2.37)%	8.80%	0.20%		5.59%
Total Investment Return Based on Market(5)	5.84%	(2.63)%	9.44%	(0.13)%		5.49%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$20,488	$28,096	$24,383	$22,543		$21,195
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.95%	0.95%	0.95%	0.95%		0.95%
Expenses, prior to expense waivers and reimbursements(6)	1.05%	0.99%	1.07%	1.02%		0.99%
Net Investment Income (Loss)(6)	3.01%	2.88%	3.36%	2.73%		2.81%
Portfolio Turnover Rate(9)	24%	34%	20%	28%		12%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona International ETF					AdvisorShares Market Adaptive Unconstrained Income ETF(1)
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2016		For the period July 8, 2014* to June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$27.66	$29.66	$23.97	$21.06	$26.17	$23.92		$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.41	0.39	0.41	0.39	0.32	0.29		(0.01)
Net Realized and Unrealized Gain (Loss)	(5.17)	(1.92)	5.77	2.82	(5.33)	(0.62)		(0.62)
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—	0.08		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(4.76)	(1.53)	6.18	3.21	(5.01)	(0.25)		(0.63)
Distributions from Net Investment Income	(0.34)	(0.47)	(0.49)	(0.30)	(0.08)	(0.30)		(0.45)
Distributions from Realized Capital Gains	—	—	—	—	(0.02)	—		—
Total Distributions	(0.34)	(0.47)	(0.49)	(0.30)	(0.10)	(0.30)		(0.45)
Net Asset Value, End of Year/Period	$22.56	$27.66	$29.66	$23.97	$21.06	$23.37		$23.92
Market Value, End of Year/Period	$22.56	$27.65	$29.58	$23.95	$21.11	$23.37		$23.90
Total Return
Total Investment Return Based on Net Asset Value(5)	(17.32)%	(5.06)%	25.91%	15.24%	(19.11)%	(1.04)%		(2.58)%
Total Investment Return Based on Market(5)	(17.25)%	(4.82)%	25.64%	14.86%	(18.95)%	(0.96)%		(2.61)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$14,662	$19,365	$19,279	$14,978	$14,219	$1,169		$1,794
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.25%	1.25%	1.25%	1.25%	1.25%	1.35	%(11)	1.75%
Expenses, prior to expense waivers and reimbursements(6)	1.62%	1.69%	1.55%	1.65%	1.54%	7.97	%(11)	6.20%
Net Investment Income (Loss)(6)	1.69%	1.41%	1.48%	1.65%	1.48%	1.22%		(0.02)%
Portfolio Turnover Rate(9)	196%	85%	182%	93%	110%	1,303	%(10)	203%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Meidell Tactical Advantage ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$30.86	$30.00	$28.33	$25.12	$25.06
Investment Operations
Net Investment Income (Loss)(2)	(0.07)	0.17	0.14	0.14	0.00 (3)
Net Realized and Unrealized Gain (Loss)	(4.07)	0.87	1.53	3.30	0.08
Distributions of Net Realized Gains by other investment companies	0.01	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(4.13)	1.04	1.67	3.44	0.08
Distributions from Net Investment Income	(0.10)	(0.18)	—	(0.23)	(0.02)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.10)	(0.18)	—	(0.23)	(0.02)
Net Asset Value, End of Year/Period	$26.63	$30.86	$30.00	$28.33	$25.12
Market Value, End of Year/Period	$26.56	$30.87	$30.00	$28.37	$25.48
Total Return
Total Investment Return Based on Net Asset Value(5)	(13.40)%	3.47%	5.89%	13.81%	0.31%
Total Investment Return Based on Market(5)	(13.63)%	3.52%	5.75%	12.33%	1.71%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$18,639	$16,972	$15,750	$9,209	$5,652
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses, prior to expense waivers and reimbursements(6)	1.88%	1.99%	2.12%	2.99%	3.69%
Net Investment Income (Loss)(6)	(0.26)%	0.57%	0.49%	0.51%	0.01%
Portfolio Turnover Rate(9)	1,428%	434%	687%	605%	817%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Morgan Creek Global Tactical ETF					AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	For the period March 19, 2013* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$24.62	$26.19	$27.38	$23.69	$25.92	$49.08	$49.94	$49.04	$50.00
Investment Operations
Net Investment Income (Loss)(2)	(0.08)	0.06	0.30	0.38	0.21	1.25	1.28	1.26	0.28
Net Realized and Unrealized Gain (Loss)	(1.18)	(1.06)	2.11	0.27	(2.24)	(0.13)	(0.77)	0.99	(0.99)
Distributions of Net Realized Gains by other investment companies	0.36	0.07	—	0.00 (3)	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.90)	(0.93)	2.41	0.65	(2.03)	1.12	0.51	2.25	(0.71)
Distributions from Net Investment Income	(0.33)	(0.64)	—	(0.56)	—	(1.37)	(1.37)	(1.35)	(0.25)
Distributions from Realized Capital Gains	—	—	—	—	(0.20)	—	—	—	—
Total Distributions	(0.33)	(0.64)	—	(0.56)	(0.20)	(1.37)	(1.37)	(1.35)	(0.25)
Net Asset Value, End of Year/Period	$23.39	$24.62	$26.19	$23.78	$23.69	$48.83	$49.08	$49.94	$49.04
Market Value, End of Year/Period	$23.39	$24.60	$26.16	$23.79	$23.64	$48.82	$49.04	$49.94	$49.01
Total Return
Total Investment Return Based on Net Asset Value(5)	(3.60)%	(3.59)%	10.13%	2.68%	(7.84)%	2.33%	1.04%	4.65%	(1.42)%
Total Investment Return Based on Market(5)	(3.51)%	(3.52)%	9.96%	2.92%	(8.07)%	2.39%	0.95%	4.70%	(1.48)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$7,602	$12,309	$36,667	$49,942	$78,171	$261,263	$215,941	$154,811	$83,362
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.25%	1.25%	1.25%	1.15%	0.99%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(6)	2.26%	2.23%	1.24%	1.15%	1.08%	0.81%	0.82%	0.83%	1.13%
Net Investment Income (Loss)(6)	(0.33)%	0.23%	1.19%	1.54%	0.87%	2.57%	2.60%	2.55%	1.98%
Portfolio Turnover Rate(9)	81%	244%	232%	236%	475%	51%	49%	85%	105%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Pacific Asset Enhanced Floating Rate ETF
	Year ended June 30, 2016	For the period February 18, 2015* to June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$49.66	$50.00
Investment Operations
Net Investment Income (Loss)(2)	1.74	0.62
Net Realized and Unrealized Gain (Loss)	(0.95)	(0.38)
Distributions of Net Realized Gains by other investment companies	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	0.79	0.24
Distributions from Net Investment Income	(1.72)	(0.58)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.72)	(0.58)
Net Asset Value, End of Year/Period	$48.73	$49.66
Market Value, End of Year/Period	$48.26	$49.78
Total Return
Total Investment Return Based on Net Asset Value(5)	1.69%	0.47%
Total Investment Return Based on Market(5)	0.46%	0.71%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$26,800	$27,312
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.10%	1.10%
Expenses, prior to expense waivers and reimbursements(6)	1.51%	1.41%
Net Investment Income (Loss)(6)	3.58%	3.46%
Portfolio Turnover Rate(9)	27%	102%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Peritus High Yield ETF					AdvisorShares QAM Equity Hedge ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2014		For the period August 7, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$40.65	$53.27	$50.43	$48.59	$51.59	$28.68		$28.48		$26.21		$25.00
Investment Operations
Net Investment Income (Loss)(2)	3.11	3.59	4.14	4.28	4.20	(0.16)		(0.13)		(0.20)		(0.12)
Net Realized and Unrealized Gain (Loss)	(6.93)	(12.33)	2.69	1.66	(2.74)	(1.51)		0.54		2.95		1.51
Distributions of Net Realized Gains by other investment companies	—	—	—	—	0.00 (3)	0.02		0.01		—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(3.82)	(8.74)	6.83	5.94	1.46	(1.65)		0.42		2.75		1.39
Distributions from Net Investment Income	(2.95)	(3.88)	(3.95)	(4.09)	(3.99)	—		—		—		(0.08)
Distributions from Realized Capital Gains	—	—	(0.04)	(0.01)	(0.47)	(0.33)		(0.22)		(0.48)		(0.10)
Total Distributions	(2.95)	(3.88)	(3.99)	(4.10)	(4.46)	(0.33)		(0.22)		(0.48)		(0.18)
Net Asset Value, End of Year/Period	$33.88	$40.65	$53.27	$50.43	$48.59	$26.70		$28.68		$28.48		$26.21
Market Value, End of Year/Period	$33.84	$40.58	$53.27	$49.91	$48.64	$26.71		$28.68		$28.45		$26.16
Total Return
Total Investment Return Based on Net Asset Value(5)	(9.34)%	(16.82)%	14.04%	12.58%	3.27%	(5.76)%		1.48%		10.52%		5.57%
Total Investment Return Based on Market(5)	(9.20)%	(16.88)%	15.20%	11.29%	2.75%	(5.72)%		1.60%		10.62%		5.36%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$201,601	$375,991	$1,075,997	$259,729	$92,328	$5,340		$7,171		$8,543		$3,932
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.22%	1.23%	1.18%	1.25%	1.35%	1.68	%(7)	1.65	%(7)	1.70	%(7)	1.56	%(7)
Expenses, prior to expense waivers and reimbursements(6)	1.28%	1.23%	1.18%	1.23%	1.35%	3.15	%(7)	2.83	%(7)	2.66	%(7)	4.61	%(7)
Net Investment Income (Loss)(6)	8.77%	7.65%	7.95%	8.44%	8.64%	(0.59)%		(0.46)%		(0.71)%		(0.50)%
Portfolio Turnover Rate(9)	79%	88%	87%	37%	80%	132%		131%		179%		114%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Ranger Equity Bear ETF
	Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$10.88		$11.78		$16.17		$23.33		$22.65
Investment Operations
Net Investment Income (Loss)(2)	(0.27)		(0.31)		(0.38)		(0.60)		(0.72)
Net Realized and Unrealized Gain (Loss)	(0.01)		(0.59)		(4.01)		(6.56)		1.40
Distributions of Net Realized Gains by other investment companies	—		—		—		—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.28)		(0.90)		(4.39)		(7.16)		0.68
Distributions from Net Investment Income	—		—		—		—		—
Distributions from Realized Capital Gains	—		—		—		—		—
Total Distributions	—		—		—		—		—
Net Asset Value, End of Year/Period	$10.60		$10.88		$11.78		$16.17		$23.33
Market Value, End of Year/Period	$10.61		$10.88		$11.79		$16.16		$23.34
Total Return
Total Investment Return Based on Net Asset Value(5)	(2.53)%		(7.64)%		(27.15)%		(30.69)%		3.00%
Total Investment Return Based on Market(5)	(2.48)%		(7.72)%		(27.04)%		(30.76)%		3.05%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$213,948		$128,059		$161,952		$218,357		$313,223
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	2.68	%(8)	2.80	%(8)	2.87	%(8)	3.12	%(8)	3.07	%(8)
Expenses, prior to expense waivers and reimbursements(6)	2.68	%(8)	2.80	%(8)	2.87	%(8)	3.12	%(8)	3.06	%(8)
Net Investment Income (Loss)(6)	(2.49)%		(2.72)%		(2.81)%		(3.11)%		(3.06)%
Portfolio Turnover Rate(9)	402%		419%		484%		697%		756%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Sage Core Reserves ETF				AdvisorShares STAR Global Buy-Write ETF
	Year ended June 30, 2016	Year ended June 30, 2015		For the period January 14, 2014* to June 30, 2014	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	For the period September 17, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$99.38	$99.78		$100.00	$26.60	$26.18	$23.61	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.69	0.12		0.36	0.10	0.01	(0.10)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.12	(0.12)		(0.25)	0.07	0.41	2.67	(1.16)
Distributions of Net Realized Gains by other investment companies	—	—		—	0.00 (3)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	0.81	—		0.11	0.17	0.42	2.57	(1.19)
Distributions from Net Investment Income	(0.76)	(0.40)		(0.33)	—	—	—	(0.17)
Distributions from Realized Capital Gains	—	—		—	—	—	—	(0.03)
Total Distributions	(0.76)	(0.40)		(0.33)	—	—	—	(0.20)
Net Asset Value, End of Year/Period	$99.43	$99.38		$99.78	$26.77	$26.60	$26.18	$23.61
Market Value, End of Year/Period	$99.63	$99.40		$99.80	$26.76	$26.61	$26.22	$23.62
Total Return
Total Investment Return Based on Net Asset Value(5)	0.83%	0.00	%(3)	0.11%	0.64%	1.60%	10.89%	(4.80)%
Total Investment Return Based on Market(5)	1.00%	0.00	%(3)	0.13%	0.56%	1.49%	11.01%	(4.76)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$111,862	$34,783		$37,419	$17,400	$26,597	$27,490	$22,428
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.35%	0.35%		0.35%	1.85%	1.85%	1.85%	1.85%
Expenses, prior to expense waivers and reimbursements(6)	0.55%	0.73%		0.73%	1.97%	1.87%	1.79%	2.35%
Net Investment Income (Loss)(6)	0.70%	0.12%		0.78%	0.38%	0.03%	(0.42)%	(0.14)%
Portfolio Turnover Rate(9)	72%	59%		12%	58%	45%	166%	40%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares TrimTabs Float Shrink ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	For the period October 4, 2011* to June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$57.05	$51.22	$41.05	$33.16	$26.20
Investment Operations
Net Investment Income (Loss)(2)	0.47	0.42	0.43	0.23	0.07
Net Realized and Unrealized Gain (Loss)	(1.54)	5.75	9.89	7.99	6.90
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(1.07)	6.17	10.32	8.22	6.97
Distributions from Net Investment Income	(0.42)	(0.34)	(0.15)	(0.21)	(0.01)
Distributions from Realized Capital Gains	—	—	—	(0.12)	—
Total Distributions	(0.42)	(0.34)	(0.15)	(0.33)	(0.01)
Net Asset Value, End of Year/Period	$55.56	$57.05	$51.22	$41.05	$33.16
Market Value, End of Year/Period	$55.53	$57.05	$51.25	$41.13	$33.24
Total Return
Total Investment Return Based on Net Asset Value(5)	(1.87)%	12.06%	25.18%	25.01%	26.62%
Total Investment Return Based on Market(5)	(1.91)%	11.99%	25.00%	24.96%	26.93%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$155,570	$242,472	$137,015	$25,657	$8,291
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(6)	1.21%	1.11%	1.16%	1.90%	2.34%
Net Investment Income (Loss)(6)	0.86%	0.76%	0.90%	0.62%	0.31%
Portfolio Turnover Rate(9)	196%	52%	7%	57%	201%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Sunrise Global Multi-Strategy ETF.
(2)	Based on average shares outstanding.
(3)	Amount represents less than $0.005 or 0.005%.
(4)	The amount shown for a share distribution throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(5)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(6)	Ratios of periods of less than one year have been annualized.
(7)	The expense ratio includes interest and dividend expenses on short sales of 0.18%, 0.15%, 0.20%, and 0.06% for the periods ended periods ended June 30, 2016, June 30, 2015, June 30, 2014, and June 30, 2013, respectively.
(8)	The expense ratio includes interest and dividend expenses on short sales of 1.05%, 1.15%, 1.22%, 1.51%, and 1.38% for the periods ended June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012 respectively.
(9)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.
(10)	Effective November 1, 2015, the Fund underwent a sub-advisor and objective change. As a result, investment transactions were increased during the period, which caused a higher than normal portfolio turnover rate.
(11)	Effective November 1, 2015, the Fund’s Expense Limitation Agreement changed from 1.75% to 0.99%.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF					AdvisorShares YieldPro ETF
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2016	Year ended June 30, 2015	For the period March 4, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$38.86	$38.95	$32.65	$28.72	$31.46	$23.07	$25.28	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.17	0.34	0.18	0.11	0.07	0.17	0.85	0.29
Net Realized and Unrealized Gain (Loss)	0.23	(0.20)	6.29	3.99	(2.58)	0.59	(2.07)	0.20
Distributions of Net Realized Gains by other investment companies	—	—	—	0.00 (3)	—	0.01	0.00 (3)	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	0.40	0.14	6.47	4.10	(2.51)	0.77	(1.22)	0.49
Distributions from Net Investment Income	(0.20)	(0.23)	(0.17)	(0.17)	(0.11)	(0.17)	(0.99)	(0.21)
Distributions from Realized Capital Gains	—	—	—	—	(0.12)	—	—	—
Total Distributions	(0.20)	(0.23)	(0.17)	(0.17)	(0.23)	(0.17)	(0.99)	(0.21)
Net Asset Value, End of Year/Period	$39.06	$38.86	$38.95	$32.65	$28.72	$23.67	$23.07	$25.28
Market Value, End of Year/Period	$39.06	$38.77	$38.93	$32.63	$28.70	$23.68	$23.03	$25.31
Total Return
Total Investment Return Based on Net Asset Value(5)	1.05%	0.36%	19.85%	14.30%	(7.94)%	3.37%	(4.92)%	1.95%
Total Investment Return Based on Market(5)	1.27%	0.19%	19.85%	14.29%	(8.36)%	3.59%	(5.20)%	2.07%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$14,648	$15,543	$12,660	$7,346	$6,462	$18,345	$34,598	$72,035
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.25%	1.25%	1.25%	1.25%	1.25%	1.22%	1.05%	1.07%
Expenses, prior to expense waivers and reimbursements(6)	1.62%	1.63%	1.67%	2.52%	4.17%	1.30%	1.05%	1.07%
Net Investment Income (Loss)(6)	0.44%	0.88%	0.50%	0.36%	0.24%	0.75%	3.49%	3.64%
Portfolio Turnover Rate(9)	25%	27%	24%	38%	16%	73%	128%	8%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2016

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services —  Investment Companies”. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 21 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Athena High Dividend ETF	DIVI	July 29, 2014
AdvisorShares EquityPro ETF	EPRO	July 10, 2012
AdvisorShares Gartman Gold/Euro ETF	GEUR	February 11, 2014
AdvisorShares Gartman Gold/Yen ETF	GYEN	February 11, 2014
AdvisorShares Global Echo ETF	GIVE	May 23, 2012
AdvisorShares Madrona Domestic ETF	FWDD	June 21, 2011
AdvisorShares Madrona Global Bond ETF	FWDB	June 21, 2011
AdvisorShares Madrona International ETF	FWDI	June 21, 2011
AdvisorShares Market Adaptive Unconstrained Income ETF*	MAUI	July 8, 2014
AdvisorShares Meidell Tactical Advantage ETF	MATH	June 23, 2011
AdvisorShares Morgan Creek Global Tactical ETF	GTAA	October 26, 2010
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	FLRT	February 18, 2015
AdvisorShares Peritus High Yield ETF	HYLD	December 1, 2010
AdvisorShares QAM Equity Hedge ETF	QEH	August 7, 2012
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares TrimTabs Float Shrink ETF	TTFS	October 4, 2011
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AADR	July 21, 2010
AdvisorShares YieldPro ETF	YPRO	March 4, 2014

*	Effective November 1, 2015, AdvisorShares Sunrise Global Multi-Strategy ETF changed its name to AdvisorShares Market Adaptive Unconstrained Income ETF.

AdvisorShares Athena High Dividend ETF (“Athena High Dividend ETF”) seeks long-term capital appreciation. The Portfolio Manager uses a behavioral finance approach to identifying securities for DIVI’s portfolio. Stocks are screened and selected using the Portfolio Manager’s patented research.

AdvisorShares EquityPro ETF (“EquityPro ETF”) is a broadly diversified global equity ETF which seeks long-term capital growth. EPRO utilizes a “top-down” thematic approach while employing a proprietary security selection process and from time to time will employ risk management techniques to lower portfolio volatility and risk. The Portfolio Manager seeks to achieve this objective by investing primarily in other ETFs, individual stocks, and American Depositary Receipts (ADRs) that provide investment exposure to global equity markets and that meet certain selection criteria established by the Portfolio Manager.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

1. Organization - (continued)

AdvisorShares Gartman Gold/Euro ETF (“Gartman Gold/Euro ETF”) seeks to provide positive returns by utilizing the European Union’s Euro to invest its assets in the gold market. GEUR offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. Euros are obtained through the sale of either exchange-traded currency futures or “over-the-counter” foreign exchange forward contracts.

AdvisorShares Gartman Gold/Yen ETF (“Gartman Gold/Yen ETF”) seeks to provide positive returns by utilizing the Japanese yen to invest its assets in the gold market. GYEN offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. The Japanese yen is obtained through the sale of either exchange-traded currency futures or “over-the-counter” foreign exchange forward contracts.

AdvisorShares Global Echo ETF (“Global Echo ETF”) seeks long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index, over a full market cycle. The Fund is a multi-manager, multi-strategy, broadly diversified, and actively managed ETF with a focus on sustainable investing.

AdvisorShares Madrona Domestic ETF (“Madrona Domestic ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

AdvisorShares Madrona Global Bond ETF (“Madrona Global Bond ETF”) seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Madrona International ETF (“Madrona International ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. Its portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

The AdvisorShares Market Adaptive Unconstrained Income ETF (“Market Adaptive Unconstrained Income ETF”) seeks to provide long-term total return and income with a secondary emphasis on capital preservation. MAUI is a non-traditional bond strategy and is designed to be different from most fixed income funds. It tactically allocates to various global regions, income categories, credit qualities, and durations, and when the environment calls for it, will get defensive and move to ultra-short-term fixed income.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

1. Organization - (continued)

AdvisorShares Meidell Tactical Advantage ETF (“Meidell Tactical Advantage ETF”) seeks to provide long-term capital appreciation and capital preservation. The Fund is considered a “fund-of-funds” that seeks to achieve this investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends. The Fund employs a long tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and lower volatility assets depending on the Fund’s current view of risks in different asset classes.

AdvisorShares Morgan Creek Global Tactical ETF (“Morgan Creek Global Tactical ETF”) seeks to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Portfolio Manager seeks to achieve GTAA’s objective by utilizing a combination a qualitative and quantitative approaches with established risk management controls to actively manage the portfolio in an attempt to control the downside losses and protect capital.

AdvisorShares Newfleet Multi-Sector Income ETF (“Newfleet Multi-Sector Income ETF”) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (“NAV”) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (“Pacific Asset Enhanced Floating Rate ETF”) seeks to provide a high level of current income. The fund seeks to achieve its investment objective by selecting a focused portfolio comprised primarily of income producing floating rate loans and floating rate debt securities. Under normal circumstances, it will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other floating rate debt securities and in derivatives or other instruments that have economic characteristics similar to such securities (such as swap agreements, including, but not limited to, total return swaps, credit default swaps, and interest rate swaps).

AdvisorShares Peritus High Yield ETF (“Peritus High Yield ETF”) seeks high current income by investing in a focused portfolio of high yield debt securities commonly referred to as “junk bonds”. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities.

AdvisorShares QAM Equity Hedge ETF (“QAM Equity Hedge ETF”) seeks investment results that exceed the risk adjusted performance of approximately 50% of the long/short equity hedge fund universe as defined by the HFRI Equity Hedge Total Index constituents. The Portfolio Manager seeks to achieve this objective by employing an actively managed long/short equity strategy that attempts to gain global net equity exposures that approximate those of the universe of managers in the HFRI Equity Hedge Total Index. Additionally, the Portfolio Manager utilizes advanced algorithms including Markov Processes International’s (MPI) proprietary and patented style analysis technique and associated algorithms, DSA (Dynamic Style Analysis), patented hedge fund analysis software, combined with the Portfolio Manager’s qualitative knowledge of the hedge fund investor community to develop investment strategies.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

1. Organization - (continued)

AdvisorShares Ranger Equity Bear ETF (“Ranger Equity Bear ETF”) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Sage Core Reserves ETF (“Sage Core Reserves ETF”) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

AdvisorShares STAR Global Buy-Write ETF (“STAR Global Buy-Write ETF”) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a “Buy-Write” or “Covered Call” overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares TrimTabs Float Shrink ETF (“TrimTabs Float Shrink ETF”) seeks to generate long-term returns in excess of the total return of the Russell 3000_ Index, with less volatility than the Russell 3000_ Index. The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the Russell 3000_ Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance.

AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (“WCM/BNY Mellon Focused Growth ADR ETF”) seeks long-term capital appreciation by investing primarily in other Underlying ETFs, American Depository Receipts (ADRs) included in the BNY Mellon Classic ADR Index, the Fund’s primary index, and swap contracts.

AdvisorShares YieldPro ETF (“YieldPro ETF”) seeks to provide current income and capital appreciation. The fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in both long and short positions in other affiliated and unaffiliated exchange traded funds (“ETFs”) that offer diversified exposure to fixed income and other income producing securities. It may also invest in equity, inverse or other types of ETFs to supplement its fixed income ETF positions. The fund intends to invest the majority of its assets in investments that provide a competitive yield on a risk-adjusted basis.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

2. Consolidation of Subsidiaries

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Gartman Gold/Euro ETF	AdvisorShares Gartman Gold/Euro CFC
Gartman Gold/Yen ETF	AdvisorShares Gartman Gold/Yen CFC

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of ETF’s Total Net Assets at June 30, 2016
Gartman Gold/Euro ETF	February 11, 2014	$3,138,227	14.0%
Gartman Gold/Yen ETF	February 11, 2014	$3,876,391	16.0%

3. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund's NAV, the Fund's securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Debt securities are valued by utilizing a price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Other portfolio securities and assets for which prices are not readily available are valued based on their respective fair value as determined in good faith under procedures approved by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

3. Summary of Significant Accounting Policies - (continued)

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2016 the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

3. Summary of Significant Accounting Policies - (continued)

made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees paid by QAM Equity Hedge ETF and Ranger Equity Bear ETF for the year ended June 30, 2016 are $8,205 and $831,631, respectively, which are included as Interest on Securities Sold Short, Not Yet Purchased in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”), may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

3. Summary of Significant Accounting Policies - (continued)

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The repurchase agreement income related to the Program earned by the Funds is disclosed on the Statements of Operations.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

3. Summary of Significant Accounting Policies - (continued)

The value of loaned securities and related collateral outstanding at June 30, 2016 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statements of Assets and (Liabilities)	Net Amounts Presented in the Statements of Assets and (Liabilities)	Gross Amounts not offset in the Statements of Assets and Liabilities			Net Amount
Description				Financial Instruments		Collateral Pledged/ Received
Athena High Dividend ETF
Securities Lending	$(878,514)	$—	$(878,514)	$878,514	(1)	$—	$—
Repurchase Agreements	878,514	—	878,514	878,514	(2)	—	—
EquityPro ETF
Securities Lending	(6,446,087)	—	(6,446,087)	6,446,087	(1)	—	—
Repurchase Agreements	6,446,087	—	6,446,087	6,446,087	(2)	—	—
Global Echo ETF
Securities Lending	(60,501)	—	(60,501)	60,501	(1)	—	—
Repurchase Agreements	60,501	—	60,501	60,501	(2)	—	—
Madrona Domestic ETF
Securities Lending	(1,134,488)	—	(1,134,488)	1,134,488	(1)	—	—
Repurchase Agreements	1,134,488	—	1,134,488	1,134,488	(2)	—	—
Madrona Global Bond ETF
Securities Lending	(1,226,958)	—	(1,226,958)	1,226,958	(1)	—	—
Repurchase Agreements	1,226,958	—	1,226,958	1,226,958	(2)	—	—
Madrona International ETF
Securities Lending	(2,703,714)	—	(2,703,714)	2,703,714	(1)	—	—
Repurchase Agreements	2,703,714	—	2,703,714	2,703,714	(2)	—	—
Meidell Tactical Advantage ETF
Securities Lending	(408,423)	—	(408,423)	408,423	(1)	—	—
Repurchase Agreements	408,423	—	408,423	408,423	(2)	—	—
Morgan Creek Global Tactical ETF
Securities Lending	(1,487,324)	—	(1,487,324)	1,487,324	(1)	—	—
Repurchase Agreements	1,487,324	—	1,487,324	1,487,324	(2)	—	—
Newfleet Multi-Sector Income ETF
Securities Lending	(3,648,287)	—	(3,648,287)	3,648,287	(1)	—	—
Repurchase Agreements	3,648,287	—	3,648,287	3,648,287	(2)	—	—
Pacific Asset Enhanced Floating Rate ETF
Swaps	(17,136)	—	(17,136)	—		—	(17,136)
Securities Lending	(148,908)	—	(148,908)	148,908	(1)	—	—
Repurchase Agreements	148,908	—	148,908	148,908	(2)	—	—
Peritus High Yield ETF
Securities Lending	(28,626,133)	—	(28,626,133)	28,626,133	(1)	—	—
Repurchase Agreements	28,626,133	—	28,626,133	28,626,133	(2)	—	—
TrimTabs Float Shrink ETF
Securities Lending	(13,329,490)	—	(13,329,490)	13,329,490	(1)	—	—
Repurchase Agreements	13,329,490	—	13,329,490	13,329,490	(2)	—	—
WCM/BNY Mellon Focused Growth ADR ETF
Securities Lending	(1,883,787)	—	(1,883,787)	1,883,787	(1)	—	—
Repurchase Agreements	1,883,787	—	1,883,787	1,883,787	(2)	—	—

(1)	Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements.
(2)	Repurchase agreements are collateralized by U.S. Government Agency Obligations in the event the other party to the repurchase agreement defaults on its obligation.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

3. Summary of Significant Accounting Policies - (continued)

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

4. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the “Advisor”) pursuant to which the Advisor acts as the Fund’s investment adviser. Pursuant to the agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and which is calculated daily and paid monthly based on average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Athena High Dividend ETF	0.80%
EquityPro ETF	0.80%
Gartman Gold/Euro ETF	0.55%
Gartman Gold/Yen ETF	0.55%
Global Echo ETF	1.10%
Madrona Domestic ETF	0.80%
Madrona Global Bond ETF	0.50%
Madrona International ETF	0.80%
Market Adaptive Unconstrained Income ETF	0.90%*
Meidell Tactical Advantage ETF	1.20%
Morgan Creek Global Tactical ETF
$0 – $250,000,000	0.90%
$250,000,001 – $1,000,000,000	0.80%
$1,000,000,001 – $5,000,000,000	0.70%
$5,000,000,001 +	0.60%
Newfleet Multi-Sector Income ETF	0.65%
Pacific Asset Enhanced Floating Rate ETF	0.95%
Peritus High Yield ETF	1.10%
QAM Equity Hedge ETF	1.00%
Ranger Equity Bear ETF	1.50%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	0.75%
YieldPro ETF	0.80%

*	Effective November 1, 2015, AdvisorShares Sunrise Global Multi-Strategy ETF changed its name to AdvisorShares Market Adaptive Unconstrained Income ETF and the Fund’s Investment Advisory Agreement changed from 1.50% to 0.90%.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

4. Investment Advisory Agreement and Other Agreements - (continued)

For the Global Echo Fund, as part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor receives an annual fee.

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified amount for each Fund’s average daily net assets (with the exception of Global Echo ETF). The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2016 were as follows:

Fund:	Rate:
Athena High Dividend ETF	0.99%
EquityPro ETF	1.25%
Gartman Gold/Euro ETF	0.65%
Gartman Gold/Yen ETF	0.65%
Global Echo ETF	—
Madrona Domestic ETF	1.25%
Madrona Global Bond ETF	0.95%
Madrona International ETF	1.25%
Market Adaptive Unconstrained Income ETF	0.99%*
Meidell Tactical Advantage ETF	1.35%
Morgan Creek Global Tactical ETF	1.25%
Newfleet Multi-Sector Income ETF	0.75%
Pacific Asset Enhanced Floating Rate ETF	1.10%
Peritus High Yield ETF	1.35%
QAM Equity Hedge ETF	1.50%
Ranger Equity Bear ETF	1.85%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	1.25%
YieldPro ETF	1.25%

*	Effective November 1, 2015, AdvisorShares Sunrise Global Multi-Strategy ETF changed its name to AdvisorShares Market Adaptive Unconstrained Income ETF and the Fund’s Expense Limitation Agreement changed from 1.75% to 0.99%.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

4. Investment Advisory Agreement and Other Agreements - (continued)

For the year ended June 30, 2016, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated.

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:
Athena High Dividend ETF	$83,036	$79,776	6/30/2018
	68,711	68,711	6/30/2019
Total	151,747	148,487
EquityPro ETF	67,622	67,622	6/30/2017
	802	802	6/30/2018
	9,872	9,872	6/30/2019
Total	78,296	78,296
Gartman Gold/Euro ETF	49,169	49,169	6/30/2017
	118,897	118,897	6/30/2018
	111,217	111,217	6/30/2019
Total	279,283	279,283
Gartman Gold/Yen ETF	48,900	48,900	6/30/2017
	122,306	122,306	6/30/2018
	107,681	107,681	6/30/2019
Total	278,887	278,887
Madrona Domestic ETF	35,931	35,931	6/30/2017
	35,654	35,654	6/30/2018
	21,361	21,361	6/30/2019
Total	92,946	92,946
Madrona Global Bond ETF	27,899	27,899	6/30/2017
	12,090	11,721	6/30/2018
	23,218	23,218	6/30/2019
Total	63,207	62,838
Madrona International ETF	54,221	54,221	6/30/2017
	79,853	79,853	6/30/2018
	63,601	63,601	6/30/2019
Total	197,675	197,675
Market Adaptive Unconstrained Income ETF	97,168	92,537	6/30/2018
	79,494	79,494	6/30/2019
Total	176,662	172,031
Meidell Tactical Advantage ETF	106,095	106,095	6/30/2017
	103,519	103,519	6/30/2018
	96,939	96,939	6/30/2019
Total	306,553	306,553
Morgan Creek Global Tactical ETF	4,358	—	6/30/2017
	175,707	173,246	6/30/2018
	91,350	91,350	6/30/2019
Total	271,415	264,596

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

4. Investment Advisory Agreement and Other Agreements - (continued)

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:
Newfleet Multi-Sector Income ETF	$88,416	$88,416	6/30/2017
	139,832	139,832	6/30/2018
	132,621	132,621	6/30/2019
Total	360,869	360,869
Pacific Asset Enhanced Floating Rate ETF	30,047	30,047	6/30/2018
	108,286	108,286	6/30/2019
Total	138,333	138,333
QAM Equity Hedge ETF	65,019	65,019	6/30/2017
	88,514	88,514	6/30/2018
	88,518	88,518	6/30/2019
Total	242,051	242,051
Sage Core Reserves ETF	58,758	58,758	6/30/2017
	141,235	141,235	6/30/2018
	90,545	90,545	6/30/2019
Total	290,538	290,538
STAR Global Buy-Write ETF	3,240	3,240	6/30/2017
	13,786	13,786	6/30/2018
	25,820	25,820	6/30/2019
Total	42,846	42,846
TrimTabs Float Shrink ETF	159,385	159,385	6/30/2017
	211,220	211,220	6/30/2018
	454,474	454,474	6/30/2019
Total	825,079	825,079
WCM/BNY Mellon Focused Growth ADR ETF	40,767	40,767	6/30/2017
	55,807	55,807	6/30/2018
	58,928	58,928	6/30/2019
Total	155,502	155,502
Yield Pro ETF	19,436	19,436	6/30/2019
Total	19,436	19,436

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Global Echo ETF. There are no expenses reimbursed or recouped for that Fund.

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

4. Investment Advisory Agreement and Other Agreements - (continued)

up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

5. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

6. Summary of Fair Value Disclosure - (continued)

The following is a summary of the inputs used as of June 30, 2016 in valuing the Funds’ assets carried at fair value:

Assets	Athena High Dividend ETF	EquityPro ETF	Gartman Gold/Euro ETF	Gartman Gold/Yen ETF	Global Echo ETF	Madrona Domestic ETF
Level 1
Exchange Traded Funds	$—	$20,255,133	$—	$—	$—	$—
Common Stocks	7,471,960	—	—	—	3,807,241	26,774,690
Money Market Funds	34,919	3,543,436	13,052,990	16,490,603	119,633	702,577
Futures†	—	—	1,845,685	1,889,112	—	—
Level 2
Municipal Bonds	—	—	—	—	27,378	—
Asset Backed Securities	—	—	—	—	954,404	—
U.S. Government Agency Securities	—	—	—	—	870,946	—
Repurchase Agreements for Securities Loaned	878,514	6,446,087	—	—	60,501	1,134,488
Level 3
Common Stocks	—	—	—	—	—	476
Liabilities
Level 1
Futures†	—	—	—	(713,816)	—	—
Total	$8,385,393	$30,244,656	$14,898,675	$17,665,899	$5,840,103	$28,612,231

Assets	Madrona Global Bond ETF	Madrona International ETF	Market Adaptive Unconstrained Income ETF	Meidell Tactical Advantage ETF	Morgan Creek Global Tactical ETF	Newfleet Multi-Sector Income ETF
Level 1
Exchange Traded Funds	$20,334,612	$—	$1,123,848	$18,078,274	$3,781,129	$—
Closed End Fund	—	—	—	—	197,835	—
Common Stocks	—	13,796,497	—	—	—	—
Money Market Funds	188,169	850,254	856,547	13,858,306	3,664,797	13,699,091
Level 2
Corporate Bonds	—	—	—	—	—	50,416,409
Foreign Bonds	—	—	—	—	—	12,914,435
U.S. Treasury Note	—	—	—	—	—	1,017,695
U.S. Government Agency Securities	—	—	—	—	—	4,334,335
Asset Backed Securities	—	—	—	—	—	67,599,517
Mortgage Backed Securities	—	—	—	—	—	91,319,821
Term Loans	—	—	—	—	—	22,641,697
Repurchase Agreements for Securities Loaned	1,226,958	2,703,714	—	408,423	1,487,324	3,648,287
Total	$21,749,739	$17,350,465	$1,980,395	$32,345,003	$9,131,085	$267,591,287

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

6. Summary of Fair Value Disclosure - (continued)

Assets	Pacific Asset Enhanced Floating Rate ETF	Peritus High Yield ETF	QAM Equity Hedge ETF	Ranger Equity Bear ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF
Level 1
Exchange Traded Funds	$—	$—	$4,397,097	$102,115,625	$—	$16,442,227
Purchased Options	—	—	—	—	—	77,771
Money Market Funds	3,467,034	1,502,566	944,233	6,210,106	2,750,460	873,979
Level 2
Corporate Bonds	2,455,690	134,872,625	—	—	45,861,414	—
Foreign Bonds	—	22,413,751	—	—	11,611,361	—
Municipal Bonds	—	—	—	—	1,990,048	—
U.S. Treasury Notes	—	—	—	—	11,491,138	—
U.S. Treasury Bill	—	—	—	—	99,958	—
Asset Backed Securities	—	—	—	—	26,438,720	—
Commercial Mortgage Backed Securities	—	—	—	—	12,069,189	—
Term Loans	20,804,012	39,077,091	—	—	—	—
Repurchase Agreements for Securities Loaned	148,908	28,626,133	—	—	—	—
Liabilities
Level 1						—
Common Stocks	—	—	—	(214,658,261)	—	—
Written Options	—	—	—	—	—	(15,972)
Level 2
Swaps Contracts†	(17,136)	—	—	—	—	—
Total	$26,858,508	$226,492,166	$5,341,330	$(106,332,530)	$112,312,288	$17,378,005

Assets	TrimTabs Float Shrink ETF	WCM/BNY Mellon Focused Growth ADR ETF	YieldPro ETF
Level 1
Exchange Traded Funds	$—	$—	$18,149,596
Common Stocks	154,930,045	13,836,047	—
Money Market Funds	658,596	780,175	238,136
Level 2
Repurchase Agreements for Securities Loaned	13,329,490	1,883,787	—
Total	$168,918,131	$16,500,009	$18,387,732

†	Derivative instruments, including swap contracts and futures, are valued at the net unrealized gain (loss) on the instrument.

There were no recognized transfers between Level 1 and Level 2.

A reconciliation of assets or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant (individually, greater than 1% of the net assets of a fund, or collectively, greater than 5% of the net assets of a fund) Level 3 assets or liabilities at the end of the year.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

7. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2016, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Gartman Gold/Euro ETF	Unrealized Appreciation on Futures Contracts	$—	$517,525	$1,328,160	$—
Gartman Gold/Yen ETF	Unrealized Appreciation on Futures Contracts	—	—	1,889,112	—
STAR Global Buy-Write ETF	Options Purchased, at Value	77,771	—	—	—

Fund:	Liability Derivatives:	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Gartman Gold/Yen ETF	Unrealized Depreciation on Futures Contracts	$—	$(713,816)	$—	$—
Pacific Asset Enhanced Floating Rate ETF	Unrealized Depreciation on Swaps Contracts	—	—	—	(17,136)
STAR Global Buy-Write ETF	Options Written, at Value	(15,972)	—	—	—

Transactions in derivative instruments during the year ended June 30, 2016, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Gartman Gold/Euro ETF	Futures	$—	$47,064	$(247,607)	$—
Gartman Gold/Yen ETF	Futures	—	(2,467,066)	(706,381)	—
Pacific Asset Enhanced Floating Rate ETF	Swaps	—	—	—	7,751
QAM Equity Hedge ETF	Investments – Options Purchased	(7,178)	—	—	—
QAM Equity Hedge ETF	Options Written	(1,640)	—	—	—
Sage Core Reserves ETF	Futures	—	—	—	17,854
STAR Global Buy-Write ETF	Options Written	248,567	—	—	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

7. Derivative Instruments - (continued)

Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Gartman Gold/Euro ETF	Futures	$—	$249,768	$1,583,294	$—
Gartman Gold/Yen ETF	Futures	—	(646,577)	2,230,048	—
Pacific Asset Enhanced Floating Rate ETF	Swaps	—	—	—	(14,424)
Sage Core Reserves ETF	Futures	—	—	—	(220)
STAR Global Buy-Write ETF	Investments – Options Purchased	(23,638)	—	—	—
STAR Global Buy-Write ETF	Options Written	(34,641)	—	—	—

For the year ended June 30, 2016, the volume of the derivatives opened by the Funds was as follows:

	Gartman Global/ Euro ETF	Gartman Global/ Yen ETF	Pacific Assets Enhanced Floating Rate ETF	QAM Equity Hedge ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF
Long Swaps Contracts	—	—	9,000,000	—	—	—
Purchased Options Contracts	—	—	—	15	—	1,150
Written Options Contracts	—	—	—	30	—	10,206
Short Futures Contracts	930	1,234	—	—	20	—
Long Futures Contracts	550	947	—	—	22	—

8. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2013 - 2016), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

8. Federal Income Tax - (continued)

At June 30, 2016, the approximate cost of investments, including short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation/ (Depreciation)
Athena High Dividend ETF	$8,297,265	$610,450	$(522,322)	$88,128	$—
EquityPro ETF	29,937,254	607,541	(300,139)	307,402	—
Gartman Gold/Euro ETF	13,052,990	—	—	—	—
Gartman Gold/Yen ETF	16,490,603	—	—	—	—
Global Echo ETF	5,570,831	536,578	(267,306)	269,272	—
Madrona Domestic ETF	28,100,611	2,679,601	(2,167,981)	511,620	—
Madrona Global Bond ETF	21,600,253	671,647	(522,161)	149,486	—
Madrona International ETF	18,276,015	903,774	(1,829,324)	(925,550)	—
Market Adaptive Unconstrained Income ETF	1,987,882	4,154	(11,641)	(7,487)	—
Meidell Tactical Advantage ETF	32,217,909	242,507	(115,413)	127,094	—
Morgan Creek Global Tactical ETF	8,889,903	531,025	(289,843)	241,182	—
Newfleet Multi-Sector Income ETF	268,614,527	2,127,435	(3,150,675)	(1,023,240)	—
Pacific Asset Enhanced Floating Rate ETF	27,293,586	64,537	(482,479)	(417,942)	(17,136)
Peritus High Yield ETF	253,895,768	2,336,166	(29,739,768)	(27,403,602)	—
QAM Equity Hedge ETF	5,324,310	130,719	(113,699)	17,020	—
Ranger Equity Bear ETF	108,294,006	9,992,563	(9,960,838)	31,725	(1,699,286)
Sage Core Reserves ETF	112,275,340	88,552	(51,604)	36,948	—
STAR Global Buy-Write ETF	16,841,825	706,057	(153,905)	552,152	21,341
TrimTabs Float Shrink ETF	171,226,147	9,414,626	(11,722,642)	(2,308,016)	—
WCM/BNY Mellon Focused Growth ADR ETF	15,296,846	1,845,289	(642,126)	1,203,163	—
YieldPro ETF	18,084,091	303,858	(217)	303,641	—

*	Cost of investments on a tax basis, includes the adjustments for financial reporting purposes, as of the most recently completed Federal income tax reporting period end.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

8. Federal Income Tax - (continued)

At June 30, 2016, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Income	Accumulated Capital Gains/(Losses)	Timing Differences	Post-October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Athena High Dividend ETF	$25,605	$(3,302,182)	$—	$(1,092,861)	$88,128	$(4,281,310)
EquityPro ETF	77,436	(822,168)	—	(2,581,479)	307,402	(3,018,809)
Gartman Gold/Euro ETF	2,310,971	—	(7,517)	(24,489)	—	2,278,965
Gartman Gold/Yen ETF	1,403,580	(253,437)	365,454	(1,460,210)	—	55,387
Global Echo ETF	391	(64,440)	—	(184,908)	269,272	20,315
Madrona Domestic ETF	81,164	(1,842,631)	—	(1,568,058)	511,620	(2,817,905)
Madrona Global Bond ETF	3,762	(643,671)	—	(178,143)	149,486	(668,566)
Madrona International ETF	208,404	(3,819,685)	—	(2,652,190)	(925,550)	(7,189,021)
Market Adaptive Unconstrained Income ETF	—	(120,992)	—	(45,657)	(7,487)	(174,136)
Meidell Tactical Advantage ETF	432	(1,610,726)	—	(1,542,466)	127,094	(3,025,666)
Morgan Creek Global Tactical ETF	—	(19,722,117)	—	(419,653)	241,182	(19,900,588)
Newfleet Multi-Sector Income ETF	146,025	(1,949,190)	—	(1,202,986)	(1,023,240)	(4,029,391)
Pacific Asset Enhanced Floating Rate ETF	21,932	(258,515)	—	(16,354)	(435,078)	(688,015)
Peritus High Yield ETF	199,272	(125,429,111)	—	(41,154,272)	(27,403,602)	(193,787,713)
QAM Equity Hedge ETF	—	(36,000)	—	(172,961)	17,020	(191,941)
Ranger Equity Bear ETF	—	(164,220,841)	—	(16,342,570)	(1,667,561)	(182,230,972)
Sage Core Reserves ETF	17,872	(145,604)	—	(108,732)	36,948	(199,516)
STAR Global Buy-Write ETF	79,238	(319,870)	(131,992)	(250,282)	573,493	(49,413)
TrimTabs Float Shrink ETF	951,074	(11,231,384)	—	(6,088,662)	(2,308,016)	(18,676,988)
WCM/BNY Mellon Focused Growth ADR ETF	57,841	(297,820)	—	(384,557)	1,203,163	578,627
YieldPro ETF	—	(4,326,470)	—	(4,230)	303,641	(4,027,059)

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

8. Federal Income Tax - (continued)

At June 30, 2016, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid-in Capital
Athena High Dividend ETF	$5,874	$1,121,312	$(1,127,186)
EquityPro ETF	33,624	114,795	(148,419)
Gartman Gold/Euro ETF	10	1,416,887	(1,416,897)
Gartman Gold/Yen ETF	(16)	2,106,402	(2,106,386)
Global Echo ETF	27,186	(180,519)	153,333
Madrona Domestic ETF	—	(1,970,282)	1,970,282
Madrona Global Bond ETF	10,956	(322,309)	311,353
Madrona International ETF	1,904	(143,023)	141,119
Market Adaptive Unconstrained Income ETF	—	(15,235)	15,235
Meidell Tactical Advantage ETF	2,317	(6,692)	4,375
Morgan Creek Global Tactical ETF	31,914	(105,003)	73,089
Newfleet Multi-Sector Income ETF	699,536	(699,536)	—
Pacific Asset Enhanced Floating Rate ETF	(3,931)	3,931	—
Peritus High Yield ETF	(2,545,971)	5,470,913	(2,924,942)
QAM Equity Hedge ETF	42,270	(49,380)	7,110
Ranger Equity Bear ETF	3,435,323	(113,787)	(3,321,536)
Sage Core Reserves ETF	37,070	(37,070)	—
STAR Global Buy-Write ETF	—	(1,360,157)	1,360,157
TrimTabs Float Shrink ETF	—	4,640,950	(4,640,950)
WCM/BNY Mellon Focused Growth ADR ETF	31,752	(813,587)	781,835
YieldPro ETF	286	(26,793)	26,507

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distributions reclassifications.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

8. Federal Income Tax - (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2016 and 2015 were:

Fund	2016 Ordinary Income	2016 Long Term Capital Gains	2015 Ordinary Income	2015 Long Term Capital Gains
Athena High Dividend ETF	$259,133	$—	$529,121	$—
EquityPro ETF	1,509,480	121,361	528,866	204,411
Gartman Gold/Euro ETF	299,901	593,099	78,602	76,110
Gartman Gold/Yen ETF	170,895	341,367	143,054	178,043
Global Echo ETF	20,356	57,228	43,499	2,578
Madrona Domestic ETF	118,397	—	96,271	—
Madrona Global Bond ETF	721,446	—	823,886	—
Madrona International ETF	242,962	—	304,843	—
Market Adaptive Unconstrained Income ETF	14,901	—	45,346	—
Meidell Tactical Advantage ETF	64,850	—	93,938	—
Morgan Creek Global Tactical ETF	132,900	—	354,156	—
Newfleet Multi-Sector Income ETF	6,656,079	—	5,247,098	—
Pacific Asset Enhanced Floating Rate ETF	948,096	—	316,679	—
Peritus High Yield ETF	20,463,098	—	48,496,620	—
QAM Equity Hedge ETF	51,097	14,623	28,704	36,225
Ranger Equity Bear ETF	—	—	—	—
Sage Core Reserves ETF	342,487	—	147,384	—
STAR Global Buy-Write ETF	—	—	—	—
TrimTabs Float Shrink ETF	1,684,986	—	1,045,971	—
WCM/BNY Mellon Focused Growth ADR ETF	80,669	—	94,665	—
YieldPro ETF	205,780	—	2,337,383	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

8. Federal Income Tax - (continued)

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2016 are as follows:

Fund	Late Year Ordinary Deferral	Short-Term Post-October Loss	Long-Term Post-October Loss
Athena High Dividend ETF	$—	$508,722	$584,139
EquityPro ETF	—	2,581,479	—
Gartman Gold/Euro ETF	—	—	24,489
Gartman Gold/Yen ETF	—	256,513	1,203,697
Global Echo ETF	—	157,095	27,813
Madrona Domestic ETF	—	522,233	1,045,825
Madrona Global Bond ETF	—	8,963	169,180
Madrona International ETF	—	1,836,140	816,050
Market Adaptive Unconstrained Income ETF	45,657	—	—
Meidell Tactical Advantage ETF	45,505	1,496,961	—
Morgan Creek Global Tactical ETF	47,654	371,999	—
Newfleet Multi-Sector Income ETF	—	—	1,202,986
Pacific Asset Enhanced Floating Rate ETF	—	16,354	—
Peritus High Yield ETF	—	16,349,431	24,804,841
QAM Equity Hedge ETF	22,177	150,784	—
Ranger Equity Bear ETF	2,234,404	14,108,166	—
Sage Core Reserves ETF	—	14,634	94,098
STAR Global Buy-Write ETF	—	109,572	140,710
TrimTabs Float Shrink ETF	—	6,045,271	43,391
WCM/BNY Mellon Focused Growth ADR ETF	—	297,911	86,646
YieldPro ETF	4,230	—	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

8. Federal Income Tax - (continued)

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total
Athena High Dividend ETF	$3,124,233	$177,949	$3,302,182
EquityPro ETF	822,168	—	822,168
Gartman Gold/Euro ETF	—	—	—
Gartman Gold/Yen ETF	101,375	152,062	253,437
Global Echo ETF	64,440	—	64,440
Madrona Domestic ETF	1,384,922	457,709	1,842,631
Madrona Global Bond ETF	343,709	299,962	643,671
Madrona International ETF	3,763,754	55,931	3,819,685
Market Adaptive Unconstrained Income ETF	90,638	30,354	120,992
Meidell Tactical Advantage ETF	1,610,726	—	1,610,726
Morgan Creek Global Tactical ETF	19,722,117	—	19,722,117
Newfleet Multi-Sector Income ETF	1,230,440	718,750	1,949,190
Pacific Asset Enhanced Floating Rate ETF	258,515	—	258,515
Peritus High Yield ETF	81,537,432	43,891,679	125,429,111
QAM Equity Hedge ETF	36,000	—	36,000
Ranger Equity Bear ETF	164,220,841	—	164,220,841
Sage Core Reserves ETF	76,638	68,966	145,604
STAR Global Buy-Write ETF	—	319,870	319,870
TrimTabs Float Shrink ETF	11,231,384	—	11,231,384
WCM/BNY Mellon Focused Growth ADR ETF	87,432	210,388	297,820
YieldPro ETF	4,304,168	22,302	4,326,470

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”), The Act permits to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The carry forward capital losses noted above are all post-enactment capital loss carry forwards.

The following Fund utilized capital loss carryforwards to offset taxable capital gains realized during the year ended June 30, 2016:

Fund	Amount
WCM/BNY Mellon Focused Growth ADR ETF	$93,985

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

9. Other Affiliated Parties and Transactions

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2016 are as follows:

Affiliated Fund Name	Value at 6/30/2015	Purchases/ Additions	Sales/ Reductions	Value at 6/30/2016	Dividend Income	Realized Gain (Loss)
Madrona Global Bond ETF
Peritus High Yield ETF	$—	$1,805,512	$(262,859)	$1,631,570	$32,382	$2,220
Market Adaptive Unconstrained Income ETF
Newfleet Multi-Sector Income ETF	—	113,895	113,581	—	—	(314)
Sage Core Reserves ETF	—	19,867	19,834	—	11	(33)
	—	133,762	133,415	—	11	(347)
Meidell Tactical Advantage ETF
Newfleet Multi-Sector Income ETF	—	3,720,531	3,701,000	—	—	(19,531)
QAM Equity Hedge ETF
Sage Core Reserves ETF	347,795	—	(69,293)	278,950	2,314	(707)
Ranger Equity Bear ETF
Sage Core Reserves ETF	29,811,000	72,086,750	—	102,115,625	302,624	—
STAR Global Buy-Write ETF
Sage Core Reserves ETF	248,425	24,815	(272,778)	—	565	(1,985)

10. Investment Transactions

Purchases and sales of investments for the year ended June 30, 2016 are as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Athena High Dividend ETF	$17,935,665	$—	$—	$17,738,862	$—	$5,567,957
EquityPro ETF	104,033,576	—	19,908,199	106,138,166	—	13,613,550
Gartman Gold/Euro ETF	—	—	—	—	—	—
Gartman Gold/Yen ETF	—	—	—	—	—	—
Global Echo ETF	1,950,321	11,951	—	2,551,478	12,036	970,680
Madrona Domestic ETF	20,063,907	—	2,158,154	15,885,179	—	8,420,291
Madrona Global Bond ETF	5,741,110	—	1,992,726	5,600,370	—	10,013,251
Madrona International ETF	32,360,122	—	1,289,675	32,709,399	—	2,266,001
Market Adaptive Unconstrained Income ETF	12,731,819	—	492,761	13,190,109	—	307,450
Meidell Tactical Advantage ETF	216,564,052	—	4,195,934	215,862,708	—	561,369
Morgan Creek Global Tactical ETF	4,154,840	—	1,011,962	6,822,631	—	3,347,641
Newfleet Multi-Sector Income ETF	153,036,014	7,019,961	—	103,961,755	10,222,852	—
Pacific Asset Enhanced Floating Rate ETF	6,566,562	—	—	10,209,092	—	—
Peritus High Yield ETF	186,648,794	—	—	307,190,087	—	4,533,288
QAM Equity Hedge ETF	7,434,073	—	—	7,490,730	—	1,187,263
Ranger Equity Bear ETF	814,151,528	—	—	818,367,285	—	—
Sage Core Reserves ETF	69,173,084	—	—	20,672,835	—	—
STAR Global Buy-Write ETF	14,493,403	—	2,298,592	11,419,091	—	13,042,945
TrimTabs Float Shrink ETF	398,167,162	—	22,345,128	398,652,345	—	98,035,564
WCM/BNY Mellon Focused Growth ADR ETF	3,856,303	—	3,756,524	3,992,021	—	4,433,055
YieldPro ETF	19,053,641	—	5,132,397	19,012,371	—	21,743,602

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

10. Investment Transactions - (continued)

Options written transactions during the year ended June 30, 2016, were as follows:

QAM Equity Hedge ETF	Contracts	Premiums Paid/Received
Options outstanding at June 30, 2015	—	$—
Options written	15	9,524
Options terminated in closing purchase transactions	(15)	(9,524)
Options expired	—	—
Options exercised	—	—
Options outstanding at June 30, 2016	—	—

STAR Global Buy-Write ETF	Contracts	Premiums Paid/Received
Options outstanding at June 30, 2015	592	$69,431
Options written	9,330	756,375
Options terminated in closing purchase transactions	(3,518)	(337,465)
Options expired	(5,165)	(400,396)
Options exercised	(727)	(50,632)
Options outstanding at June 30, 2016	512	37,313

11. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The Fund's, and its affiliates, manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund's exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

11. Risks Involved with Investing in the Funds - (continued)

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

12. Subsequent Events

The Funds have adopted authoritative standards of accounting for disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of Statement.

Since June 30, 2016 the following events occurred:

On July 1, 2016, AdvisorShares TrimTabs Float Shrink ETF changed its name to AdvisorShares Wilshire Buyback ETF. The sub-advisor also changed from TrimTabs Asset Management, LLC to Wilshire Associates Incorporated. The advisory fee and expense limitation for the Fund also decreased from 0.99% to 0.90% of the Fund’s average daily net assets.

On July 1, 2016, both AdvisorShares Gartman Gold/Euro ETF and AdvisorShares Gartman Gold/Yen ETF removed Treesdale Partners, LLC, as sub-advisor. AdvisorShares Investments, LLC, continues as advisor and will act as portfolio manager. The Funds’ names, advisory fees, and expense limitations will remain the same.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

12. Subsequent Events - (continued)

The following Funds paid dividends after June 30, 2016:

Fund	Ticker	Ordinary Income Per Share Distributed	Payable Date
Madrona Global Bond ETF	FWDB	$0.05287	07/29/2016
Peritus High Yield ETF	HYLD	$0.21678	07/29/2016
YieldPro ETF	YPRO	$0.01615	07/29/2016
Athena High Dividend ETF	DIVI	$0.07397	07/29/2016
Sage Core Reserves ETF	HOLD	$0.08192	07/29/2016
Pacific Asset Enhanced Floating Rate ETF	FLRT	$0.14957	07/29/2016
Newfleet Multi-Sector Income ETF	MINC	$0.11434	07/29/2016

13. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2016, taxed at a minimum rate of 15% were:

Fund	Percentage
Athena High Dividend ETF	82.65%
EquityPro ETF	30.99%
Gartman Gold/Euro ETF	10.13%
Gartman Gold/Yen ETF	11.02%
Global Echo ETF	100.00%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	10.91%
Madrona International ETF	89.52%
Market Adaptive Unconstrained Income ETF	0.00%
Meidell Tactical Advantage ETF	100.00%
Morgan Creek Global Tactical ETF	100.00%
Newfleet Multi-Sector Income ETF	0.00%
Pacific Asset Enhanced Floating Rate ETF	0.00%
Peritus High Yield ETF	0.00%
QAM Equity Hedge ETF	100.00%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	0.00%
STAR Global Buy-Write ETF	0.00%
TrimTabs Float Shrink ETF	100.00%
WCM/BNY Mellon Focused Growth ADR ETF	100.00%
YieldPro ETF	0.98%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

13. Unaudited Tax Information - (continued)

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2016 that qualifies for the dividends received deduction were:

Fund	Percentage
Athena High Dividend ETF	35.02%
EquityPro ETF	29.99%
Gartman Gold/Euro ETF	0.00%
Gartman Gold/Yen ETF	0.00%
Global Echo ETF	100.00%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	0.72%
Madrona International ETF	0.00%
Market Adaptive Unconstrained Income ETF	0.00%
Meidell Tactical Advantage ETF	100.00%
Morgan Creek Global Tactical ETF	55.40%
Newfleet Multi-Sector Income ETF	0.00%
Pacific Asset Enhanced Floating Rate ETF	0.00%
Peritus High Yield ETF	0.00%
QAM Equity Hedge ETF	68.31%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	0.00%
STAR Global Buy-Write ETF	0.00%
TrimTabs Float Shrink ETF	100.00%
WCM/BNY Mellon Focused Growth ADR ETF	0.00%
YieldPro ETF	0.95%

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2016 that qualified interest income were:

Fund	Percentage
Athena High Dividend ETF	0.00%
EquityPro ETF	0.00%
Gartman Gold/Euro ETF	0.00%
Gartman Gold/Yen ETF	0.00%
Global Echo ETF	0.00%
Madrona Domestic ETF	0.00%
Madrona Global Bond ETF	35.48%
Madrona International ETF	0.00%
Market Adaptive Unconstrained Income ETF	0.00%
Meidell Tactical Advantage ETF	0.00%
Morgan Creek Global Tactical ETF	0.00%
Newfleet Multi-Sector Income ETF	99.84%
Pacific Asset Enhanced Floating Rate ETF	100.00%
Peritus High Yield ETF	89.24%
QAM Equity Hedge ETF	0.00%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	100.00%
STAR Global Buy-Write ETF	0.00%
TrimTabs Float Shrink ETF	0.00%
WCM/BNY Mellon Focused Growth ADR ETF	0.00%
YieldPro ETF	34.54%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2016

13. Unaudited Tax Information - (continued)

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Taxes paid	Foreign Source Income
Athena High Dividend ETF	$—	$—
EquityPro ETF	8,794	117,115
Gartman Gold/Euro ETF	—	—
Gartman Gold/Yen ETF	—	—
Global Echo ETF	—	—
Madrona Domestic ETF	—	—
Madrona Global Bond ETF	—	—
Madrona International ETF	24,247	505,021
Market Adaptive Unconstrained Income ETF	—	—
Meidell Tactical Advantage ETF	4,169	66,677
Morgan Creek Global Tactical ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Pacific Asset Enhanced Floating Rate ETF	—	—
Peritus High Yield ETF	—	—
QAM Equity Hedge ETF	—	—
Ranger Equity Bear ETF	—	—
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	—	—
TrimTabs Float Shrink ETF	—	—
WCM/BNY Mellon Focused Growth ADR ETF	—	—
YieldPro ETF	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of AdvisorShares Trust,

We have audited the accompanying statements of assets and liabilities of Athena High Dividend ETF, EquityPro ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Morgan Creek Global Tactical ETF, Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Peritus High Yield ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF, Market Adaptive Unconstrained Income ETF (formerly known as Sunrise Global Multi-Strategy ETF), TrimTabs Float Shrink ETF, WCM/BNY Mellon Focused Growth ADR ETF, and YieldPro ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments as of June 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. We have audited the accompanying consolidated statements of assets and liabilities of Gartman Gold/Euro ETF and Gartman Gold/Yen ETF, each a series of AdvisorShares Trust (the “Trust”), including the consolidated schedules of investments as of June 30, 2016, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Athena High Dividend ETF, EquityPro ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Morgan Creek Global Tactical ETF, Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Peritus High Yield ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF, Market Adaptive Unconstrained Income ETF, TrimTabs Float Shrink ETF, WCM/BNY Mellon Focused Growth ADR ETF, and YieldPro ETF, as of June 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Gartman Gold/Euro ETF and Gartman Gold/Yen ETF as of June 30, 2016, and the results of their consolidated operations, the consolidated changes in their net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2016

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	President of AdvisorShares Trust (2009 – present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present).	24	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009 – present).	24	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder of RDK Strategies, LLC (2007 – present).	24	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	President of AdvisorShares Trust (2009 – present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present).	N/A	N/A

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited) (Continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013 – present); Chief Compliance Officer of the Trust (2009 – 2013); Executive Vice President of AdvisorShares Investments, LLC (2008 – 2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Chief Compliance Officer of
AdvisorShares Investments, LLC and the
Trust (2013 – present); Managing
Member of SEC Compliance Alliance,
LLC (2012 – present), President of Little
Consulting Group, Inc.
(2011 – present); Director of
Cipperman Compliance Services
		(2008 – 2011).	N/A	N/A

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Review of Investment Advisory and Sub-Advisory Agreements

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreement for the AdvisorShares Peritus High Yield ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, and AdvisorShares Sage Core Reserves ETF

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 17, 2016 and May 24, 2016, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Peritus I Asset Management, LLC, on behalf of the AdvisorShares Peritus High Yield ETF, (2) American Wealth Management, on behalf of the AdvisorShares Meidell Tactical Advantage ETF, (3) Newfleet Asset Management, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF, (4) Pacific Asset Management, on behalf of the AdvisorShares Asset Enhanced Floating Rate ETF, and (5) Sage Advisory Services Ltd. Co., on behalf of the AdvisorShares Sage Core Reserves ETF (collectively, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services, and (b) the investment advisory agreement (together with the Sub-Advisory Agreements, the “Advisory Agreements”) between the Advisor and the Trust, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds meetings to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meetings, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board, to help decide whether to renew the Advisory Agreements for an additional year.

As discussed in further detail below, prior to the meetings, the Board, including the Independent Trustees, reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the personnel and operations of each Sub-Advisor; (iii) the investment performance of each Fund; (iv) the costs of the services provided and profits and other benefits realized by the Advisor, each Sub-Advisor, and their affiliates from the relationship with each Fund; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect the sharing of these economies of scale for the benefit of each Fund’s shareholders.

At the meetings, the Board was presented with additional information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board received an overview of the Advisor’s and each Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes.

The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meetings, information it received at the meetings, and information it had received at prior board meetings. In its deliberations, the Board considered the factors and reached the

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

conclusions described below relating to the selection of the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the portfolio management services provided to the Funds. The most recent Form ADV for the Advisor and each Sub-Advisor also was provided to the Board, as were responses to a detailed series of questions that, among other things, requested information about their business, services, and compensation. The Board considered the Advisor’s and each Sub-Advisor’s overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning the Advisor’s and each Sub-Advisor’s compliance function, operational capabilities, and portfolio management team.

The Board also noted the extensive responsibilities that the Advisor has as investment adviser to the Funds, including the selection of the Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds.

Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds

The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Advisory Services and Profitability

In considering whether the advisory and sub-advisory fees payable with respect to each Fund were reasonable, the Board reviewed the advisory fees paid by each Fund to the Advisor, the sub-advisory fees paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the profitability analysis with respect to each Fund. The Board also reviewed information comparing the advisory fees paid by each Fund to those paid by comparable funds. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered.

Economies of Scale

The Board considered for each Fund whether economies of scale were realized during the current contract period, noting the fee waivers and expense reimbursements by the Advisor and Sub-Advisors. The Board determined to reassess at an appropriate time in the future whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of any significant asset growth of the Funds.

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fees are reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

Approval of New Sub-Advisory Agreement for AdvisorShares Athena High Dividend ETF

On May 16, 2016, AthenaInvest Inc., the parent company of AthenaInvest Advisors, LLC (“Athena”), the investment sub-adviser to the AdvisorShares Athena High Dividend ETF (the “Fund”), concluded a transaction pursuant to which the parent company of Lazarus Management Company LLC acquired a material ownership interest in AthenaInvest Inc. (the “Transaction”). The Transaction caused a change of control of AthenaInvest Inc. and Athena under the 1940 Act, resulting in the assignment and automatic termination of the investment sub-advisory agreement dated July 1, 2013, between the Advisor and Athena with respect to the Fund (the “Prior Sub-Advisory Agreement”).

At a meeting held on May 24, 2016, the Board, including the Independent Trustees, considered the approval of a new sub-advisory agreement between the Advisor and AthenaInvest (the “New Sub-Advisory Agreement”), on behalf of the Fund, noting that it had considered and approved the annual renewal of the Prior Sub-Advisory Agreement at its November 17, 2015 meeting.

At the meetings, the Board reviewed and discussed information and analysis provided by Athena and the Advisor. At the May 2016 meeting, the Board also discussed information provided by the Advisor about the Transaction. All of this information formed the primary, but not exclusive, basis for the Board’s determination. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of the Services to be Provided

In considering the nature, extent and quality of the services provided by Athena, the Board reviewed the portfolio management services provided to the Fund. The most recent Form ADV for Athena had been provided to the Board at the November 2015 meeting, as were Athena’s responses to a detailed series of questions that requested, among other things, information about its business, services, and compensation. The Board considered Athena’s overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning its compliance function, operational capabilities, and portfolio management team. The Board noted that the Transaction is expected to bring in additional equity capital to Athena. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by Athena.

Performance

The Board reviewed information regarding the Fund’s performance, including information regarding factors impacting the performance of the Fund, outlining current market conditions, and explaining Athena’s expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that Athena has been able to achieve for the Fund.

Cost of Services and Profitability

In considering whether the sub-advisory fee payable with respect to the Fund was reasonable, the Board had reviewed at the November 2015 meeting the sub-advisory fee paid by the Advisor to Athena, the fees waived and/or expenses reimbursed by Athena over the period, the costs and other

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

expenses incurred by Athena in providing advisory services, and the profitability analysis with respect to the Fund. The Board noted that it had also reviewed information comparing the advisory fees paid by the Fund to those paid by comparable funds. The Board noted that the proposed fee under the New Sub-Advisory Agreement is the same as the fee under the Prior Sub-Advisory Agreement. The Board concluded that the fee appeared reasonable in light of the services rendered.

Economies of Scale

At the November 2015 meeting, the Board considered whether economies of scale were realized for the Fund, noting the fee waivers and expense reimbursements by the Advisor and Athena. The Board determined to reassess at an appropriate time in the future whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of any significant asset growth of the Fund.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, concluded that the terms of the New Sub-Advisory Agreement, including the fee, are fair and reasonable in light of the services that Athena provides to the Fund. For these reasons, the Board unanimously approved the New Sub-Advisory Agreement.

Approval of New Sub-Advisory Agreement for AdvisorShares Wilshire Buyback ETF (formerly AdvisorShares TrimTabs Float Shrink ETF)

At a meeting of the Board held on May 24, 2016, the Board considered the approval of a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Wilshire Associates Incorporated (“Wilshire”) with respect to the AdvisorShares Wilshire Buyback ETF (the “Fund”). The Sub-Advisory Agreement replaced a sub-advisory agreement between the Advisor and TrimTabs Asset Management, LLC (“TrimTabs”) with respect to the Fund. In considering whether to approve the Sub-Advisory Agreement, the Board considered and discussed information and analysis provided by the Advisor and Wilshire. The Board considered all factors that it deemed to be relevant. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Board are addressed in more detail below.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services to be provided by Wilshire, the Board reviewed the proposed services and the qualification and background of the portfolio managers proposed to be responsible for managing the Fund. The Board considered Wilshire’s operational capabilities and resources and its experience in managing investment portfolios. The Board reviewed additional information about Wilshire including its organizational structure, senior management and key professional personnel, business activities and affiliations, and compliance program. Based on its review, within the full context of its deliberations, the Board determined that it was satisfied with the nature, extent and quality of services to be provided to the Fund by Wilshire.

Performance

In connection with the assessment of Wilshire’s ability to perform its duties under the Sub-Advisory Agreement, the Board considered the sufficiency of its resources and concluded that Wilshire had the financial resources necessary to perform its obligations under the Sub-Advisory Agreement. The Board heard an overview of Wilshire’s investment philosophy, the proposed portfolio construction of the Fund, and the specific investment techniques to be employed. The Board also reviewed Wilshire’s overall investment performance.

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

Cost of Services and Profitability

The Board considered the cost of the services to be provided by Wilshire, reviewed the fee to be paid pursuant to the Sub-Advisory Agreement, and considered the estimated profitability projected by Wilshire. In addition, the Board discussed the fee arrangement between the Advisor and Wilshire, noting that the Advisor would pay Wilshire out of the advisory fee it receives from the Fund. The Board also noted that the aggregate advisory fee to be paid to the Advisor under the new arrangement would be lower than the current aggregate advisory fee for the Fund, and the proposed sub-advisory fee to be paid to Wilshire by the Advisor would be less than the sub-advisory fee currently paid to TrimTabs. The Board evaluated the proposed fee arrangement in light of the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund. Based on its review, within the context of its full deliberations, the Board determined that the fee proposed to be paid to Wilshire is reasonable and fair.

Economies of Scale

The Board considered the potential for economies of scale, noting that the aggregate advisory fee for the Fund and its contractual expense limitation would be lowered as part of the proposed changes to the Fund, and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Sub-Advisory Agreement are fair and reasonable; (ii) concluded that the fee to be paid to Wilshire is fair and reasonable in light of the services that it will provide to the Fund; and (iii) agreed to approve the Sub-Advisory Agreement for an initial term of two years.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor
AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, MD 20814

Sub-Advisors
WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, WA 98201

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Ranger Alternative Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, CA 93103

American Wealth Management
570 Hammill Lane
Reno, NV 89511

TrimTabs Asset Management, LLC
2018 Stony Oak Court
Santa Rosa, CA 95403

Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, FL 33331

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, MA 02110

Baldwin Brothers, Inc.
204 Spring Street
Marion, MA 02738

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, CN 06103

Partnervest Advisory Services, LLC
1216 State Street, 3rd Floor
Santa Barbara, CA 93101

Commerce Asset Management, LLC
6075 Poplar Avenue, Suite 700
Memphis, TN 38119

The Elements Financial Group, LLC
19200 Von Karman Avenue, Suite 800
Irvine, CA 92612

AthenaInvest, Inc.
5340 South Quebec Street, Suite 365-N
Greenwood Village, CO 80111

Treesdale Partners, LLC
1325 Avenue of the Americas, Suite 2302
New York, NY 10019

Sage Advisory Services, Ltd. Co.
5900 Southwest Parkway, Building I
Austin, TX 78735

Pacific Life Fund Advisors, LLC
700 Newport Center Drive
Newport Beach, CA 92660

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $315,000 for 2016 and $315,900 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $63,000 for 2016 and $66,700 for 2015.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman Noah Hamman, Chief Executive Officer (principal executive officer)

Date 8/26/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman Noah Hamman, Chief Executive Officer (principal executive officer)

Date 8/26/16

By (Signature and Title)*	/s/ Dan Ahrens Dan Ahrens, Treasurer (principal financial officer)

Date 8/26/16

* Print the name and title of each signing officer under his or her signature.